OMB APPROVAL
                                                 OMB Number:       3235-0570
                                                 Expires:  August 31, 2013
                                                 Estimated average burden
                                                 hours per response.....18.9



                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21781

                          Pioneer Series Trust IV
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  July 31


Date of reporting period:  August 1, 2011 through July 31, 2012


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


                       Pioneer Classic
                       Balanced Fund

--------------------------------------------------------------------------------
                       Annual Report | July 31, 2012
--------------------------------------------------------------------------------

                       Ticker Symbols:
                       Class A     AOBLX
                       Class B     ASBBX
                       Class C     PCBCX
                       Class Y     AYBLX

                       [LOGO] PIONEER
                              Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               16

Schedule of Investments                                                       18

Financial Statements                                                          43

Notes to Financial Statements                                                 51

Report of Independent Registered Public Accounting Firm                       60

Trustees, Officers and Service Providers                                      62

                       Pioneer Classic Balanced Fund | Annual Report | 7/31/12 1

President's Letter

Dear Shareowner,

The U.S. economy showed signs of an economic slowdown in the second quarter, reflecting higher savings by consumers and reduced spending by corporations, in large part due to concerns about both the U.S. outlook and the deteriorating situation in Europe. Some 40% - 45% of U.S. corporate earnings come from overseas, with a large portion of that from Europe. While large U.S. corporations generally remain in excellent financial health - cash, borrowing capacity, and margins are all strong - they are holding back on hiring and investments due to concerns about Europe, China, and U.S. regulations, fiscal policies, taxes, and politics. Many investors share those concerns, and are maintaining a cautious approach to the markets.

Despite this tough backdrop, the markets had a surprisingly strong first half of 2012. The Standard & Poor's 500 Index returned 9.5% over the six months ended June 30, 2012. In the U.S. bond markets, interest rates generally declined, with riskier sectors faring the best. The broad bond market, as measured by the Barclays Capital Aggregate Bond Index, returned 2.4% during the same six-month period, while the high-yield bond market, as measured by the Bank of America Merrill Lynch High Yield Master II Index, returned 7.1%.

Given the major macroeconomic and political issues facing the markets in the second half of the year, we certainly expect continuing volatility. But we also see some positive economic data that give us hope for better news in the second half of 2012. While the unemployment rate remains unacceptably high at over 8%, employment and incomes continue to trend upward. Lower oil prices have acted like an effective tax cut for consumers. Home construction, sales, and refinancings have increased, and auto sales are holding up as well.

At Pioneer, we have long advocated the benefits of staying diversified* and investing for the long term. The strategy has generally performed well for many investors. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

* Diversification does not assure a profit or protect against loss in a declining market.

2 Pioneer Classic Balanced Fund | Annual Report | 7/31/12

Pioneer's investment professionals focus on finding good opportunities in both equity and bond markets using the same disciplined investment approach we have used since 1928. Our strategy is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities globally to help build portfolios that we believe can help you achieve your investment goals.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                       Pioneer Classic Balanced Fund | Annual Report | 7/31/12 3

Portfolio Management Discussion | 7/31/12

Recurring worries about both the potential contagion effects of sovereign-debt problems in Europe and slowing economic growth in the United States unsettled the capital markets during the 12 months ended July 31, 2012. In the following interview, portfolio managers Richard Schlanger and Walter Hunnewell, Jr., discuss the investment environment and the factors that affected the performance of Pioneer Classic Balanced Fund during the 12 months ended July 31, 2012. Mr. Schlanger, vice president at Pioneer, is a member of Pioneer's fixed-income team, and Mr. Hunnewell, vice president at Pioneer, is a member of Pioneer's equity team. Together, they are responsible for the day-to-day management of the Fund.

Q  How did the Fund perform during the 12 months ended July 31, 2012?

A Pioneer Classic Balanced Fund Class A shares returned 4.01% at net asset value during the 12 months ended July 31, 2012, while the Fund's benchmarks, the Standard & Poor's 500 Index (the S&P 500) and the Barclays Capital Government/Credit Bond Index (the Barclays Index), returned 9.11% and 8.44%, respectively. During the same period, the average return of the 479 mutual funds in Lipper's Mixed-Asset Target Allocation Moderate Funds category was 3.19%.

Q How would you describe the overall investment environment during the 12 months ended July 31, 2012?

A At the start of the 12-month period in August 2011, equity prices were in decline, bottoming out at the end of September 2011. For the remainder of 2011 and into 2012, however, stock prices staged an overall steady ascent, peaking in April 2012 when renewed investor worries about Europe's sovereign-debt problems and slowing global economic growth prompted a slump that continued into June. Stock prices recovered again in the final two months of the period, although they did not move back to the highs posted in early April.

   The equity market's slump in the spring of 2012 was not as dramatic as the summer market downturns we had experienced during the previous two years. Behind the spring slump were renewed investor concerns about Europe's sovereign-debt problems and the effects of a possible recession in Europe on the U.S. economy, which also showed signs of slowing down in the spring of 2012 but was still further along in recovery than some other economies. One of the early signs of the possible contagion effects of the European slowdown was a deceleration in earnings growth of many U.S. corporations that had exposure to Europe. Before 2012, many major U.S. corporations had been able to accelerate earnings growth even without help

4 Pioneer Classic Balanced Fund | Annual Report | 7/31/12 from Europe. That appeared to become more difficult to accomplish during the first half of 2012. Nevertheless, U.S. stock values did receive some help as many international and foreign investors pulled money out of Europe and invested it in what they perceived to be the safer U.S. market.

   As for fixed income, in a period filled with recurring investor anxieties, U.S. Treasuries became the preferred sanctuary. Longer-maturity U.S. government debt (Treasuries with maturities of 20 years or more) turned in especially solid results during the 12-month period.

   Interest rates across different maturities remained at low levels throughout the 12 months ended July 31, 2012. The Federal Reserve Board (the Fed) kept the key Federal funds rate targeted in the historically low 0.00% - 0.25% range, while longer-term interest rates also declined, both because of the strong demand for Treasuries from risk-averse investors and because of the Fed's "Operation Twist," which had the central bank purchasing longer- and intermediate-term Treasuries and mortgages. Over the 12-month period, the yield on the 30-year Treasury declined from 4.12% to 2.55%, while the yield on the 10-year Treasury fell from 2.80% to 1.47%, and the yield on the five-year Treasury declined from 1.36% to 0.58%. As yields dropped during the period, Treasuries, we believe, became less and less interesting as an investment from a relative value standpoint, given that Treasuries of many different maturities were offering negative real yields when factoring in the rate of inflation.

   Throughout the 12-month period, we maintained an emphasis on equities in the portfolio, particularly the stocks of established large-cap, dividend-paying companies*. We underweighted the Fund to fixed-income investments during the period, in light of the low-interest-rate environment and negative real returns offered by U.S. Treasuries.

   As of July 31, 2012, the Fund held roughly 63% of its net assets in equities.

Q How did you position the Fund's equity portfolio during the 12 months ended July 31, 2012, and what types of equity investments most influenced the Fund's performance?

A In the environment which prevailed during the 12-month period, we positioned the equity portion of the Fund's portfolio cautiously. Given all the factors at play, we placed added emphasis in the equity portion of the portfolio on larger companies that appeared more stable, especially those able to pay dividends, and even increase their dividends. The largest sector overweight in the equity portfolio during the period was to health care, a traditionally defensive sector, followed by overweights to information technology, where we saw low stock prices as being especially appealing, and to materials, where we placed emphasis on gold and agricultural firms.

*  Dividends are not guaranteed.


                       Pioneer Classic Balanced Fund | Annual Report | 7/31/12 5

   The largest underweights in the Fund's equity portfolio during the period were to consumer staples, where we thought valuations generally were too high, followed by utilities and financials.

   The Fund's overweighted position in health care and underweighted exposure to financials helped performance during the 12-month period. Performance also was supported by positive stock selection results in financials, utilities and consumer discretionary. Fund performance was held back during the period by the underweighted position in consumer staples, a traditionally defensive group, and the overweight to materials. Disappointing performance from stock selections in the information technology and industrials sectors also held back results in the Fund's equity portfolio, which trailed the performance of the S&P 500 Index benchmark during the 12-month period.

   Among individual holdings, the Fund's top equity performance contributor during the period was semiconductor equipment company ASML, which has assumed a leadership position in the production of advanced photo lithography products. Philip Morris International, which distributes tobacco products outside the United States, was the next-best contributor to the equity portfolio's performance during the period. The Fund's holding in cable and media company Comcast also made a significant positive contribution to results, as the company's recent acquisition of NBC Universal helped improve fundamentals and cash flow.

   The most significant drag on the Fund's equity performance from an individual holdings standpoint came from being underweight to Apple, the information technology giant. Apple continued to produce strong earnings based on the popularity of its products. Over the period, we gradually increased the Fund's exposure to the company. Another noteworthy performance detractor was the Fund's investment in the stock of Teva Pharmaceuticals, the world's largest generic drug manufacturer. While the company's earnings held up during the period, investors worried about its next line of new products. Lazard, an investment banking firm, also was an underperforming holding in the equity portion of the portfolio during the period, as the company's focus on advisory banking services for mergers and acquisitions proved to be a handicap during a time when merger-and-acquisition activity lagged. We eliminated the Fund's Lazard position. A position in Checkpoint Software, a global enterprise software security firm that develops products for network, gateway, and end-profit security solutions, held back the Fund's equity results primarily due to investors' concerns about slowing revenue growth and the company's exposure to Europe. We have trimmed the Fund's position. Lastly, a position in global mining company Rio Tinto, which is based in the United Kingdom, detracted from the Fund's equity results during the period, as demand for commodities softened somewhat.

6 Pioneer Classic Balanced Fund | Annual Report | 7/31/12

Q How did you position the Fund's fixed-income portfolio during the 12 months ended July 31, 2012, and what types of fixed-income investments most influenced the Fund's performance?

A Within the Fund's fixed-income portfolio, the biggest change we made during the 12-month period was to increase exposure to below-investment-grade corporate bonds, where we saw strong relative value. In addition, we increased the Fund's investments in Treasury and government agency bonds, while reducing exposure to banks, utilities and industrial bonds. We maintained a larger portfolio position in mortgage-backed securities during the period, predominately government-agency securities, but with some commercial mortgages included. The Fund also had increased exposure to corporate securities. Taking advantage of attractive relative values, we substantially increased the Fund's investments in Yankee bonds, which are bonds denominated in the U.S. dollar and issued in the United States by a foreign government or corporation. The fixed-income portfolio's allocation to Yankees rose from 1% to 10.48% of assets during the 12-month period.

   At the end of the 12-month period, the effective duration of the fixed-income portfolio's investments was 4.64 years (duration is a measure of a portfolio's price sensitivity to changes in interest rates).

   We de-emphasized longer-term Treasuries in the fixed-income portfolio during the period, as we thought they represented less investment value relative to other asset classes. That positioning hurt the Fund's relative performance during the period as longer-term Treasuries outperformed.

   The Fund's increased allocation to credit-exposed securities, including below-investment-grade debt, helped relative performance, particularly in the second half of the period (February through July 2012). Overall asset allocation also provided notable support to the fixed-income portfolio's relative results, particularly overweighted exposures to industrial and financial industry debt.

   Individual corporate holdings that helped the Fund's performance during the period included the bonds of investment bank Goldman Sachs and automobile manufacturer Ford Motor. The Fund's investment in Ford was an example of our effort to find bonds rated below investment grade that we felt had the potential for a ratings upgrade to investment grade. Ford's debt was upgraded, in fact, during the 12-month period, and the value of the bonds appreciated. On the short end of the yield curve, the fixed-income portfolio's exposure to bank loans added to relative outperformance.

   Holding back the fixed-income portfolio's results during the period were investments in several securities that were perceived to be vulnerable to the problems in Europe. They included the debt of Spanish telecommunications

                       Pioneer Classic Balanced Fund | Annual Report | 7/31/12 7 company Telefonica, and of Spanish banking firm Santander. We were attracted to both companies because of their widespread operations outside of Europe, but the market nevertheless worried about the firms' exposure to the problems on the Continent. Investment banking firm Morgan Stanley was another holding that detracted from the fixed-income portfolio's results during the period, as the company's performance was hurt both by trading problems and concerns about the global economy.

Q What is your investment outlook and how have you positioned the Fund in accordance with your outlook?

A We believe the economic outlook remains far from clear both in Europe and the United States, while evidence of slowing growth in China may be cause for additional concern. While the ongoing debt troubles in Europe continue to dominate headlines, the United States faces another year-end deadline to come up with a solution to the country's long-term debt problems, or run the risk of further credit rating downgrades. Meanwhile, the November elections make it unclear as to how the U.S. government will deal with the important questions about taxes, spending, and regulatory policies. The future of the new Affordable Care Act health care law also could be affected by the results of the elections.

   In the fixed-income market, we believe Treasuries have become less and less attractive, while higher-yielding mortgages, corporate bonds, municipal bonds and bank loans offer superior longer-term opportunities. We have paid strong attention to yield while assembling the Fund's fixed-income portfolio, establishing positions in corporate bonds of companies with strong balance sheets that we believe can maintain healthy streams of income for investors. We have placed the greatest emphasis on corporate bonds, while maintaining a low portfolio exposure to Treasuries, which we think are overvalued. We also are maintaining an effective duration for the Fund's fixed-income investments that is lower than the Barclays Index's duration, due to our concerns about the threat of an eventual increase in interest rates, which could undermine bond prices.

   The challenge in managing the Fund's equity portfolio is dealing with the continued lack of clarity in the near term, while trying to prepare for the next market upturn that may occur. In this time of uncertainty, we think it makes sense to place emphasis on stock valuations, focusing on companies that we believe to be undervalued relative to their earnings and growth prospects. We have tried to reduce risk in the equity portfolio by paying attention to firms with good dividends, and by increasing the Fund's exposure to some established, larger-cap corporations.

   Overall, we are continuing to manage the Fund cautiously, while keeping an eye out for good investment opportunities.

8 Pioneer Classic Balanced Fund | Annual Report | 7/31/12

Please refer to the Schedule of Investments on pages 18-42 for a full listing of Fund securities.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates.

The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-Backed securities are also subject to prepayments.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                       Pioneer Classic Balanced Fund | Annual Report | 7/31/12 9

Portfolio Summary | 7/31/12

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         55.6%
U.S. Corporate Bonds                                                       18.7%
U.S. Government Securities                                                  6.2%
International Corporate Bonds                                               4.4%
Depository Receipts for International Stocks                                4.0%
Collateralized Mortgage Obligations                                         3.2%
International Common Stocks                                                 3.2%
Municipal Bonds                                                             1.5%
Asset-Backed Securities                                                     1.2%
Temporary Cash Investment                                                   0.9%
Senior Secured Loans                                                        0.6%
U.S. Preferred Stocks                                                       0.2%
Convertible Preferred Stocks                                                0.2%
Foreign Government Bonds                                                    0.1%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 25.5%
Information Technology                                                     13.7%
Health Care                                                                10.1%
Energy                                                                     10.1%
Consumer Discretionary                                                      9.1%
Government                                                                  8.0%
Industrials                                                                 7.4%
Consumer Staples                                                            5.7%
Materials                                                                   4.4%
Telecommunication Services                                                  3.4%
Utilities                                                                   2.6%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

 1.    Apple, Inc.                                                         2.01%
--------------------------------------------------------------------------------
 2.    Teva Pharmaceutical Industries, Ltd. (A.D.R.)                        1.90
--------------------------------------------------------------------------------
 3.    McKesson Corp.                                                       1.72
--------------------------------------------------------------------------------
 4.    QUALCOMM, Inc.                                                       1.72
--------------------------------------------------------------------------------
 5.    Wells Fargo & Co.                                                    1.68
--------------------------------------------------------------------------------
 6.    Comcast Corp.                                                        1.67
--------------------------------------------------------------------------------
 7.    Johnson & Johnson Co.                                                1.53
--------------------------------------------------------------------------------
 8.    Philip Morris International, Inc.                                    1.50
--------------------------------------------------------------------------------
 9.    United Technologies Corp.                                            1.48
--------------------------------------------------------------------------------
10.    Google, Inc.                                                         1.48
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Classic Balanced Fund | Annual Report | 7/31/12

Prices and Distributions | 7/31/12

Net Asset Value per Share

--------------------------------------------------------------------------------
         Class                        7/31/12                     7/31/11
--------------------------------------------------------------------------------
          A                            $9.64                        $9.54
--------------------------------------------------------------------------------
          B                            $9.58                        $9.47
--------------------------------------------------------------------------------
          C                            $9.61                        $9.51
--------------------------------------------------------------------------------
          Y                            $9.66                        $9.54
--------------------------------------------------------------------------------

Distributions per Share: 8/1/11-7/31/12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Net Investment         Short-Term        Long-Term
         Class           Income            Capital Gains     Capital Gains
--------------------------------------------------------------------------------
          A             $0.2572                 $   --          $0.0090
--------------------------------------------------------------------------------
          B             $0.1653                 $   --          $0.0090
--------------------------------------------------------------------------------
          C             $0.1772                 $   --          $0.0090
--------------------------------------------------------------------------------
          Y             $0.2738                 $   --          $0.0090
--------------------------------------------------------------------------------

The Standard & Poor's 500 Index is a commonly used measure of the broad U.S. stock market. The Barclays Capital Government/Credit Bond Index measures the performance of debt obligations of the U.S. government agencies and investment-grade domestic corporate debt. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The indices defined here pertain to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-15.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/12 11

Performance Update | 7/31/12                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Classic Balanced Fund at public offering price, compared to that of the Standard & Poor's 500 Index and Barclays Capital Government/Credit Bond Index.

Average Annual Total Returns
(As of July 31, 2012)
--------------------------------------------------------------------------------
                  Net Asset    Public Offering
Period            Value (NAV)  Price (POP)
--------------------------------------------------------------------------------
10 Years          5.94%         5.46%
5 Years           2.98          2.03
1 Year            4.01         -0.68
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2011)
--------------------------------------------------------------------------------
                  Gross        Net
--------------------------------------------------------------------------------
                  1.24%         1.16%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                         Barclays Capital
                    Pioneer Classic      Government/Credit    Standard & Poor's
                    Balanced Fund        Bond Index           500 Index
7/31/2002           $         9,550      $          10,000    $           10,000
7/31/2003           $        10,349      $          11,064    $           10,712
7/31/2004           $        11,214      $          12,520    $           11,217
7/31/2005           $        12,373      $          14,278    $           11,771
7/31/2006           $        13,304      $          15,046    $           11,878
7/31/2007           $        14,690      $          17,472    $           12,553
7/31/2008           $        13,586      $          15,534    $           13,329
7/31/2009           $        12,913      $          12,435    $           14,280
7/31/2010           $        14,214      $          14,157    $           15,557
7/31/2011           $        16,355      $          16,938    $           16,261
7/31/2012           $        17,011      $          18,481    $           17,634

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

POP returns reflect deduction of the maximum 4.50% sales charge. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through December 1, 2013, for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Classic Balanced Fund acquired the assets and liabilities of AmSouth Balanced Fund on September 23, 2005. The performance shown for Class A shares of the Fund for periods prior to September 23, 2005, is based on the performance of AmSouth Balanced Fund's Class A shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of Class A shares of the Fund would be lower.

12 Pioneer Classic Balanced Fund | Annual Report | 7/31/12

Performance Update | 7/31/12                                      Class B Shares

Investment Returns The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Classic Balanced Fund, compared to that of the Standard & Poor's 500 Index and Barclays Capital Government/Credit Bond Index.

Average Annual Total Returns
(As of July 31, 2012)
--------------------------------------------------------------------------------
                  If           If
Period            Held         Redeemed
--------------------------------------------------------------------------------
10 Years          5.03%         5.03%
5 Years           2.05          2.05
1 Year            3.11         -0.89
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2011)
--------------------------------------------------------------------------------
                  Gross        Net
--------------------------------------------------------------------------------
                  2.18%         2.06%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                         Barclays Capital
                    Pioneer Classic      Government/Credit    Standard & Poor's
                    Balanced Fund        Bond Index           500 Index
7/31/2002           $      10,000        $      10,000        $         10,000
7/31/2003           $      10,755        $      11,064        $         10,712
7/31/2004           $      11,571        $      12,520        $         11,217
7/31/2005           $      12,659        $      14,278        $         11,771
7/31/2006           $      13,489        $      15,046        $         11,878
7/31/2007           $      14,766        $      17,472        $         12,553
7/31/2008           $      13,536        $      15,534        $         13,329
7/31/2009           $      12,749        $      12,435        $         14,280
7/31/2010           $      13,911        $      14,157        $         15,557
7/31/2011           $      15,847        $      16,938        $         16,261
7/31/2012           $      16,340        $      18,481        $         17,634

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC is 4% and declines over five years. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through December 1, 2013, for Class B shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Classic Balanced Fund acquired the assets and liabilities of AmSouth Balanced Fund on September 23, 2005. The performance shown for Class B shares of the Fund for periods prior to September 23, 2005, is based on the performance of AmSouth Balanced Fund's Class B shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of Class B shares of the Fund would be lower.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/12 13

Performance Update | 7/31/12                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Classic Balanced Fund, compared to that of the Standard & Poor's 500 Index and Barclays Capital Government/Credit Bond Index.

Average Annual Total Returns
(As of July 31, 2012)
--------------------------------------------------------------------------------
                  If            If
Period            Held          Redeemed
--------------------------------------------------------------------------------
10 Years          5.11%         5.11%
5 Years           2.07          2.07
1 Year            3.12          3.12
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2011)
--------------------------------------------------------------------------------
                  Gross
--------------------------------------------------------------------------------
                  1.98%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                         Barclays Capital
                    Pioneer Classic      Government/Credit    Standard & Poor's
                    Balanced Fund        Bond Index           500 Index
7/31/2002           $        10,000      $          10,000    $          10,000
7/31/2003           $        10,755      $          11,064    $          10,712
7/31/2004           $        11,571      $          12,520    $          11,217
7/31/2005           $        12,659      $          14,278    $          11,771
7/31/2006           $        13,562      $          15,046    $          11,878
7/31/2007           $        14,856      $          17,472    $          12,553
7/31/2008           $        13,608      $          15,534    $          13,329
7/31/2009           $        12,820      $          12,435    $          14,280
7/31/2010           $        14,003      $          14,157    $          15,557
7/31/2011           $        15,961      $          16,938    $          16,261
7/31/2012           $        16,459      $          18,481    $          17,634

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Classic Balanced Fund acquired the assets and liabilities of AmSouth Balanced Fund on September 23, 2005. The performance shown for Class C shares for periods prior to September 23, 2005, is based upon the performance of AmSouth Balanced Fund's Class B shares as adjusted to reflect sales charges applicable to Class C shares (but not other differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of Class C shares of the Fund would be lower.

14 Pioneer Classic Balanced Fund | Annual Report | 7/31/12

Performance Update | 7/31/12                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Classic Balanced Fund, compared to that of the Standard & Poor's 500 Index and Barclays Capital Government/Credit Bond Index.

Average Annual Total Returns
(As of July 31, 2012)
--------------------------------------------------------------------------------
                  If            If
Period            Held          Redeemed
--------------------------------------------------------------------------------
10 Years          6.23%         6.23%
5 Years           3.32          3.32
1 Year            4.40          4.40
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2011)
--------------------------------------------------------------------------------
                  Gross
--------------------------------------------------------------------------------
                  0.84%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                         Barclays Capital
                    Pioneer Classic      Government/Credit    Standard & Poor's
                    Balanced Fund        Bond Index           500 Index
7/31/2002           $     5,000,000      $       5,000,000    $       5,000,000
7/31/2003           $     5,424,648      $       5,531,848    $       5,355,751
7/31/2004           $     5,886,588      $       6,259,935    $       5,608,578
7/31/2005           $     6,498,729      $       7,139,104    $       5,885,711
7/31/2006           $     7,011,311      $       7,522,906    $       5,938,806
7/31/2007           $     7,769,749      $       8,735,979    $       6,276,412
7/31/2008           $     7,206,678      $       7,767,088    $       6,664,265
7/31/2009           $     6,873,504      $       6,217,630    $       7,139,996
7/31/2010           $     7,600,751      $       7,078,418    $       7,778,579
7/31/2011           $     8,763,308      $       8,469,186    $       8,130,517
7/31/2012           $     9,149,129      $       9,240,387    $       8,817,124

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Pioneer Classic Balanced Fund acquired the assets and liabilities of AmSouth Balanced Fund on September 23, 2005. The performance shown for Class Y shares of the Fund for periods prior to September 23, 2005, is based on the performance of AmSouth Balanced Fund's Class I shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of Class Y shares of the Fund would be lower. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/12 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses.You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000 Example: an $8,600 account value (division) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Classic Balanced Fund

Based on actual returns from February 1, 2012, through July 31, 2012.

--------------------------------------------------------------------------------
 Share Class                    A               B             C             Y
--------------------------------------------------------------------------------
 Beginning Account Value   $1,000.00      $1,000.00      $1,000.00     $1,000.00
 on 2/1/12
--------------------------------------------------------------------------------
 Ending Account            $1,030.82      $1,025.56      $1,025.56     $1,031.82
 Value (after expenses)
 on 7/31/12
--------------------------------------------------------------------------------
 Expenses Paid                 $5.86         $10.37        $10.17          $4.45
 During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.16%, 2.06%, 2.02% and 0.88% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period multiplied by 182/366 (to reflect the partial year period).

16 Pioneer Classic Balanced Fund | Annual Report | 7/31/12

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Classic Balanced Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from February 1, 2012, through July 31, 2012.

--------------------------------------------------------------------------------
 Share Class                   A               B             C            Y
--------------------------------------------------------------------------------
 Beginning Account Value  $1,000.00      $1,000.00      $1,000.00    $1,000.00
 on 2/1/12
--------------------------------------------------------------------------------
 Ending Account           $1,019.10      $1,014.62      $1,014.82    $1,020.49
 Value (after expenses)
 on 7/31/12
--------------------------------------------------------------------------------
 Expenses Paid                $5.82         $10.32         $10.12        $4.42
 During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.16%, 2.06%, 2.02% and 0.88% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period multiplied by 182/366 (to reflect the partial year period).

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/12 17

Schedule of Investments | 7/31/12

--------------------------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                                     Value
--------------------------------------------------------------------------------------------------------------------------
                                           PREFERRED STOCKS -- 0.3%
                                           BANKS -- 0.3%
                                           Diversified Banks -- 0.2%
      13,300          6.50       BBB+/A3   US Bancorp, Floating Rate Note,
                                           12/31/99 (Perpetual)                                              $     385,833
       6,000          6.00       BBB+/A3   US Bancorp, Floating Rate Note,
                                           12/31/99 (Perpetual)                                                    163,920
                                                                                                             -------------
                                                                                                             $     549,753
--------------------------------------------------------------------------------------------------------------------------
                                           Regional Banks -- 0.1%
       7,000                    BBB/Baa2   BB&T Corp., 5.625%, 12/31/99
                                           (Perpetual)                                                       $     177,240
                                                                                                             -------------
                                           Total Banks                                                       $     726,993
--------------------------------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 0.0%+
                                           Other Diversified Financial Services -- 0.0%+
       3,000          7.88        BB/Ba2   Citigroup Capital XIII, Floating Rate
                                           Note, 10/30/40                                                    $      82,170
                                                                                                             -------------
                                           Total Diversified Financials                                      $      82,170
--------------------------------------------------------------------------------------------------------------------------
                                           TOTAL PREFERRED STOCKS
                                           (Cost $740,778)                                                   $     809,163
--------------------------------------------------------------------------------------------------------------------------
                                           CONVERTIBLE PREFERRED STOCK -- 0.3%
                                           BANKS -- 0.3%
                                           Diversified Banks -- 0.3%
         700                    BBB+/Ba1   Wells Fargo & Co., 7.5%, 12/31/99
                                           (Perpetual)                                                       $     809,900
                                                                                                             -------------
                                           Total Banks                                                       $     809,900
--------------------------------------------------------------------------------------------------------------------------
                                           TOTAL CONVERTIBLE PREFERRED STOCK
                                           (Cost $730,069)                                                   $     809,900
--------------------------------------------------------------------------------------------------------------------------
Shares
--------------------------------------------------------------------------------------------------------------------------
                                           COMMON STOCKS -- 62.8%
                                           ENERGY -- 7.4%
                                           Oil & Gas Drilling -- 1.1%
      54,393                               Ensco Plc                                                         $   2,955,172
--------------------------------------------------------------------------------------------------------------------------
                                           Oil & Gas Equipment & Services -- 0.4%
      31,952                               Halliburton Co.                                                   $   1,058,570
--------------------------------------------------------------------------------------------------------------------------
                                           Integrated Oil & Gas -- 1.8%
      41,506                               BP Plc (A.D.R.)                                                   $   1,656,089
      28,710                               Exxon Mobil Corp.                                                     2,493,464
      10,157                               Occidental Petroleum Corp.                                              883,964
                                                                                                             -------------
                                                                                                             $   5,033,517
--------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Classic Balanced Fund | Annual Report | 7/31/12

--------------------------------------------------------------------------------------------------------------------------
Shares                                                                                                       Value
--------------------------------------------------------------------------------------------------------------------------
                                           Oil & Gas Exploration & Production -- 3.3%
      18,777                               Anadarko Petroleum Corp.                                          $   1,303,875
      14,016                               Apache Corp.                                                          1,207,058
      31,863                               ConocoPhillips, Inc.                                                  1,734,622
      39,685                               EQT Corp.                                                             2,238,234
      46,300                               Marathon Oil Corp.                                                    1,225,561
      48,070                               Southwestern Energy Co.*                                              1,598,328
                                                                                                             -------------
                                                                                                             $   9,307,678
--------------------------------------------------------------------------------------------------------------------------
                                           Oil & Gas Refining & Marketing -- 0.2%
      15,931                               Phillips 66, Inc.                                                 $     599,006
--------------------------------------------------------------------------------------------------------------------------
                                           Oil & Gas Storage & Transportation -- 0.6%
      27,192                               Spectra Energy Corp.                                              $     834,522
      20,454                               Targa Resources Corp.                                                   900,999
                                                                                                             -------------
                                                                                                             $   1,735,521
                                                                                                             -------------
                                           Total Energy                                                      $  20,689,464
--------------------------------------------------------------------------------------------------------------------------
                                           MATERIALS -- 3.0%
                                           Fertilizers & Agricultural Chemicals -- 0.9%
      17,002                               Monsanto Co.                                                      $   1,455,711
      16,965                               The Mosaic Co.                                                          985,836
                                                                                                             -------------
                                                                                                             $   2,441,547
--------------------------------------------------------------------------------------------------------------------------
                                           Specialty Chemicals -- 0.3%
      13,590                               Ecolab, Inc.                                                      $     889,466
--------------------------------------------------------------------------------------------------------------------------
                                           Diversified Metals & Mining -- 1.4%
      15,251                               Compass Minerals International, Inc.                              $   1,103,257
      63,144                               Freeport-McMoRan Copper & Gold, Inc.                                  2,126,058
      15,401                               Rio Tinto Plc (A.D.R.)                                                  711,680
                                                                                                             -------------
                                                                                                             $   3,940,995
--------------------------------------------------------------------------------------------------------------------------
                                           Gold -- 0.4%
      24,472                               Newmont Mining Corp.                                              $   1,088,270
                                                                                                             -------------
                                           Total Materials                                                   $   8,360,278
--------------------------------------------------------------------------------------------------------------------------
                                           CAPITAL GOODS -- 5.5%
                                           Aerospace & Defense -- 1.5%
      55,307                               United Technologies Corp.                                         $   4,117,053
--------------------------------------------------------------------------------------------------------------------------
                                           Construction & Engineering -- 0.1%
      15,708                               KBR, Inc.                                                         $     412,178
--------------------------------------------------------------------------------------------------------------------------
                                           Electrical Components & Equipment -- 0.6%
      23,891                               Rockwell Automation, Inc.                                         $   1,609,298
--------------------------------------------------------------------------------------------------------------------------
                                           Industrial Conglomerates -- 0.7%
      20,170                               3M Co.                                                            $   1,840,109
--------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/12 19

------------------------------------------------------------------------------------------------------
Shares                                                                                 Value
------------------------------------------------------------------------------------------------------
               Construction & Farm Machinery & Heavy Trucks -- 0.2%
       6,864   Cummins, Inc.                                                           $       658,258
------------------------------------------------------------------------------------------------------
               Industrial Machinery -- 2.4%
      43,242   Ingersoll-Rand Plc                                                      $     1,833,893
      37,268   Snap-on, Inc.                                                                 2,526,025
      28,003   SPX Corp.                                                                     1,700,342
      17,257   Timken Co.                                                                      624,703
                                                                                       ---------------
                                                                                       $     6,684,963
                                                                                       ---------------
               Total Capital Goods                                                     $    15,321,859
------------------------------------------------------------------------------------------------------
               TRANSPORTATION -- 0.6%
               Air Freight & Logistics -- 0.6%
      21,177   United Parcel Service, Inc. (Class B)                                   $     1,601,193
                                                                                       ---------------
               Total Transportation                                                    $     1,601,193
------------------------------------------------------------------------------------------------------
               AUTOMOBILES & COMPONENTS -- 0.5%
               Auto Parts & Equipment -- 0.3%
      33,389   Johnson Controls, Inc.                                                  $       823,039
------------------------------------------------------------------------------------------------------
               Automobile Manufacturers -- 0.2%
      60,488   Ford Motor Co.                                                          $       558,909
                                                                                       ---------------
               Total Automobiles & Components                                          $     1,381,948
------------------------------------------------------------------------------------------------------
               CONSUMER SERVICES -- 1.8%
               Restaurants -- 1.8%
       5,139   Chipotle Mexican Grill, Inc.*                                           $     1,502,284
      37,736   McDonald's Corp.                                                              3,372,089
                                                                                       ---------------
                                                                                       $     4,874,373
                                                                                       ---------------
               Total Consumer Services                                                 $     4,874,373
------------------------------------------------------------------------------------------------------
               MEDIA -- 4.9%
               Broadcasting -- 0.9%
      74,099   CBS Corp. (Class B)                                                     $     2,479,353
------------------------------------------------------------------------------------------------------
               Cable & Satellite -- 1.7%
     142,526   Comcast Corp.                                                           $     4,639,221
------------------------------------------------------------------------------------------------------
               Movies & Entertainment -- 1.7%
     232,111   Regal Entertainment Group                                               $     3,207,774
      30,895   The Walt Disney Co.                                                           1,518,180
                                                                                       ---------------
                                                                                       $     4,725,954
------------------------------------------------------------------------------------------------------
               Publishing -- 0.6%
     131,743   Gannett Co., Inc.                                                       $     1,858,894
                                                                                       ---------------
               Total Media                                                             $    13,703,422
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Classic Balanced Fund | Annual Report | 7/31/12

------------------------------------------------------------------------------------------------------
Shares                                                                                 Value
------------------------------------------------------------------------------------------------------
               RETAILING -- 0.4%
               Home Improvement Retail -- 0.4%
      21,712   The Home Depot, Inc.                                                    $     1,132,932
                                                                                       ---------------
               Total Retailing                                                         $     1,132,932
------------------------------------------------------------------------------------------------------
               FOOD & STAPLES RETAILING -- 1.6%
               Drug Retail -- 1.6%
      47,866   CVS Caremark Corp.                                                      $     2,165,936
      66,030   Walgreen Co.                                                                  2,400,851
                                                                                       ---------------
                                                                                       $     4,566,787
                                                                                       ---------------
               Total Food & Staples Retailing                                          $     4,566,787
------------------------------------------------------------------------------------------------------
               FOOD, BEVERAGE & TOBACCO -- 3.3%
               Packaged Foods & Meats -- 0.7%
     113,909   DE Master Blenders NV*                                                  $     1,320,375
      22,781   Hillshire Brands Co.                                                            583,421
                                                                                       ---------------
                                                                                       $     1,903,796
------------------------------------------------------------------------------------------------------
               Tobacco -- 2.6%
      82,880   Altria Group, Inc.                                                      $     2,981,194
      45,570   Philip Morris International, Inc.                                             4,166,921
                                                                                       ---------------
                                                                                       $     7,148,115
                                                                                       ---------------
               Total Food, Beverage & Tobacco                                          $     9,051,911
------------------------------------------------------------------------------------------------------
               HOUSEHOLD & PERSONAL PRODUCTS -- 0.4%
               Household Products -- 0.4%
       9,759   Colgate-Palmolive Co.                                                   $     1,047,726
                                                                                       ---------------
               Total Household & Personal Products                                     $     1,047,726
------------------------------------------------------------------------------------------------------
               HEALTH CARE EQUIPMENT & SERVICES -- 2.8%
               Health Care Equipment -- 0.3%
      12,419   Baxter International, Inc.                                              $       726,636
------------------------------------------------------------------------------------------------------
               Health Care Distributors -- 1.7%
      52,810   McKesson Corp.                                                          $     4,791,451
------------------------------------------------------------------------------------------------------
               Managed Health Care -- 0.8%
      44,022   UnitedHealth Group, Inc.                                                $     2,249,084
                                                                                       ---------------
               Total Health Care Equipment & Services                                  $     7,767,171
------------------------------------------------------------------------------------------------------
               PHARMACEUTICALS, BIOTECHNOLOGY &
               LIFE SCIENCES -- 7.1%
               Biotechnology -- 0.8%
       6,086   Celgene Corp.*                                                          $       416,648
      16,226   Gilead Sciences, Inc.*                                                          881,559
      18,231   Vertex Pharmaceuticals, Inc.*                                                   884,386
                                                                                       ---------------
                                                                                       $     2,182,593
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/12 21

------------------------------------------------------------------------------------------------------
Shares                                                                                 Value
------------------------------------------------------------------------------------------------------
               Pharmaceuticals -- 6.3%
      52,755   Abbott Laboratories, Inc.                                               $     3,498,184
      37,131   Bristol-Myers Squibb Co.                                                      1,321,864
      61,588   Johnson & Johnson, Inc.                                                       4,263,121
     137,663   Pfizer, Inc.                                                                  3,309,419
     128,767   Teva Pharmaceutical Industries,
               Ltd. (A.D.R.)                                                                 5,265,283
                                                                                       ---------------
                                                                                       $    17,657,871
                                                                                       ---------------
               Total Pharmaceuticals, Biotechnology
               & Life Sciences                                                         $    19,840,464
------------------------------------------------------------------------------------------------------
               BANKS -- 3.3%
               Diversified Banks -- 2.0%
      22,150   US Bancorp                                                              $       742,025
     138,348   Wells Fargo & Co.                                                             4,677,546
                                                                                       ---------------
                                                                                       $     5,419,571
------------------------------------------------------------------------------------------------------
               Regional Banks -- 0.9%
      44,081   PNC Financial Services Group, Inc.                                      $     2,605,187
------------------------------------------------------------------------------------------------------
               Thrifts & Mortgage Finance -- 0.4%
      91,424   New York Community Bancorp, Inc.                                        $     1,186,684
                                                                                       ---------------
               Total Banks                                                             $     9,211,442
------------------------------------------------------------------------------------------------------
               DIVERSIFIED FINANCIALS -- 2.9%
               Consumer Finance -- 1.6%
      40,512   Capital One Financial Corp.                                             $     2,288,523
      63,402   Discover Financial Services, Inc.                                             2,279,936
                                                                                       ---------------
                                                                                       $     4,568,459
------------------------------------------------------------------------------------------------------
               Asset Management & Custody Banks -- 1.3%
      52,461   Ares Capital Corp.                                                      $       872,426
       7,149   Franklin Resources, Inc.                                                        821,778
      39,583   Invesco, Ltd.                                                                   875,972
      36,510   The Carlyle Group LP*                                                           891,939
                                                                                       ---------------
                                                                                       $     3,462,115
                                                                                       ---------------
               Total Diversified Financials                                            $     8,030,574
------------------------------------------------------------------------------------------------------
               REAL ESTATE -- 1.3%
               Mortgage REIT's -- 0.6%
      99,729   Annaly Capital Management, Inc.                                         $     1,738,276
------------------------------------------------------------------------------------------------------
               Residential REIT's -- 0.3%
      15,649   American Campus Communities, Inc.                                       $       745,831
------------------------------------------------------------------------------------------------------
               Specialized REIT's -- 0.4%
      60,585   Chesapeake Lodging Trust                                                $     1,028,127
                                                                                       ---------------
               Total Real Estate                                                       $     3,512,234
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Classic Balanced Fund | Annual Report | 7/31/12

-----------------------------------------------------------------------------------------------------
Shares                                                                                 Value
-----------------------------------------------------------------------------------------------------
               SOFTWARE & SERVICES -- 5.3%
               Internet Software & Services -- 1.8%
      18,380   eBay, Inc.*                                                             $      814,234
       6,487   Google, Inc.*                                                                4,106,076
                                                                                       --------------
                                                                                       $    4,920,310
-----------------------------------------------------------------------------------------------------
               Application Software -- 1.2%
      24,161   Adobe Systems, Inc.*                                                    $      746,092
      17,345   Citrix Systems, Inc.*                                                        1,260,635
      74,865   Nuance Communications, Inc.*                                                 1,523,503
                                                                                       --------------
                                                                                       $    3,530,230
-----------------------------------------------------------------------------------------------------
               Systems Software -- 2.3%
      61,686   Check Point Software Technologies, Ltd.*                                $    2,996,089
     113,930   Microsoft Corp.                                                              3,357,517
                                                                                       --------------
                                                                                       $    6,353,606
                                                                                       --------------
               Total Software & Services                                               $   14,804,146
-----------------------------------------------------------------------------------------------------
               TECHNOLOGY HARDWARE & EQUIPMENT -- 4.4%
               Communications Equipment -- 1.8%
      19,509   Acme Packet, Inc.*                                                      $      309,218
      80,005   Qualcomm, Inc.                                                               4,774,698
                                                                                       --------------
                                                                                       $    5,083,916
-----------------------------------------------------------------------------------------------------
               Computer Hardware -- 2.3%
       9,130   Apple, Inc.*                                                            $    5,576,232
      49,200   Hewlett-Packard Co.                                                            897,408
                                                                                       --------------
                                                                                       $    6,473,640
-----------------------------------------------------------------------------------------------------
               Computer Storage & Peripherals -- 0.3%
      23,797   NetApp, Inc.*                                                           $      777,448
                                                                                       --------------
               Total Technology Hardware & Equipment                                   $   12,335,004
-----------------------------------------------------------------------------------------------------
               SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 3.6%
               Semiconductor Equipment -- 1.3%
      64,078   ASML Holding NV (A.D.R.)                                                $    3,684,485
-----------------------------------------------------------------------------------------------------
               Semiconductors -- 2.3%
      36,629   Analog Devices, Inc.                                                    $    1,431,461
      72,846   Intel Corp.                                                                  1,872,142
      54,478   Microchip Technology, Inc.                                                   1,818,476
      34,849   Xilinx, Inc.                                                                 1,129,108
                                                                                       --------------
                                                                                       $    6,251,187
                                                                                       --------------
               Total Semiconductors &
               Semiconductor Equipment                                                 $    9,935,672
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/12 23

-------------------------------------------------------------------------------------------------------------
Shares                                                                                        Value
-------------------------------------------------------------------------------------------------------------
                                           TELECOMMUNICATION SERVICES -- 2.0%
                                           Integrated Telecommunication Services -- 2.0%
      84,537                               CenturyLink, Inc.                                  $     3,511,667
     195,303                               Windstream Corp.                                         1,945,218
                                                                                              ---------------
                                                                                              $     5,456,885
                                                                                              ---------------
                                           Total Telecommunication Services                   $     5,456,885
-------------------------------------------------------------------------------------------------------------
                                           UTILITIES -- 0.7%
                                           Gas Utilities -- 0.3%
      18,924                               ONEOK, Inc.                                        $       842,307
-------------------------------------------------------------------------------------------------------------
                                           Multi-Utilities -- 0.4%
      29,200                               Ameren Corp.                                       $       998,932
                                                                                              ---------------
                                           Total Utilities                                    $     1,841,239
-------------------------------------------------------------------------------------------------------------
                                           TOTAL COMMON STOCKS
                                           (Cost $146,932,016)                                $   174,466,724
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                      Value
-------------------------------------------------------------------------------------------------------------
                                           ASSET BACKED SECURITIES -- 1.2%
                                           MATERIALS -- 0.1%
                                           Precious Metals & Minerals -- 0.1%
     324,329                      AAA/A2   Credit-Based Asset Servicing and
                                           Securitization LLC, 5.334%, 7/25/35
                                           (Step)                                             $       320,852
-------------------------------------------------------------------------------------------------------------
                                           Steel -- 0.0%
      37,685          1.60        AA/Ba3   CDC Mortgage Capital Trust, Floating
                                           Rate Note, 8/25/33                                 $        31,304
                                                                                              ---------------
                                           Total Materials                                    $       352,156
-------------------------------------------------------------------------------------------------------------
                                           BANKS -- 0.7%
                                           Diversified Banks -- 0.1%
     159,506          0.34        NR/Aa1   Wells Fargo Home Equity Trust,
                                           Floating Rate Note, 4/25/37                        $       155,646
-------------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage Finance -- 0.6%
     110,858          1.33        AAA/A1   Accredited Mortgage Loan Trust,
                                           Floating Rate Note, 10/25/34                       $        97,778
     475,000                        A/B1   Citicorp Residential Mortgage
                                           Securities, Inc., 5.939%, 7/25/36 (Step)                   460,798
     115,826          0.66       AA+/Aa1   Citigroup Mortgage Loan Trust, Inc.,
                                           Floating Rate Note, 7/25/35                                113,973
     173,074                     AAA/Aaa   HSBC Home Equity Loan Trust, 5.63%,
                                           3/20/36 (Step)                                             175,258
     250,000                       AA/NR   Leaf II Receivables Funding LLC, 4.9%,
                                           2/20/22 (144A)                                             249,200
     117,481                   BBB+/Baa1   Lehman ABS Manufactured Housing
                                           Contract Trust, 5.873%, 4/15/40                            122,751

The accompanying notes are an integral part of these financial statements.

24 Pioneer Classic Balanced Fund | Annual Report | 7/31/12

-------------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                      Value
-------------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage Finance -- (continued)
     229,892                   CCC+/Caa3   Local Insight Media Finance LLC,
                                           5.88%, 10/23/37 (144A)                             $        91,957
     297,415          0.51       AAA/Aa3   Option One Mortgage Loan Trust,
                                           Floating Rate Note, 11/25/35                               283,857
      68,186          0.65       AA+/Aa1   Structured Asset Investment Loan Trust,
                                           Floating Rate Note, 5/25/35                                 65,505
     150,000          0.38       CCC/Ba2   Structured Asset Securities Corp.,
                                           Floating Rate Note, 3/25/37                                116,602
                                                                                              ---------------
                                                                                              $     1,777,679
                                                                                              ---------------
                                           Total Banks                                        $     1,933,325
-------------------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 0.4%
                                           Other Diversified Financial Services -- 0.1%
      19,557          0.69        AA/Aa2   Asset Backed Securities Corp., Home
                                           Equity, Floating Rate Note, 4/25/35                $        19,185
      45,261                       NR/NR   DT Auto Owner Trust, 5.92%,
                                           10/15/15 (144A)                                             45,559
      66,228          0.66       AAA/Aaa   Home Equity Asset Trust, Floating Rate
                                           Note, 11/25/35                                              65,142
     140,404          0.53       AAA/Aa1   Home Equity Asset Trust, Floating Rate
                                           Note, 12/25/35                                             133,830
                                                                                              ---------------
                                                                                              $       263,716
-------------------------------------------------------------------------------------------------------------
                                           Specialized Finance -- 0.3%
     893,250                   BBB+/Baa1   Domino's Pizza Master Issuer LLC,
                                           5.216%, 1/25/42 (144A)                             $       949,073
                                                                                              ---------------
                                           Total Diversified Financials                       $     1,212,789
-------------------------------------------------------------------------------------------------------------
                                           TOTAL ASSET BACKED SECURITIES
                                           (Cost $3,548,146)                                  $     3,498,270
-------------------------------------------------------------------------------------------------------------
                                           COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.3%
                                           BANKS -- 1.9%
                                           Thrifts & Mortgage Finance -- 1.9%
     461,844                     NR/Baa2   Banc of America Alternative Loan Trust,
                                           5.5%, 9/25/33                                      $       470,120
     251,167                    AAA/Baa2   Banc of America Alternative Loan Trust,
                                           5.75%, 4/25/33                                             264,217
     354,784                      NR/Ba2   Banc of America Alternative Loan Trust,
                                           6.0%, 3/25/34                                              366,080
     210,225          2.33      AAA/Baa2   Bear Stearns Adjustable Rate Mortgage
                                           Trust, Floating Rate Note, 8/25/33                         207,918
     128,900                     AAA/Ba1   Countrywide Alternative Loan Trust,
                                           5.125%, 3/25/34                                            130,997
     241,875                    CCC/Caa2   Countrywide Alternative Loan Trust,
                                              5.5%, 3/25/35                                           203,047

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/12 25

-------------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                      Value
-------------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage Finance -- (continued)
     393,956                      BB-/NR   Countrywide Alternative Loan Trust,
                                           5.5%, 8/25/34                                      $       389,725
     182,628          5.74        BB-/NR   GSR Mortgage Loan Trust, Floating
                                           Rate Note, 2/25/34                                         155,123
     200,189          2.64        AAA/NR   GSR Mortgage Loan Trust, Floating
                                           Rate Note, 9/25/35                                         198,456
     250,000                      AAA/NR   JP Morgan Chase Commercial Mortgage
                                           Securities Corp., 3.616%,
                                           11/15/43 (144A)                                            268,717
     100,000          4.65     BBB+/Baa1   JP Morgan Chase Commercial Mortgage
                                           Securities Corp., Floating Rate Note,
                                           7/15/28 (144A)                                             101,336
     173,112          2.37      AAA/Baa1   JP Morgan Mortgage Trust, Floating Rate
                                           Note, 10/25/33                                             177,664
      62,473          1.10       AAA/Aaa   Lehman Brothers Small Balance Commercial,
                                           Floating Rate Note, 10/25/37 (144A)                         60,768
     121,183          5.41       AAA/Aaa   Lehman Brothers Small Balance Commercial,
                                           Floating Rate Note, 12/25/36 (144A)                        119,971
     284,581          0.71      AAA/Baa2   MLCC Mortgage Investors, Inc., Floating
                                           Rate Note, 3/25/30                                         258,126
     109,214          0.83        AA-/A2   RAMP Trust, Floating Rate Note, 10/25/31                    78,203
     254,686                      AA-/NR   Residential Asset Securitization Trust,
                                           5.25%, 11/25/34                                            259,449
     326,653                      CCC/NR   Residential Asset Securitization Trust,
                                           5.5%, 7/25/35                                              306,116
     261,856                       B-/B2   Structured Asset Securities Corp.,
                                           5.0%, 5/25/35                                              258,721
     350,000                       BB/B1   Timberstar Trust, 7.53%, 10/15/36 (144A)                   361,820
      27,446          2.47         CC/NR   WaMu Mortgage Pass Through Certificates,
                                           Floating Rate Note, 9/25/35                                 27,362
     168,082                      BB-/B1   Wells Fargo Mortgage Backed Securities
                                           Trust, 5.5%, 10/25/35                                      172,668
     310,461          2.63       BBB-/B1   Wells Fargo Mortgage Backed Securities
                                           Trust, Floating Rate Note, 3/25/35                         306,338
     257,925          3.19         NR/B1   Wells Fargo Mortgage Backed Securities
                                           Trust, Floating Rate Note, 3/25/36                         250,738
                                                                                              ---------------
                                                                                              $     5,393,680
                                                                                              ---------------
                                           Total Banks                                        $     5,393,680
-------------------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 0.8%
                                           Other Diversified Financial Services -- 0.8%
     112,835                      AAA/NR   Banc of America Mortgage Securities,
                                           Inc., 5.75%, 1/25/35                               $       116,122
     194,919          5.06        AA-/NR   Banc of America Mortgage Securities,
                                           Inc., Floating Rate Note, 9/25/35                          191,266
     300,000          5.60         NR/A2   LSTAR Commercial Mortgage Trust,
                                           Floating Rate Note, 6/25/43 (144A)                         301,500

The accompanying notes are an integral part of these financial statements.

26 Pioneer Classic Balanced Fund | Annual Report | 7/31/12

-------------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                      Value
-------------------------------------------------------------------------------------------------------------
                                           Other Diversified Financial Services -- (continued)
      52,810          2.54         BB/NR   Merrill Lynch Mortgage Investors, Inc.,
                                           Floating Rate Note, 2/25/35                        $        48,159
     282,796          2.54         B-/NR   Merrill Lynch Mortgage Investors, Inc.,
                                           Floating Rate Note, 2/25/35                                282,898
     832,218                       NR/B1   RALI Trust, 5.0%, 9/25/19                                  838,401
     208,142                      AAA/NR   RALI Trust, 6.0%, 10/25/34                                 209,638
      14,307          0.85       AAA/Ba3   RALI Trust, Floating Rate Note, 4/25/34                     13,237
     203,485          2.78       AA+/Ba2   Structured Adjustable Rate Mortgage
                                           Loan Trust, Floating Rate Note, 9/25/34                    199,869
                                                                                              ---------------
                                                                                              $     2,201,090
                                                                                              ---------------
                                           Total Diversified Financials                       $     2,201,090
-------------------------------------------------------------------------------------------------------------
                                           REAL ESTATE -- 0.1%
                                           Mortgage REIT's -- 0.1%
     232,221          5.50       CC/Caa1   Deutsche ALT-A Securities, Inc., Alternate
                                           Loan Trust, Floating Rate Note, 11/25/35           $       204,170
     109,000          3.95         NR/NR   FREMF Mortgage Trust, Floating Rate
                                           Note, 6/25/47 (144A)                                       107,169
                                                                                              ---------------
                                                                                              $       311,339
                                                                                              ---------------
                                           Total Real Estate                                  $       311,339
-------------------------------------------------------------------------------------------------------------
                                           GOVERNMENT -- 0.5%
      90,106                       NR/NR   Fannie Mae Benchmark REMIC,
                                           5.45%, 12/25/20                                    $        92,428
     278,053          5.10         NR/NR   Fannie Mae REMICS, Floating Rate
                                           Note, 3/25/39                                              293,910
     781,573                       NR/NR   Freddie Mac REMICS, 3.5%, 11/15/25                         843,297
                                                                                              ---------------
                                                                                              $     1,229,635
                                                                                              ---------------
                                           Total Government                                   $     1,229,635
-------------------------------------------------------------------------------------------------------------
                                           TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                           (Cost $8,931,193)                                  $     9,135,744
-------------------------------------------------------------------------------------------------------------
                                           CORPORATE BONDS -- 23.2%
                                           ENERGY -- 2.6%
                                           Oil & Gas Drilling -- 0.2%
     225,000                   BBB+/Baa1   Pride International, Inc., 6.875%,
                                           8/15/20                                            $       282,438
     250,000                   BBB-/Baa3   Transocean, Inc., 6.375%, 12/15/21                         300,760
                                                                                              ---------------
                                                                                              $       583,198
-------------------------------------------------------------------------------------------------------------
                                           Oil & Gas Equipment & Services -- 0.2%
     355,000                    BBB/Baa2   Weatherford International, Ltd., Bermuda,
                                           9.625%, 3/1/19                                     $       466,581
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/12 27

-------------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                      Value
-------------------------------------------------------------------------------------------------------------
                                           Oil & Gas Exploration & Production -- 0.4%
     175,000                   BBB+/Baa1   Canadian Natural Resources, Ltd.,
                                           5.9%, 2/1/18                                       $       209,872
     200,000                       NR/A1   Dolphin Energy, Ltd., 5.5%,
                                           12/15/21 (144A)                                            224,000
     250,000                       A/Aa3   Ras Laffan Liquefied Natural Gas Co., Ltd.
                                           III, 4.5%, 9/30/12 (144A)                                  251,250
     400,000                   BBB-/Baa2   TNK-BP Finance SA, 7.5%,
                                           3/13/13 (144A)                                             413,636
                                                                                              ---------------
                                                                                              $     1,098,758
-------------------------------------------------------------------------------------------------------------
                                           Oil & Gas Refining & Marketing -- 0.5%
     360,000                        A/A2   Motiva Enterprises LLC, 5.75%,
                                           1/15/20 (144A)                                     $       429,915
     525,000                    BBB/Baa2   Spectra Energy Capital LLC, 6.2%,
                                           4/15/18                                                    630,759
     370,000                    BBB/Baa2   Valero Energy Corp., 9.375%, 3/15/19                       500,244
                                                                                              ---------------
                                                                                              $     1,560,918
-------------------------------------------------------------------------------------------------------------
                                           Oil & Gas Storage & Transportation -- 1.3%
      90,000                   BBB-/Baa2   Boardwalk Pipelines LP, 5.5%, 2/1/17               $        99,327
     125,000                    BBB/Baa3   Buckeye Partners LP, 6.05%, 1/15/18                        136,813
     385,000                    BBB/Baa2   DCP Midstream LLC, 9.75%,
                                           3/15/19 (144A)                                             495,953
     400,000          7.00      BB+/Baa3   Enterprise Products Operating LLC, Floating
                                           Rate Note, 6/1/67                                          414,000
     550,000                    BBB/Baa2   Kinder Morgan Energy Partners LP, 5.95%,
                                           2/15/18                                                    650,696
     450,000                    BBB/Baa2   Plains All American Pipeline LP, 6.125%,
                                           1/15/17                                                    525,788
     425,000                        A/A3   Questar Pipeline Co., 5.83%, 2/1/18                        503,295
     240,000                      BB/Ba1   Rockies Express Pipeline LLC, 5.625%,
                                           4/15/20 (144A)                                             228,000
     200,000                    BBB/Baa2   Spectra Energy Capital LLC, 6.75%,
                                           7/15/18                                                    235,612
     242,000                   BBB-/Baa3   The Williams Companies, Inc., 7.75%,
                                           6/15/31                                                    308,079
                                                                                              ---------------
                                                                                              $     3,597,563
                                                                                              ---------------
                                           Total Energy                                       $     7,307,018
-------------------------------------------------------------------------------------------------------------
                                           MATERIALS -- 1.3%
                                           Fertilizers & Agricultural Chemicals -- 0.2%
     450,000                    BBB/Baa2   Agrium, Inc., 6.75%, 1/15/19                       $       555,714
-------------------------------------------------------------------------------------------------------------
                                           Industrial Gases -- 0.2%
     460,000                    BBB/Baa2   Airgas, Inc., 2.85%, 10/1/13                       $       470,502
-------------------------------------------------------------------------------------------------------------
                                           Specialty Chemicals -- 0.1%
     310,000                    BBB/Baa2   Cytec Industries, Inc., 8.95%, 7/1/17              $       386,770
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer Classic Balanced Fund | Annual Report | 7/31/12

-------------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                      Value
-------------------------------------------------------------------------------------------------------------
                                           Construction Materials -- 0.0%+
     125,000                    BBB/Baa2   Holcim US Finance Sarl & Cie SCS,
                                           6.0%, 12/30/19 (144A)                              $       135,305
-------------------------------------------------------------------------------------------------------------
                                           Aluminum -- 0.1%
     180,000                   BBB-/Baa3   Alcoa, Inc., 6.15%, 8/15/20                        $       194,666
-------------------------------------------------------------------------------------------------------------
                                           Diversified Metals & Mining -- 0.5%
     450,000                   BBB-/Baa2   AngloGold Ashanti Holdings Plc,
                                           5.375%, 4/15/20                                    $       471,177
     350,000                   BBB-/Baa3   Gold Fields Orogen Holding BVI, Ltd.,
                                           4.875%, 10/7/20 (144A)                                     341,592
     425,000                     A-/Baa2   Vale Canada, Ltd., 7.2%, 9/15/32                           496,748
                                                                                              ---------------
                                                                                              $     1,309,517
-------------------------------------------------------------------------------------------------------------
                                           Steel -- 0.2%
     230,000                   BBB-/Baa3   ArcelorMittal, SA, 6.125%, 6/1/18                  $       237,769
     195,000                     BB+/Ba2   Commercial Metals Co., 7.35%, 8/15/18                      203,044
                                                                                              ---------------
                                                                                              $       440,813
                                                                                              ---------------
                                           Total Materials                                    $     3,493,287
-------------------------------------------------------------------------------------------------------------
                                           CAPITAL GOODS -- 1.1%
                                           Building Products -- 0.2%
     520,000                    BBB-/Ba2   Masco Corp., 7.125%, 3/15/20                       $       580,887
-------------------------------------------------------------------------------------------------------------
                                           Industrial Conglomerates -- 0.2%
     536,000                        A/A2   Cargill, Inc., 4.307%, 5/14/21 (144A)              $       597,591
-------------------------------------------------------------------------------------------------------------
                                           Construction & Farm Machinery & Heavy Trucks -- 0.1%
     130,000                      A/Baa1   Cummins, Inc., 6.75%, 2/15/27                      $       164,967
-------------------------------------------------------------------------------------------------------------
                                           Industrial Machinery -- 0.3%
     500,000                   BBB+/Baa1   Ingersoll-Rand Global Holding Co.,
                                           Ltd., 9.5%, 4/15/14                                $       566,698
     150,000                   BBB-/Baa3   Valmont Industries, Inc., 6.625%,
                                           4/20/20                                                    179,533
                                                                                              ---------------
                                                                                              $       746,231
-------------------------------------------------------------------------------------------------------------
                                           Trading Companies & Distributors -- 0.3%
     875,000                     BBB-/NR   Aviation Capital Group Corp., 6.75%,
                                           4/6/21 (144A)                                      $       877,161
                                                                                              ---------------
                                           Total Capital Goods                                $     2,966,837
-------------------------------------------------------------------------------------------------------------
                                           TRANSPORTATION -- 0.2%
                                           Airlines -- 0.0%+
       5,901                   BBB+/Baa2   Continental Airlines 1998-1 Class A
                                           Pass Through Trust, 6.648%, 9/15/17                $         6,226
      91,622                     A-/Baa2   Delta Air Lines 2010-2 Class A Pass
                                           Through Trust, 4.95%, 5/23/19                               97,348
                                                                                              ---------------
                                                                                              $       103,574
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/12 29

-------------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                      Value
-------------------------------------------------------------------------------------------------------------
                                           Trucking -- 0.2%
     435,000                   BBB-/Baa2   Asciano Finance, Ltd., 5.0%,
                                           4/7/18 (144A)                                      $       458,072
                                                                                              ---------------
                                           Total Transportation                               $       561,646
-------------------------------------------------------------------------------------------------------------
                                           AUTOMOBILES & COMPONENTS -- 0.1%
                                           Automobile Manufacturers -- 0.0%+
      55,000                   BBB+/Baa2   Hyundai Motor Manufacturing Czech sro,
                                           4.5%, 4/15/15 (144A)                               $        58,267
      70,000                     BBB+/A3   Nissan Motor Acceptance Corp., 4.5%,
                                           1/30/15 (144A)                                              74,956
                                                                                              ---------------
                                                                                              $       133,223
-------------------------------------------------------------------------------------------------------------
                                           Motorcycle Manufacturers -- 0.1%
     150,000                   BBB+/Baa1   Harley-Davidson Financial Services,
                                           Inc., 3.875%, 3/15/16 (144A)                       $       159,240
                                                                                              ---------------
                                           Total Automobiles & Components                     $       292,463
-------------------------------------------------------------------------------------------------------------
                                           CONSUMER DURABLES & APPAREL -- 0.2%
                                           Household Appliances -- 0.2%
     500,000                   BBB-/Baa3   Whirlpool Corp., 5.5%, 3/1/13                      $       512,076
                                                                                              ---------------
                                           Total Consumer Durables & Apparel                  $       512,076
-------------------------------------------------------------------------------------------------------------
                                           CONSUMER SERVICES -- 0.4%
                                           Education Services -- 0.4%
     250,000                     AAA/Aaa   Massachusetts Institute of Technology,
                                           5.6%, 7/1/11                                       $       365,552
     300,000                     AAA/Aaa   The Board of Trustees of The Leland
                                           Stanford Junior University, 4.75%, 5/1/19                  359,121
     250,000                       A+/A1   The George Washington University,
                                           1.827%, 9/15/17                                            253,888
                                                                                              ---------------
                                                                                              $       978,561
                                                                                              ---------------
                                           Total Consumer Services                            $       978,561
-------------------------------------------------------------------------------------------------------------
                                           MEDIA -- 0.5%
                                           Broadcasting -- 0.2%
     512,000                   BBB+/Baa1   News America, Inc., 7.3%, 4/30/28                  $       625,304
-------------------------------------------------------------------------------------------------------------
                                           Cable & Satellite -- 0.3%
     125,000                   BBB+/Baa1   British Sky Broadcasting Group Plc,
                                           6.1%, 2/15/18 (144A)                               $       148,140
      80,000                   BBB+/Baa1   Comcast Corp., 5.3%, 1/15/14                                85,156
     400,000                    BBB/Baa2   Time Warner Cable, Inc., 5.0%, 2/1/20                      462,924
     100,000                    BBB/Baa2   Time Warner Cable, Inc., 8.25%, 4/1/19                     133,047
      50,000                    BBB/Baa2   Time Warner Cable, Inc., 8.75%, 2/14/19                     67,928
                                                                                              ---------------
                                                                                              $       897,195
                                                                                              ---------------
                                           Total Media                                        $     1,522,499
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer Classic Balanced Fund | Annual Report | 7/31/12

-------------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                      Value
-------------------------------------------------------------------------------------------------------------
                                           RETAILING -- 0.2%
                                           Internet Retail -- 0.2%
     425,000                    BBB-/Ba1   Expedia, Inc., 5.95%, 8/15/20                      $       454,915
                                                                                              ---------------
                                           Total Retailing                                    $       454,915
-------------------------------------------------------------------------------------------------------------
                                           FOOD & STAPLES RETAILING -- 0.1%
                                           Drug Retail -- 0.1%
     190,357                   BBB+/Baa2   CVS Pass-Through Trust, 5.298%,
                                           1/11/27 (144A)                                     $       204,133
     120,577                   BBB+/Baa2   CVS Pass-Through Trust, 5.773%,
                                           1/10/33 (144A)                                             137,634
                                                                                              ---------------
                                                                                              $       341,767
                                                                                              ---------------
                                           Total Food & Staples Retailing                     $       341,767
-------------------------------------------------------------------------------------------------------------
                                           FOOD, BEVERAGE & TOBACCO -- 0.4%
                                           Brewers -- 0.0%+
     55,000                         A/A3   Anheuser-Busch InBev Worldwide, Inc.,
                                           7.75%, 1/15/19                                     $        73,889
-------------------------------------------------------------------------------------------------------------
                                           Soft Drinks -- 0.1%
     200,000                      BBB/A3   Coca-Cola Enterprises, Inc., 4.5%, 9/1/21          $       226,399
-------------------------------------------------------------------------------------------------------------
                                           Agricultural Products -- 0.2%
     410,000                    BBB-/Ba1   Viterra, Inc., 5.95%, 8/1/20 (144A)                $       449,454
-------------------------------------------------------------------------------------------------------------
                                           Packaged Foods & Meats -- 0.1%
     250,000                    BBB/Baa2   Kraft Foods Group, Inc., 3.5%,
                                           6/6/22 (144A)                                      $       264,956
                                                                                              ---------------
                                           Total Food, Beverage & Tobacco                     $     1,014,698
-------------------------------------------------------------------------------------------------------------
                                           HEALTH CARE EQUIPMENT & SERVICES -- 0.1%
                                           Health Care Services -- 0.1%
     230,000                   BBB+/Baa3   Express Scripts Holding Co., 3.125%,
                                           5/15/16                                            $       243,458
                                                                                              ---------------
                                           Total Health Care Equipment & Services             $       243,458
-------------------------------------------------------------------------------------------------------------
                                           PHARMACEUTICALS, BIOTECHNOLOGY &
                                           LIFE SCIENCES -- 0.1%
                                           Biotechnology -- 0.1%
     285,000                      AA-/A2   Genzyme Corp., 3.625%, 6/15/15                     $       307,855
                                                                                              ---------------
                                           Total Pharmaceuticals, Biotechnology
                                           & Life Sciences                                    $       307,855
-------------------------------------------------------------------------------------------------------------
                                           BANKS -- 3.2%
                                           Diversified Banks -- 0.7%
     270,000                       A+/A2   Barclays Bank Plc, 5.2%, 7/10/14                   $       285,589
     705,000                   BBB+/Baa3   Barclays Bank Plc, 6.05%,
                                           12/4/17 (144A)                                             715,601
     200,000                      AA/Aa2   Cooperatieve Centrale
                                           Raiffeisen-Boerenleenbank BA
                                           Netherlands, 3.875%, 2/8/22                                209,824

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/12 31

Schedule of Investments | 7/31/12 (continued)

-------------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                      Value
-------------------------------------------------------------------------------------------------------------
                                           Diversified Banks -- (continued)
     200,000                      A+/Aa3   HSBC Holdings Plc, 4.875%, 1/14/22                 $       227,298
     250,000                       B+/B2   Kazkommertsbank JSC, 8.0%,
                                           11/3/15 (144A)                                             231,875
     250,000          6.38         A-/A2   Northgroup Preferred Capital Corp.,
                                           Floating Rate Note, 1/29/49
                                           (Perpetual) (144A)                                         245,305
                                                                                              ---------------
                                                                                              $     1,915,492
-------------------------------------------------------------------------------------------------------------
                                           Regional Banks -- 2.5%
     250,000                       A-/A2   American Express Bank FSB, 5.5%,
                                           4/16/13                                            $       258,628
     250,000                       A-/A2   BB&T Corp., 5.7%, 4/30/14                                  270,873
     265,000                    BB+/Baa3   Capital One Capital VI, 8.875%, 5/15/40                    269,203
     250,000                        A/A2   HSBC Bank USA NA New York NY,
                                           6.0%, 8/9/17                                               282,860
     875,000                   BBB+/Baa1   KeyBank NA Cleveland Ohio, 5.8%, 7/1/14                    938,920
     250,000                   BBB+/Baa1   KeyCorp, 6.5%, 5/14/13                                     260,536
     450,000                        A/A1   Mellon Funding Corp., 5.5%, 11/15/18                       524,416
   1,000,000          8.25      BBB/Baa3   PNC Financial Services Group, Inc.,
                                           Floating Rate Note, 5/29/49 (Perpetual)                  1,030,243
   1,100,000          6.75      BBB/Baa3   PNC Financial Services Group, Inc.,
                                           Floating Rate Note, 7/29/49 (Perpetual)                  1,191,663
     850,000                    BBB/Baa2   Sovereign Bank, 8.75%, 5/30/18                             928,624
   1,000,000          5.46     BBB+/Baa1   State Street Capital Trust III, Floating
                                           Rate Note, 1/29/49 (Perpetual)                           1,005,400
                                                                                              ---------------
                                                                                              $     6,961,366
                                                                                              ---------------
                                           Total Banks                                        $     8,876,858
-------------------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 5.1%
                                           Other Diversified Financial Services -- 1.3%
     290,000                   BBB+/Baa2   Alterra Finance LLC, 6.25%, 9/30/20                $       312,609
     250,000                      AA+/A1   General Electric Capital Corp., 5.625%,
                                           9/15/17                                                    294,168
     420,000                      AA+/A1   General Electric Capital Corp., 6.75%,
                                           3/15/32                                                    544,849
     200,000                   BBB+/Baa2   Hyundai Capital Services, Inc., 3.5%,
                                           9/13/17 (144A)                                             204,539
     100,000                   BBB+/Baa2   Hyundai Capital Services, Inc., 6.0%,
                                           5/5/15 (144A)                                              109,708
   2,050,000          7.90       BBB/Ba1   JPMorgan Chase & Co., Floating Rate
                                           Note, 4/29/49 (Perpetual)                                2,262,298
                                                                                              ---------------
                                                                                              $     3,728,171
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer Classic Balanced Fund | Annual Report | 7/31/12

-------------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                      Value
-------------------------------------------------------------------------------------------------------------
                                           Specialized Finance -- 0.3%
     240,000                   BBB-/Baa3   Banque PSA Finance SA, 5.75%,
                                           4/4/21 (144A)                                      $       215,102
     600,000                    BBB/Baa3   Cantor Fitzgerald LP, 7.875%,
                                           10/15/19 (144A)                                            603,373
                                                                                              ---------------
                                                                                              $       818,475
-------------------------------------------------------------------------------------------------------------
                                           Consumer Finance -- 1.2%
     250,000                       A-/A2   American Express Credit Corp., 2.75%,
                                           9/15/15                                            $       263,628
     260,000                       A+/A1   American Honda Finance Corp., 6.7%,
                                           10/1/13 (144A)                                             278,261
     360,000                    BBB/Baa1   Capital One Bank USA NA, 8.8%, 7/15/19                     463,682
     500,000                    BB+/Baa3   Ford Motor Credit Co., LLC, 3.875%,
                                           1/15/15                                                    517,718
   1,000,000                    BB+/Baa3   Ford Motor Credit Co., LLC, 4.25%, 2/3/17                1,043,810
     200,000                   BBB+/Baa2   Hyundai Capital America, 4.0%,
                                           6/8/17 (144A)                                              211,454
     265,000          4.00      BBB-/Ba1   SLM Corp., Floating Rate Note, 7/25/14                     267,671
     375,000                    CCC/Caa1   Springleaf Finance Corp., 6.9%, 12/15/17                   305,625
                                                                                              ---------------
                                                                                              $     3,351,849
-------------------------------------------------------------------------------------------------------------
                                           Asset Management & Custody Banks -- 0.2%
     210,000                        A/A3   Ameriprise Financial, Inc., 5.3%, 3/15/20          $       243,438
     100,000                      AA-/A1   Franklin Resources, Inc., 3.125%,
                                           5/20/15                                                    105,279
     220,000                       A+/A1   State Street Corp., 4.3%, 5/30/14                          234,630
                                                                                              ---------------
                                                                                              $       583,347
-------------------------------------------------------------------------------------------------------------
                                           Investment Banking & Brokerage -- 2.1%
   1,060,000          4.00       BB+/Ba2   Goldman Sachs Capital II, Floating Rate
                                           Note, 6/1/43                                       $       758,759
     550,000                    BBB/Baa2   Jefferies Group, Inc., 5.125%, 4/13/18                     539,000
     385,000                    BBB/Baa2   Jefferies Group, Inc., 6.875%, 4/15/21                     396,550
     250,000                      BBB/A3   Macquarie Bank, Ltd., 6.625%,
                                           4/7/21 (144A)                                              257,696
     250,000                      BBB/A3   Macquarie Group, Ltd., 6.0%,
                                           1/14/20 (144A)                                             255,735
     235,000                      BBB/A3   Macquarie Group, Ltd., 7.625%,
                                           8/13/19 (144A)                                             258,918
     200,000                     A-/Baa2   Merrill Lynch & Co., Inc., 5.45%, 2/5/13                   204,482
     750,000                     A-/Baa1   Morgan Stanley, Inc., 4.0%, 9/22/20
                                           (Step)                                                     746,760
     500,000                     A-/Baa1   Morgan Stanley, Inc., 5.0%, 8/31/25
                                           (Step)                                                     497,043

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/12 33

-------------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                      Value
-------------------------------------------------------------------------------------------------------------
                                           Investment Banking & Brokerage -- (continued)
     250,000                     A-/Baa1   Morgan Stanley, Inc., 5.5%, 1/26/20                $       250,148
     250,000                    BBB/Baa2   Raymond James Financial, Inc.,
                                           5.625%, 4/1/24                                             273,146
     825,000                     NR/Baa3   Scottrade Financial Services, Inc.,
                                           6.125%, 7/11/21 (144A)                                     855,686
     500,000                        A/A2   The Charles Schwab Corp., 4.95%, 6/1/14                    537,200
                                                                                              ---------------
                                                                                              $     5,831,123
                                                                                              ---------------
                                           Total Diversified Financials                       $    14,312,965
-------------------------------------------------------------------------------------------------------------
                                           INSURANCE -- 2.9%
                                           Insurance Brokers -- 0.1%
     250,000                   BBB-/Baa3   Ironshore Holdings US, Inc., 8.5%,
                                           5/15/20 (144A)                                     $       276,020
-------------------------------------------------------------------------------------------------------------
                                           Life & Health Insurance -- 0.9%
     150,000                       A-/A3   Aflac, Inc., 8.5%, 5/15/19                         $       198,766
     420,000                    BBB/Baa2   Delphi Financial Group, Inc.,
                                           7.875%, 1/31/20                                            502,218
     160,000                     A-/Baa2   Lincoln National Corp., 8.75%, 7/1/19                      206,157
     280,000          6.05       BBB/Ba1   Lincoln National Corp., Floating
                                           Rate Note, 4/20/67                                         270,200
     365,000                    BBB/Baa2   MetLife, Inc., 10.75%, 8/1/39                              527,425
     335,000                     A-/Baa2   Protective Life Corp., 7.375%, 10/15/19                    398,405
     275,000                      A/Baa2   Prudential Financial, Inc., 2.75%, 1/14/13                 277,557
     250,000                      A/Baa2   Prudential Financial, Inc., 4.5%, 11/16/21                 272,979
                                                                                              ---------------
                                                                                              $     2,653,707
-------------------------------------------------------------------------------------------------------------
                                           Multi-line Insurance -- 0.8%
     250,000                    BBB/Baa3   Genworth Financial, Inc., 4.95%, 10/1/15           $       250,130
     350,000                    BBB/Baa3   Genworth Financial, Inc., 7.2%, 2/15/21                    342,936
     250,000                    BBB/Baa3   Genworth Financial, Inc., 7.625%,
                                           9/24/21                                                    244,798
     500,000                   BBB-/Baa2   Liberty Mutual Group, Inc., 7.3%,
                                           6/15/14 (144A)                                             547,149
     730,000          7.00       BB/Baa3   Liberty Mutual Group, Inc., Floating
                                           Rate Note, 3/15/37 (144A)                                  657,000
     200,000                       A+/A2   Loews Corp., 5.25%, 3/15/16                                223,867
                                                                                              ---------------
                                                                                              $     2,265,880
-------------------------------------------------------------------------------------------------------------
                                           Property & Casualty Insurance -- 0.5%
     280,000                    BBB/Baa3   Sirius International Group, Ltd., 6.375%,
                                           3/20/17 (144A)                                     $       300,534
     250,000          7.51       BB+/Ba2   Sirius International Group, Ltd., Floating
                                           Rate Note, 5/29/49 (Perpetual) (144A)                      251,252
     200,000          6.50      BBB/Baa1   The Allstate Corp., Floating Rate Note,
                                           5/15/57                                                    206,000

The accompanying notes are an integral part of these financial statements.

34 Pioneer Classic Balanced Fund | Annual Report | 7/31/12

-------------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                      Value
-------------------------------------------------------------------------------------------------------------
                                           Property & Casualty Insurance -- (continued)
     400,000                   BBB-/Baa3   The Hanover Insurance Group, Inc.,
                                           7.5%, 3/1/20                                       $       469,576
     100,000                   BBB-/Baa3   The Hanover Insurance Group, Inc.,
                                           7.625%, 10/15/25                                           114,068
                                                                                              ---------------
                                                                                              $     1,341,430
-------------------------------------------------------------------------------------------------------------
                                           Reinsurance -- 0.6%
     250,000          9.00         BB/NR   Mystic Re, Ltd., Floating Rate Note,
                                           3/12/15 (Cat Bond) (144A)                          $       251,700
     450,000                      BBB/NR   Platinum Underwriters Finance, Inc.,
                                           7.5%, 6/1/17                                               494,709
     275,000                     A-/Baa1   Reinsurance Group of America, Inc.,
                                           6.45%, 11/15/19                                            311,798
     265,000          6.75     BBB-/Baa3   Reinsurance Group of America, Inc.,
                                           Floating Rate Note, 12/15/65                               250,776
     240,000                    BBB/Baa2   Validus Holdings, Ltd., 8.875%, 1/26/40                    275,997
                                                                                              ---------------
                                                                                              $     1,584,980
                                                                                              ---------------
                                           Total Insurance                                    $     8,122,017
-------------------------------------------------------------------------------------------------------------
                                           REAL ESTATE -- 1.9%
                                           Diversified REIT's -- 0.3%
     140,000                    BBB/Baa2   Digital Realty Trust LP, 4.5%, 7/15/15             $       148,159
      60,000                    BBB/Baa2   Digital Realty Trust LP, 5.875%, 2/1/20                     67,886
     250,000                    BBB/Baa2   Goodman Funding Pty, Ltd., 6.0%,
                                           3/22/22 (144A)                                             259,423
     285,000                    BBB/Baa2   Goodman Funding Pty, Ltd., 6.375%,
                                           4/15/21 (144A)                                             302,233
                                                                                              ---------------
                                                                                              $       777,701
-------------------------------------------------------------------------------------------------------------
                                           Office REIT's -- 0.4%
     110,000                   BBB-/Baa2   Alexandria Real Estate Equities, Inc.,
                                           4.6%, 4/1/22                                       $       114,081
      65,000                   BBB-/Baa3   BioMed Realty LP, 4.25%, 7/15/22                            67,461
     250,000                     A-/Baa2   Boston Properties LP, 3.85%, 2/1/23                        263,211
      85,000                    BBB/Baa2   Mack-Cali Realty LP, 4.5%, 4/18/22                          89,684
     500,000                    BBB/Baa2   Mack-Cali Realty LP, 5.125%, 2/15/14                       523,328
      50,000                    BBB/Baa2   Mack-Cali Realty LP, 7.75%, 8/15/19                         62,474
                                                                                              ---------------
                                                                                              $     1,120,239
-------------------------------------------------------------------------------------------------------------
                                           Retail REIT's -- 0.3%
     245,000                    BB+/Baa3   DDR Corp., 7.5%, 4/1/17                            $       281,937
     435,000                    BBB/Baa2   Tanger Properties LP, 6.15%, 11/15/15                      487,799
                                                                                              ---------------
                                                                                              $       769,736
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/12 35

-------------------------------------------------------------------------------------------------------------
            Floating         S&P/Moody's
Principal   Rate (b)         Ratings
Amount ($)  (unaudited)      (unaudited)                                                      Value
-------------------------------------------------------------------------------------------------------------
                                           Specialized REIT's -- 0.8%
      50,000                   BBB-/Baa3   CubeSmart LP, 4.8%, 7/15/22                        $        52,818
     700,000                   BBB-/Baa2   Health Care Real Estate Investment
                                           Trust, Inc., 6.2%, 6/1/16                                  791,302
     210,000                   BBB-/Baa3   Healthcare Realty Trust, Inc., 6.5%,
                                           1/17/17                                                    235,806
     475,000                   BBB-/Baa2   Hospitality Properties Trust, 7.875%,
                                           8/15/14                                                    513,024
     382,000                   BBB-/Baa3   Senior Housing Properties Trust,
                                           6.75%, 4/15/20                                             421,943
     270,000                    BBB/Baa2   Ventas Realty LP, 4.75%, 6/1/21                            296,289
                                                                                              ---------------
                                                                                              $     2,311,182
-------------------------------------------------------------------------------------------------------------
                                           Diversified Real Estate Activities -- 0.1%
     235,000                       A-/A2   WEA Finance LLC, 7.125%,
                                           4/15/18 (144A)                                     $       280,037
                                                                                              ---------------
                                           Total Real Estate                                  $     5,258,895
-------------------------------------------------------------------------------------------------------------
                                           SOFTWARE & SERVICES -- 0.0%+
                                           Data Processing & Outsourced Services -- 0.0%+
      44,000                     B-/Caa1   First Data Corp., 8.25%, 1/15/21 (144A)            $        43,890
                                                                                              ---------------
                                           Total Software & Services                          $        43,890
-------------------------------------------------------------------------------------------------------------
                                           SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.1%
                                           Semiconductor Equipment -- 0.1%
     185,000                    BBB/Baa1   KLA-Tencor Corp., 6.9%, 5/1/18                     $       222,400
                                                                                              ---------------
                                           Total Semiconductors &
                                           Semiconductor Equipment                            $       222,400
-------------------------------------------------------------------------------------------------------------
                                           TELECOMMUNICATION SERVICES -- 1.5%
                                           Integrated Telecommunication Services -- 1.1%
     360,000                       A-/A2   AT&T, Inc., 2.95%, 5/15/16                         $       385,760
     350,000                       A-/A3   France Telecom SA, 4.375%, 7/8/14                          369,630
     225,000                       NR/A2   GTP Acquisition Partners I LLC, 4.347%,
                                           6/15/16 (144A)                                             235,275
     340,000                       NR/A2   GTP Towers Issuer LLC, 4.436%,
                                           2/15/15 (144A)                                             349,891
     300,000                    BBB/Baa2   Telecom Italia Capital SA, 5.25%,
                                           11/15/13                                                   306,000
     500,000                    BBB/Baa2   Telecom Italia Capital SA, 7.175%,
                                           6/18/19                                                    507,500
     350,000                    BBB/Baa2   Telefonica Emisiones SAU, 5.462%,
                                           2/16/21                                                    314,999
     300,000                    BBB/Baa2   Telefonica Emisiones SAU, 6.221%,
                                           7/3/17                                                     294,080

The accompanying notes are an integral part of these financial statements.

36 Pioneer Classic Balanced Fund | Annual Report | 7/31/12

-------------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                       Value
-------------------------------------------------------------------------------------------------------------
                                           Integrated Telecommunication Services --
                                           (continued)
     150,000                       A-/A3   Verizon Communications, Inc., 8.75%,
                                           11/1/18                                             $      208,648
                                                                                               --------------
                                                                                               $    2,971,783
-------------------------------------------------------------------------------------------------------------
                                           Wireless Telecommunication Services -- 0.4%
     240,000                       NR/A2   Crown Castle Towers LLC, 4.883%,
                                           8/15/20 (144A)                                      $      263,745
     250,000                       NR/A2   Crown Castle Towers LLC, 5.495%,
                                           1/15/17 (144A)                                             279,190
     140,000                       NR/A2   Crown Castle Towers LLC, 6.113%,
                                           1/15/20 (144A)                                             164,865
     500,000                       A-/A3   Vodafone Group Plc, 5.375%, 1/30/15                        553,176
                                                                                               --------------
                                                                                               $    1,260,976
                                                                                               --------------
                                           Total Telecommunication Services                    $    4,232,759
-------------------------------------------------------------------------------------------------------------
                                           UTILITIES -- 1.2%
                                           Electric Utilities -- 0.7%
     225,000                       A-/A3   Commonwealth Edison Co., 6.15%,
                                           9/15/17                                             $      275,135
     270,000                   BBB+/Baa1   Enel Finance International NV, 5.125%,
                                           10/7/19 (144A)                                             265,685
     132,231                     BB/Baa3   FPL Energy American Wind LLC, 6.639%,
                                           6/20/23 (144A)                                             135,632
     48,600                        B/Ba2   FPL Energy Wind Funding LLC, 6.876%,
                                           6/27/17 (144A)                                              40,095
     200,000                    BB+/Baa3   Israel Electric Corp., Ltd., 6.7%, 2/10/17
                                           (144A)                                                     210,954
     200,000                    BB+/Baa3   Israel Electric Corp., Ltd., 7.25%,
                                           1/15/19 (144A)                                             211,244
     125,000                    BBB/Baa1   Nevada Power Co., 6.5%, 8/1/18                             155,851
     103,976                       NR/WR   Orcal Geothermal, Inc., 6.21%,
                                           12/30/20 (144A)                                            106,056
     275,000                   BBB-/Baa3   Public Service Co. of New Mexico,
                                           7.95%, 5/15/18                                             332,983
     250,000                     BBB+/A3   West Penn Power Co., 5.95%,
                                           12/15/17 (144A)                                            294,473
                                                                                               --------------
                                                                                               $    2,028,108
-------------------------------------------------------------------------------------------------------------
                                           Gas Utilities -- 0.1%
     250,000                      A+/Aa3   Southern California Gas Co., 5.125%,
                                           11/15/40                                            $      318,852
-------------------------------------------------------------------------------------------------------------
                                           Multi-Utilities -- 0.3%
     615,000                   BBB+/Baa1   New York State Electric & Gas Corp.,
                                           6.15%, 12/15/17 (144A)                              $      700,629
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/12 37

-------------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                       Value
-------------------------------------------------------------------------------------------------------------
                                           Independent Power Producers & Energy Traders -- 0.1%
      90,908                     BBB-/NR   Alta Wind Holdings LLC, 7.0%,
                                           6/30/35 (144A)                                      $      103,076
     223,000                     BB+/Ba2   HSG Holdings LLC, 7.75%,
                                           12/15/25 (144A)                                            226,345
                                                                                               --------------
                                                                                               $      329,421
                                                                                               --------------
                                           Total Utilities                                     $    3,377,010
-------------------------------------------------------------------------------------------------------------
                                           TOTAL CORPORATE BONDS
                                           (Cost $58,167,278)                                  $   64,443,874
-------------------------------------------------------------------------------------------------------------
                                           U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 6.2%
   1,619,516                     AAA/Aaa   Fannie Mae, 4.5%, 11/1/20-4/1/41                    $    1,759,386
     346,424                     AAA/Aaa   Fannie Mae, 5.0%, 12/1/17-6/1/37                           377,787
   2,561,252                     AAA/Aaa   Fannie Mae, 5.5%, 8/1/14-5/1/38                          2,814,262
     434,524                     AAA/Aaa   Fannie Mae, 6.0%, 1/1/29-12/1/37                           482,844
     264,359                     AAA/Aaa   Fannie Mae, 6.5%, 1/1/15-10/1/32                           304,483
     195,566                     AAA/Aaa   Fannie Mae, 7.0%, 10/1/19-1/1/36                           223,951
      20,079                     AAA/Aaa   Fannie Mae, 8.0%, 4/1/20-5/1/31                             24,434
     448,878                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                           5.0%, 11/1/34-8/1/37                                       487,269
     131,892                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                           5.5%, 10/1/16-11/1/34                                      144,418
     445,479                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                           6.0%, 4/1/33-10/1/38                                       491,804
      42,406                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                           6.5%, 10/1/33                                               48,724
      76,677                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                           7.0%, 10/1/46                                               86,756
     121,551          2.26       AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                           Floating Rate Note, 11/1/35                                128,239
      40,638                     AAA/Aaa   Government National Mortgage
                                           Association I, 4.5%, 4/15/35                                44,701
     930,739                     AAA/Aaa   Government National Mortgage
                                           Association I, 5.0%, 2/15/18-8/15/19                     1,023,132
      75,849                     AAA/Aaa   Government National Mortgage
                                           Association I, 5.5%, 8/15/33-9/15/33                        85,437
     624,017                     AAA/Aaa   Government National Mortgage
                                           Association I, 6.0%, 8/15/13-9/15/38                       705,195
     328,027                     AAA/Aaa   Government National Mortgage
                                           Association I, 6.5%, 10/15/28-5/15/33                      383,704
      11,552                     AAA/Aaa   Government National Mortgage
                                           Association I, 7.0%, 4/15/28-1/15/30                        12,866
       3,648                     AAA/Aaa   Government National Mortgage
                                           Association I, 8.0%, 2/15/30                                 3,725

The accompanying notes are an integral part of these financial statements.

38 Pioneer Classic Balanced Fund | Annual Report | 7/31/12

-----------------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                          Value
-----------------------------------------------------------------------------------------------------------------
                                           U.S. Government and Agency Obligations -- (continued)
     412,455                     AAA/Aaa   Government National Mortgage
                                           Association II, 5.5%, 2/20/34-4/20/35                  $       465,236
     134,467                     AAA/Aaa   Government National Mortgage
                                           Association II, 6.5%, 11/20/28                                 156,549
       4,793                     AAA/Aaa   Government National Mortgage
                                           Association II, 7.5%, 9/20/29                                    5,866
     500,000                      AA+/NR   Tennessee Valley Authority, 6.25%,
                                           12/15/17                                                       639,018
   1,020,000                     AA+/Aaa   U.S. Treasury Bonds, 5.25%, 11/15/28                         1,462,748
     525,000                     AA+/Aaa   U.S. Treasury Bonds, 5.375%, 2/15/31                           780,856
     500,000                     AA+/Aaa   U.S. Treasury Notes, 1.875%, 8/31/17                           531,094
     300,000                     AA+/Aaa   U.S. Treasury Notes, 2.625%, 11/15/20                          333,562
   1,750,000                     AA+/Aaa   U.S. Treasury Notes, 3.125%, 5/15/19                         2,004,296
     550,000                     AA+/Aaa   U.S. Treasury Notes, 3.375%, 11/15/19                          641,609
     500,000                     AA+/Aaa   U.S. Treasury Notes, 3.625%, 2/15/20                           593,281
                                                                                                  ---------------
                                                                                                  $    17,247,232
-----------------------------------------------------------------------------------------------------------------
                                           TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                                           (Cost $15,407,792)                                     $    17,247,232
-----------------------------------------------------------------------------------------------------------------
                                           FOREIGN GOVERNMENT BOND -- 0.1%
EURO 225,000                      NR/Aaa   France Government Bond OAT,
                                           4.0%, 4/25/14                                          $       295,503
-----------------------------------------------------------------------------------------------------------------
                                           TOTAL FOREIGN GOVERNMENT BOND
                                           (Cost $352,358)                                        $       295,503
 -----------------------------------------------------------------------------------------------------------------
                                           MUNICIPAL BONDS -- 1.5%
                                           MUNICIPAL AIRPORT -- 0.3%
     250,000                    BBB/Baa1   Indianapolis Airport Authority,
                                           5.1%, 1/15/17                                          $       283,998
     400,000                      BBB/A2   Massachusetts Port Authority,
                                           5.0%, 7/1/16                                                   427,740
                                                                                                  ---------------
                                                                                                  $       711,738
-----------------------------------------------------------------------------------------------------------------
                                           MUNICIPAL GENERAL -- 0.1%
     100,000                   BBB-/Baa3   Central Texas Regional Mobility
                                           Authority, 0.0%, 1/1/25 (c)                            $        57,269
     270,000                      AA/Aa1   State of Ohio, 3.0%, 6/15/15                                   284,753
                                                                                                  ---------------
                                                                                                  $       342,022
-----------------------------------------------------------------------------------------------------------------
                                           MUNICIPAL HIGHER EDUCATION -- 0.5%
     600,000                     AAA/Aaa   Massachusetts Health & Educational
                                           Facilities Authority, 5.5%, 11/15/36                   $       729,834
     100,000                     AAA/Aaa   Missouri State Health & Educational
                                           Facilities Authority, 5.0%, 11/15/39                           114,410

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/12 39

-------------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                      Value
-------------------------------------------------------------------------------------------------------------
                                           MUNICIPAL HIGHER EDUCATION -- (continued)
     550,000                     AAA/Aaa   New York State Dormitory Authority,
                                           5.0%, 10/1/41                                      $       642,059
                                                                                              ---------------
                                                                                              $     1,486,303
-------------------------------------------------------------------------------------------------------------
                                           MUNICIPAL MEDICAL -- 0.0%+
     100,000                     AAA/Aaa   Missouri State Health & Educational
                                           Facilities Authority, 3.685%, 2/15/47              $       101,156
-------------------------------------------------------------------------------------------------------------
                                           MUNICIPAL OBLIGATION -- 0.6%
   1,000,000                       A-/A1   State of California, 5.45%, 4/1/15                 $     1,108,130
     420,000                       A-/A1   State of California, 6.2%, 3/1/19                          501,593
                                                                                              ---------------
                                                                                              $     1,609,723
-------------------------------------------------------------------------------------------------------------
                                           TOTAL MUNICIPAL BONDS
                                           (Cost $3,853,998)                                  $     4,250,942
-------------------------------------------------------------------------------------------------------------
                                           SENIOR FLOATING RATE LOAN INTERESTS** -- 0.7%
                                           TRANSPORTATION -- 0.1%
                                           Trucking -- 0.1%
     174,322          5.00         BB/B1   Swift Transportation Co., Tranche B-2
                                           Term Loan, 12/21/17                                $       175,739
                                                                                              ---------------
                                           Total Transportation                               $       175,739
-------------------------------------------------------------------------------------------------------------
                                           AUTOMOBILES & COMPONENTS -- 0.2%
                                           Automobile Manufacturers -- 0.2%
     495,000          6.00        BB/Ba2   Chrysler Group LLC, Tranche B Term
                                           Loan, 5/24/17                                      $       503,584
                                                                                              ---------------
                                           Total Automobiles & Components                     $       503,584
-------------------------------------------------------------------------------------------------------------
                                           CONSUMER SERVICES -- 0.1%
                                           Casinos & Gaming -- 0.1%
     246,553          3.00      BBB-/Ba1   Scientific Games Corp., Tranche B-1
                                           Term Loan, 6/30/15                                 $       245,320
                                                                                              ---------------
                                           Total Consumer Services                            $       245,320
-------------------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 0.1%
                                           Other Diversified Financial Services -- 0.1%
     296,250          5.00       NR/Baa1   Kasima LLC, Incremental Term Loan,
                                           3/31/17                                            $       297,361
                                                                                              ---------------
                                           Total Diversified Financials                       $       297,361
-------------------------------------------------------------------------------------------------------------
                                           SOFTWARE & SERVICES -- 0.0%+
                                           Application Software -- 0.0%+
     140,276          7.50       BB-/Ba3   Allen Systems Group, Inc., Term B Loan,
                                           11/21/15                                           $       136,769
                                                                                              ---------------
                                           Total Software & Services                          $       136,769
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

40 Pioneer Classic Balanced Fund | Annual Report | 7/31/12

-------------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                      Value
-------------------------------------------------------------------------------------------------------------
                                           TECHNOLOGY HARDWARE & EQUIPMENT -- 0.2%
                                           Communications Equipment -- 0.2%
     492,506          4.25         NR/NR   CommScope, Inc., Tranche 1 Term
                                           Loan, 1/14/18                                      $       492,971
                                                                                              ---------------
                                           Total Technology Hardware & Equipment              $       492,971
-------------------------------------------------------------------------------------------------------------
                                           TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                           (Cost $1,834,140)                                  $     1,851,744
-------------------------------------------------------------------------------------------------------------
                                           TEMPORARY CASH INVESTMENT -- 0.1%
                                           Certificate of Deposit -- 0.1%
     250,000                   BBB+/Baa2   Intesa Sanpaolo S.p.A. New York NY,
                                           2.375%, 12/21/12                                   $       244,829
-------------------------------------------------------------------------------------------------------------
                                           TOTAL TEMPORARY CASH INVESTMENT
                                           (Cost $246,795)                                    $       244,829
-------------------------------------------------------------------------------------------------------------
                                           TOTAL INVESTMENT IN SECURITIES -- 99.7%
                                           (Cost $240,734,058) (a)                            $   277,053,925
-------------------------------------------------------------------------------------------------------------
                                           OTHER ASSETS & LIABILITIES -- 0.3%                 $       936,652
-------------------------------------------------------------------------------------------------------------
                                           TOTAL NET ASSETS -- 100.0%                         $   277,990,577
=============================================================================================================

*           Non-income producing security.

+           Amount rounds to less than 0.1%.

NR          Not rated by either S&P or Moody's.

WR          Rating withdrawn by either S&P or Moody's.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

(Perpetual) Security with no stated maturity date.

REIT's      Real Estate Investment Trust.

(A.D.R.)    American Depositary Receipt.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major U.S. banks,
            (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At July 31, 2012, the value of these securities amounted to $19,805,971 or 7.1% of total net assets.

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/12 41

(a) At July 31, 2012, the net unrealized gain on investments based on cost for federal income tax purposes of $240,935,095 was as follows:

              Aggregate gross unrealized gain for all investments in which
                 there is an excess of value over tax cost                       $ 42,167,384

              Aggregate gross unrealized loss for all investments in which
                 there is an excess of tax cost over value                         (6,048,554)
                                                                                 ------------
              Net unrealized gain                                                $ 36,118,830
                                                                                 ============

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.

(c) Security is issued with a zero coupon. Income is earned through accretion of discount.

Principal amounts are denominated in U.S. Dollars unless otherwise noted:
EURO        Euro

Purchases and sales of securities (excluding temporary cash investments) for the year ended July 31, 2012, aggregated $81,870,031 and $78,922,568, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 - quoted prices in active markets for identical securities
     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of July 31, 2012, in valuing the Fund's assets:

-------------------------------------------------------------------------------------------------
                                      Level 1         Level 2             Level 3    Total
-------------------------------------------------------------------------------------------------
Preferred stocks                      $    809,163    $            --     $--        $    809,163
Convertible preferred stock                809,900                 --      --             809,900
Common stocks                          174,466,724                 --      --         174,466,724
Asset backed securities                         --          3,498,270      --           3,498,270
Collateralized mortgage obligations             --          9,135,744      --           9,135,744
Corporate bonds                                 --         64,443,874      --          64,443,874
U.S. government and
 agency obligations                             --         17,247,232      --          17,247,232
Foreign government bond                         --            295,503      --             295,503
Municipal bonds                                 --          4,250,942      --           4,250,942
Senior Floating Rate Loan Interests             --          1,851,744      --           1,851,744
Temporary cash investment                       --            244,829      --             244,829
-------------------------------------------------------------------------------------------------
Total                                 $176,085,787    $   100,968,138     $--        $277,053,925
=================================================================================================

The accompanying notes are an integral part of these financial statements.

42 Pioneer Classic Balanced Fund | Annual Report | 7/31/12

Statement of Assets and Liabilities | 7/31/12

ASSETS:
  Investment in securities (cost $240,734,058)                              $277,053,925
  Cash                                                                           149,223
  Foreign currencies, at value (cost $25,037)                                     22,171
  Receivables --
     Investment securities sold                                                2,999,359
     Fund shares sold                                                            194,171
     Interest                                                                  1,129,918
     Dividends                                                                   132,980
     Due from Pioneer Investment Management, Inc.                                  2,870
  Other                                                                           43,170
----------------------------------------------------------------------------------------
        Total assets                                                        $281,727,787
========================================================================================
LIABILITIES:
   Payables --
      Investment securities purchased                                       $  3,098,488
      Fund shares repurchased                                                    450,124
      Dividends                                                                    8,791
   Due to affiliates                                                             111,506
   Accrued expenses                                                               68,301
----------------------------------------------------------------------------------------
         Total liabilities                                                  $  3,737,210
========================================================================================
NET ASSETS:
  Paid-in capital                                                           $236,985,770
  Undistributed net investment income                                            589,933
  Accumulated net realized gain on investments and foreign currency
     transactions                                                              4,097,940
  Net unrealized gain on investments                                          36,319,867
  Net unrealized loss on other assets and liabilities denominated
     in foreign currencies                                                        (2,933)
----------------------------------------------------------------------------------------
        Total net assets                                                    $277,990,577
========================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $123,059,786/12,767,782 shares)                         $       9.64
  Class B (based on $5,228,465/545,663 shares)                              $       9.58
  Class C (based on $13,105,680/1,363,364 shares)                           $       9.61
  Class Y (based on $136,596,646/14,144,966 shares)                         $       9.66
MAXIMUM OFFERING PRICE:
  Class A ($9.64 (division) 95.5%)                                          $      10.09
========================================================================================

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/12 43

Statement of Operations

For the Year Ended 7/31/12

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $34,365)             $  4,940,086
  Interest                                                            5,432,102
  Income from securities loaned, net                                     21,291
-------------------------------------------------------------------------------------------------
         Total investment income                                                     $ 10,393,479
=================================================================================================
EXPENSES:
  Management fees                                                  $  1,785,627
  Transfer agent fees
     Class A                                                            226,496
     Class B                                                             27,761
     Class C                                                             18,454
     Class Y                                                              1,257
  Distribution fees
     Class A                                                            300,804
     Class B                                                             66,360
     Class C                                                            131,529
  Shareholder communications expense                                    288,084
  Administrative reimbursements                                          79,293
  Custodian fees                                                         13,991
  Registration fees                                                      68,562
  Professional fees                                                      71,800
  Printing expense                                                       49,054
  Fees and expenses of nonaffiliated trustees                             8,722
  Miscellaneous                                                          24,752
-------------------------------------------------------------------------------------------------
         Total expenses                                                              $  3,162,546
         Less fees waived and expenses reimbursed by Pioneer
            Investment Management, Inc.                                                  (183,908)
-------------------------------------------------------------------------------------------------
         Net expenses                                                                $  2,978,638
-------------------------------------------------------------------------------------------------
            Net investment income                                                    $  7,414,841
-------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain on:
     Investments                                                   $ 10,220,745
     Forward foreign currency contracts and other assets and
         liabilities denominated in foreign currencies                    (444)
     Class actions                                                       30,519      $ 10,250,820
-------------------------------------------------------------------------------------------------
  Change in net unrealized loss on:
     Investments                                                   $ (7,374,367)
     Forward foreign currency contracts and other assets and
        liabilities denominated in foreign currencies                    (2,737)     $ (7,377,104)
-------------------------------------------------------------------------------------------------
  Net gain on investments and foreign currency transactions                          $  2,873,716
-------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                               $ 10,288,557
=================================================================================================

The accompanying notes are an integral part of these financial statements.

44 Pioneer Classic Balanced Fund | Annual Report | 7/31/12

Statements of Changes in Net Assets

-------------------------------------------------------------------------------------------------
                                                                   Year Ended       Year Ended
                                                                   7/31/12          7/31/11
-------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                              $   7,414,841    $   6,975,198
Net realized gain on investments and foreign currency
  transactions                                                        10,250,820       12,330,954
Change in net unrealized gain (loss) on investments and foreign
  currency transactions                                               (7,377,104)      20,151,107
-------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations         $  10,288,557    $  39,457,259
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.26 and $0.22 per share, respectively)            $  (3,291,286)   $  (2,918,146)
      Class B ($0.17 and $0.13 per share, respectively)                 (118,295)        (143,534)
      Class C ($0.18 and $0.14 per share, respectively)                 (249,044)        (199,614)
      Class Y ($0.27 and $0.24 per share, respectively)               (3,927,112)      (3,547,543)
Net realized gain:
      Class A ($0.01 and $0.00 per share, respectively)                 (116,580)              --
      Class B ($0.01 and $0.00 per share, respectively)                   (7,114)              --
      Class C ($0.01 and $0.00 per share, respectively)                  (12,799)              --
      Class Y ($0.01 and $0.00 per share, respectively)                 (128,904)              --
-------------------------------------------------------------------------------------------------
          Total distributions to shareowners                       $  (7,851,134)   $  (6,808,837)
-------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                       $  31,006,451    $  39,795,613
Reinvestment of distributions                                          7,586,395        6,581,839
Cost of shares repurchased                                           (50,077,128)     (57,997,007)
-------------------------------------------------------------------------------------------------
      Net decrease in net assets resulting from
         Fund share transactions                                   $ (11,484,282)   $ (11,619,555)
-------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets                        $  (9,046,859)   $  21,028,867
NET ASSETS:
Beginning of year                                                    287,037,436      266,008,569
-------------------------------------------------------------------------------------------------
End of year                                                        $ 277,990,577    $ 287,037,436
=================================================================================================
Undistributed net investment income                                $     589,933    $     661,492
=================================================================================================

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/12 45

-----------------------------------------------------------------------------------------------
                                     '12 Shares       '12 Amount     '11 Shares      '11 Amount
-----------------------------------------------------------------------------------------------
CLASS A
Shares sold                           1,700,873     $ 16,084,774      1,833,191    $ 17,065,493
Reinvestment of distributions           346,542        3,185,547        294,815       2,728,545
Less shares repurchased              (2,435,672)     (22,582,180)    (2,226,745)    (20,770,835)
-----------------------------------------------------------------------------------------------
      Net decrease                     (388,257)    $ (3,311,859)       (98,739)   $   (976,797)
===============================================================================================
CLASS B
Shares sold or exchanged                 43,883     $    406,619         58,834    $    546,684
Reinvestment of distributions            12,825          116,341         14,607         133,599
Less shares repurchased                (422,982)      (3,914,073)      (560,019)     (5,144,493)
-----------------------------------------------------------------------------------------------
      Net decrease                     (366,274)    $ (3,391,113)      (486,578)   $ (4,464,210)
===============================================================================================
CLASS C
Shares sold                             267,039     $  2,478,434        366,484    $  3,415,292
Reinvestment of distributions            27,029          247,960         20,602         190,498
Less shares repurchased                (349,507)      (3,244,519)      (450,030)     (4,132,621)
-----------------------------------------------------------------------------------------------
      Net decrease                      (55,439)    $   (518,125)       (62,944)   $   (526,831)
===============================================================================================
CLASS Y
Shares sold                           1,273,673     $ 12,036,624      1,989,987    $ 18,768,144
Reinvestment of distributions           438,138        4,036,547        380,910       3,529,197
Less shares repurchased              (2,177,450)     (20,336,356)    (2,968,223)    (27,949,058)
-----------------------------------------------------------------------------------------------
      Net decrease                     (465,639)    $ (4,263,185)      (597,326)   $ (5,651,717)
===============================================================================================

The accompanying notes are an integral part of these financial statements.

46 Pioneer Classic Balanced Fund | Annual Report | 7/31/12

Financial Highlights

--------------------------------------------------------------------------------------------------------------------------------
                                                                          Year       Year       Year       Year        Year
                                                                          Ended      Ended      Ended      Ended       Ended
                                                                          7/31/12    7/31/11    7/31/10    7/31/09     7/31/08
--------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                      $   9.54   $   8.49   $   7.93   $   8.65    $  10.80
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                                  $   0.25   $   0.22   $   0.21   $   0.30    $   0.31
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                                       0.12       1.05       0.59      (0.76)      (0.99)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                        $   0.37   $   1.27   $   0.80   $  (0.46)   $  (0.68)
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                                     (0.26)     (0.22)     (0.24)     (0.26)      (0.33)
   Net realized gain                                                         (0.01)        --         --         --       (1.14)
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                       $  (0.27)  $  (0.22)  $  (0.24)  $  (0.26)   $  (1.47)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                $   0.10   $   1.05   $   0.56   $  (0.72)   $  (2.15)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $   9.64   $   9.54   $   8.49   $   7.93    $   8.65
================================================================================================================================
Total return*                                                                 4.01%     15.07%     10.07%     (4.95)%     (7.52)%
Ratio of net expenses to average net assets+                                  1.16%      1.16%      1.16%      1.16%       1.17%
Ratio of net investment income to average net assets+                         2.63%      2.34%      2.41%      4.05%       3.22%
Portfolio turnover rate                                                         29%        29%        37%        86%         50%
Net assets, end of period (in thousands)                                  $123,060   $125,455   $112,568   $112,506    $111,667
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                             1.30%      1.24%      1.31%      1.42%       1.30%
   Net investment income                                                      2.49%      2.26%      2.26%      3.80%       3.09%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
   Net expenses                                                               1.16%      1.16%      1.16%      1.16%       1.16%
   Net investment income                                                      2.63%      2.34%      2.41%      4.05%       3.23%
================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

+  Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/12 47

---------------------------------------------------------------------------------------------------------------------------
                                                                          Year      Year      Year      Year       Year
                                                                          Ended     Ended     Ended     Ended      Ended
                                                                          7/31/12   7/31/11   7/31/10   7/31/09    7/31/08
---------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                                      $  9.47   $  8.43   $  7.88   $  8.61    $ 10.74
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                                  $  0.18   $  0.14   $  0.13   $  0.24    $  0.23
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                                      0.11      1.03      0.59     (0.76)     (0.99)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                        $  0.29   $  1.17   $  0.72   $ (0.52)   $ (0.76)
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                                    (0.17)    (0.13)    (0.17)    (0.21)     (0.23)
   Net realized gain                                                        (0.01)       --        --        --      (1.14)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                       $ (0.18)  $ (0.13)  $ (0.17)  $ (0.21)   $ (1.37)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                $  0.11   $  1.04   $  0.55   $ (0.73)   $ (2.13)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $  9.58   $  9.47   $  8.43   $  7.88    $  8.61
===========================================================================================================================
Total return*                                                                3.11%    13.92%     9.12%    (5.82)%    (8.33)%
Ratio of net expenses to average net assets+                                 2.06%     2.06%     2.06%     2.06%      2.07%
Ratio of net investment income to average net assets+                        1.74%     1.47%     1.54%     3.18%      2.31%
Portfolio turnover rate                                                        29%       29%       37%       86%        50%
Net assets, end of period (in thousands)                                  $ 5,228   $ 8,639   $11,790   $15,132    $21,652
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
    Total expenses                                                           2.33%     2.18%     2.22%     2.32%      2.13%
    Net investment income                                                    1.47%     1.35%     1.37%     2.92%      2.25%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
    Net expenses                                                             2.06%     2.06%     2.06%     2.06%      2.06%
    Net investment income                                                    1.74%     1.47%     1.54%     3.18%      2.32%
===========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account. Ratios with no reduction for fees paid indirectly.

+  The accompanying notes are an integral part of these financial statements.

48 Pioneer Classic Balanced Fund | Annual Report | 7/31/12

---------------------------------------------------------------------------------------------------------------------------
                                                                          Year      Year      Year      Year       Year
                                                                          Ended     Ended     Ended     Ended      Ended
                                                                          7/31/12   7/31/11   7/31/10   7/31/09    7/31/08
---------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                      $  9.51   $  8.47   $  7.91   $  8.63    $ 10.79
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                                  $  0.17   $  0.14   $  0.13   $  0.23    $  0.22
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                                      0.12      1.04      0.60     (0.75)     (0.99)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                        $  0.29   $  1.18   $  0.73   $ (0.52)   $ (0.77)
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                                    (0.18)    (0.14)    (0.17)    (0.20)     (0.25)
   Net realized gain                                                        (0.01)       --        --        --      (1.14)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                       $ (0.19)  $ (0.14)  $ (0.17)  $ (0.20)   $ (1.39)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                $  0.10   $  1.04   $  0.56   $ (0.72)   $ (2.16)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $  9.61   $  9.51   $  8.47   $  7.91    $  8.63
===========================================================================================================================
Total return*                                                                3.12%    13.99%     9.23%    (5.79)%    (8.40)%
Ratio of net expenses to average net assets+                                 2.02%     1.98%     2.06%     2.06%      2.07%
Ratio of net investment income to average net assets+                        1.76%     1.52%     1.50%     3.15%      2.31%
Portfolio turnover rate                                                        29%       29%       37%       86%        50%
Net assets, end of period (in thousands)                                  $13,106   $13,492   $12,544   $10,764    $ 9,071
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                            2.02%     1.98%     2.06%     2.21%      2.10%
   Net investment income                                                     1.76%     1.52%     1.50%     3.01%      2.28%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
   Net expenses                                                              2.02%     1.98%     2.06%     2.06%      2.06%
   Net investment income                                                     1.76%     1.52%     1.50%     3.16%      2.32%
===========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

+  Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/12 49

-------------------------------------------------------------------------------------------------------------------------------
                                                                          Year       Year       Year       Year        Year
                                                                          Ended      Ended      Ended      Ended       Ended
                                                                          7/31/12    7/31/11    7/31/10    7/31/09     7/31/08
-------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                      $   9.54   $   8.49   $   7.93   $   8.65    $ 10.80
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                                  $   0.27   $   0.25   $   0.24   $   0.30    $  0.36
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                                       0.13       1.04       0.60      (0.73)     (1.01)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                        $   0.40   $   1.29   $   0.84   $  (0.43)   $ (0.65)
-------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                                  $  (0.27)  $  (0.24)  $  (0.28)  $  (0.29)   $ (0.36)
   Net realized gain                                                         (0.01)        --         --         --      (1.14)
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                       $  (0.28)  $  (0.24)  $  (0.28)  $  (0.29)   $ (1.50)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                $   0.12   $   1.05   $   0.56   $  (0.72)   $ (2.15)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $   9.66   $   9.54   $   8.49   $   7.93    $  8.65
===============================================================================================================================
Total return*                                                                 4.40%     15.30%     10.58%     (4.62)%    (7.25)%
Ratio of net expenses to average net assets+                                  0.88%      0.84%      0.78%      0.89%      0.80%
Ratio of net investment income to average net assets+                         2.91%      2.67%      2.79%      4.03%      3.57%
Portfolio turnover rate                                                         29%        29%        37%        86%        50%
Net assets, end of period (in thousands)                                  $136,597   $139,451   $129,107   $126,636    $19,655
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                             0.88%      0.84%      0.78%      0.89%      0.80%
   Net investment income                                                      2.91%      2.67%      2.79%      4.03%      3.57%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
   Net expenses                                                               0.88%      0.84%      0.78%      0.89%      0.80%
   Net investment income                                                      2.91%      2.67%      2.79%      4.03%      3.57%
===============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+  Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

50 Pioneer Classic Balanced Fund | Annual Report | 7/31/12

Notes to Financial Statements | 7/31/12

1. Organization and Significant Accounting Policies

Pioneer Classic Balanced Fund (the Fund) is one of three portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is the successor to the AmSouth Balanced Fund. The Fund's investment objective is to seek capital growth and current income through a diversified portfolio of equity securities and bonds.

The Fund offers four classes of shares designated as Class A, Class B, Class C and Class Y shares. Class C shares were first publicly offered on September 23, 2005. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain and losses on investments during the reporting period. Actual results could differ from those estimates.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/12 51

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. Senior loans for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

   Securities or loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ from exchange prices.

52 Pioneer Classic Balanced Fund | Annual Report | 7/31/12

   At July 31, 2012 there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

   Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Forward Foreign Currency Contracts

   The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

C. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/12 53

The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

At July 31, 2012, the Fund reclassified $99,337 to increase undistributed net investment income and $99,337 to decrease accumulated net realized gain on investments and foreign currency transactions to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

At July 31, 2012, the Fund had a net capital loss carryforward of $1,601,791, which will expire in 2017 if not utilized.

The tax character of distributions paid during the years ended July 31, 2012 and July 31, 2011 were as follows:

-------------------------------------------------------------------------
                                                 2012                2011
-------------------------------------------------------------------------
Distributions paid from:
Ordinary income                            $7,585,737          $6,808,837
Long-term capital gain                        265,397                  --
-------------------------------------------------------------------------
     Total                                 $7,851,134          $6,808,837
=========================================================================

The following shows the components of distributable earnings on a federal income tax basis at July 31, 2012:

-------------------------------------------------------------------------
                                                             2012
-------------------------------------------------------------------------
Distributable earnings:
Undistributed ordinary income                                $   646,955
Undistributed long-term gain                                   5,852,537
Capital loss carryforward                                     (1,601,791)
Current year dividend payable                                     (8,791)
Unrealized appreciation                                       36,115,897
-------------------------------------------------------------------------
     Total                                                   $41,004,807
=========================================================================

The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, the tax treatment of premium and amortization, tax basis adjustments on Real Estate Investment Trust
(REIT) holdings, interest accruals on preferred stock and adjustments relating to catastrophe bonds.

54 Pioneer Classic Balanced Fund | Annual Report | 7/31/12

D. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $21,384 in underwriting commissions on the sale of Class A shares during the year ended July 31, 2012. During the year ended July 31, 2012, the Fund recognized gains of $30,519 in settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

E. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

F. Risks

   At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/12 55

G. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

H. Securities Lending

   The Fund may lend securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined. At July 31, 2012, the Fund had no securities on loan.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion; 0.60% of the next $4 billion and 0.55% of the excess over $5 billion. The management fee was equivalent to 0.65% of the average daily net assets for the year ended July 31, 2012.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.16%, 2.06% and 2.06% of the average daily net assets attributable to Class A, Class B and Class C shares,

56 Pioneer Classic Balanced Fund | Annual Report | 7/31/12
respectively. These expense limitations are in effect through December 1, 2013 for Class A, Class B and Class C shares. The expense limit in effect for Class Y shares was 1.08% through June 1, 2012. Fees waived and expenses reimbursed during the year ended July 31, 2012 are reflected on the Statement of Operations. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the dates referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $26,349 in management fees, administrative costs and certain other reimbursements payable to PIM at July 31, 2012.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended July 31, 2012, such out-of-pocket expenses by class of shares were as follows

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $113,299
Class B                                                                    9,701
Class C                                                                   14,689
Class Y                                                                  150,395
--------------------------------------------------------------------------------
  Total                                                                 $288,084
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $79,768 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at July 31, 2012.

4. Distribution Plan

The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75%

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/12 57 distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $5,389 in distribution fees payable to PFD at July 31, 2012.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended July 31, 2012, CDSCs in the amount of $7,284 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended July 31, 2012, the Fund's expenses were not reduced under such arrangements.

6. Forward Foreign Currency Contracts

At July 31, 2012, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. During the year ended July 31, 2012, the Fund had no outstanding portfolio or settlement hedges.

7. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until January 20, 2012 was in the amount of $165 million. Under such facility, interest on borrowings was payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the federal funds rate on the borrowing date plus 1.25% on an annualized basis. The credit facility in effect as of February 15, 2012 is in the amount of $215 million. Under such facility, depending on the

58 Pioneer Classic Balanced Fund | Annual Report | 7/31/12 type of loan, interest on borrowings is payable at LIBOR plus 0.90% on an annualized basis, or the alternate base rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the federal funds rate on the borrowing date and (c) 2% plus the overnight eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended July 31, 2012, the Fund had no borrowings under a credit facility.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/12 59

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust IV and the Shareowners of Pioneer Classic Balanced Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Classic Balanced Fund, one of the portfolios constituting Pioneer Series Trust IV (the "Trust"), including the schedule of investments, as of July 31, 2012, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2012 by correspondence with the custodian, brokers and agent banks or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Classic Balanced Fund at July 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                          /s/ Ernst & Young LLP

Boston, Massachusetts
September 25, 2012

60 Pioneer Classic Balanced Fund | Annual Report | 7/31/12

ADDITIONAL INFORMATION (unaudited)

For the year ended July 30. 2012, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2012 form 1099-DIV.

The qualifying percentage of the Fund's ordinary income dividends for the purpose of the corporate dividends received deduction was 31.55%.

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (N RA) tax withholding resulting from qualified interest income was 44.87%.




                      Pioneer Classic Balanced Fund | Annual Report | 7/31/12 61

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy voting policies and procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and Officers are listed on the following pages, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 56 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

62 Pioneer Classic Balanced Fund | Annual Report | 7/31/12

Independent Trustees

-------------------------------------------------------------------------------------------------------------
Name, Age and          Term of Office
Position Held with     and Length of                                                Other Directorships Held
the Fund               Service              Principal Occupation                    by Trustee
-------------------------------------------------------------------------------------------------------------
Thomas J. Perna(61)    Trustee since 2006. Chairman and Chief Executive Officer,    Director, Broadridge
Chairman of            Serves              Quadriserv, Inc. (technology products    Financial Solutions,
the Board and Trustee  until a             for securities lending industry) (2008   Inc. (investor
                       successor           - present); private investor (2004 -     communications and
                       trustee is          2008); and Senior Executive Vice         securities processing
                       elected or          President, The Bank of New York          provider for 3nancial
                       earlier             (financial and securities services)      services industry) (2009
                       retirement or       (1986 - 2004)                            - present); Director,
                       removal.                                                     Quadriserv, Inc. (2005 -
                                                                                    present); and
                                                                                    Commissioner, New Jersey
                                                                                    State Civil Service
                                                                                    Commission (2011 -
                                                                                    present)
-------------------------------------------------------------------------------------------------------------
David R. Bock (68)     Trustee since 2005. Managing Partner, Federal City Capital   Director of Enterprise
Trustee                Serves              Advisors (corporate advisory services    Community Investment,
                       until a             company) (1997 - 2004 and 2008 -         Inc. (privately held
                       successor           present); Interim Chief Executive        affordable housing
                       trustee is          Officer, Oxford Analytica, Inc.          finance company) (1985 -
                       elected or          (privately held research and consulting  2010); Director of
                       earlier             company) (2010); Executive Vice          Oxford Analytica, Inc.
                       retirement or       President and Chief Financial Officer,   (2008 - present);
                       removal.            I-trax, Inc. (publicly traded health     Director of The Swiss
                                           care services company) (2004 - 2007);    Helvetia Fund, Inc.
                                           and Executive Vice President and Chief   (closed-end fund) (2010
                                           Financial Officer, Pedestal Inc.         - present); and Director
                                           (internet-based mortgage trading         of New York Mortgage
                                           company) (2000 - 2002)                   Trust (publicly traded
                                                                                    mortgage REIT) (2004 -
                                                                                    2009, 2012 - present)
-------------------------------------------------------------------------------------------------------------

                     Pioneer Classic Balanced Fund | Annual Report | 7/31/12  63

-----------------------------------------------------------------------------------------------------------
Name, Age and       Term of Office
Position held with  and Length of                                                 Other Directorships Held
the Fund            Service              Principal Occupation                     by Trustee
-----------------------------------------------------------------------------------------------------------
Mary K. Bush (64)   Trustee since 2005. Chairman, Bush International, LLC         Director of Marriott
Trustee             Serves              (international financial advisory firm)   International, Inc.
                    until a             (1991 - present); Senior Managing         (2008 - present);
                    successor           Director, Brock Capital Group, LLC        Director of Discover
                    trustee is          (strategic business advisors) (2010 -     Financial Services
                    elected or          present); Managing Director, Federal      (credit card issuer and
                    earlier             Housing Finance Board (oversight of       electronic payment
                    retirement or       Federal Home Loan Bank system) (1989 -    services) (2007 -
                    removal.            1991); Vice President and Head of         present); Former
                                        International Finance, Federal National   Director of Briggs &
                                        Mortgage Association (1988 - 1989); U.S.  Stratton Co. (engine
                                        Alternate Executive Director,             manufacturer) (2004 -
                                        International Monetary Fund (1984 -       2009); Former Director
                                        1988); Executive Assistant to Deputy      of UAL Corporation
                                        Secretary of the U.S. Treasury, U.S.      (airline holding
                                        Treasury Department (1982 - 1984); and    company) (2006 - 2010);
                                        Vice President and Team Leader in         Director of ManTech
                                        Corporate Banking, Bankers Trust Co.      International
                                        (1976 - 1982)                             Corporation (national
                                                                                  security, defense, and
                                                                                  intelligence technology
                                                                                  firm) (2006 - present);
                                                                                  Member, Board of
                                                                                  Governors, Investment
                                                                                  Company Institute (2007
                                                                                  - present); Member,
                                                                                  Board of Governors,
                                                                                  Independent Directors
                                                                                  Council (2007 -
                                                                                  present); Former
                                                                                  Director of Brady
                                                                                  Corporation (2000 -
                                                                                  2007); Former Director
                                                                                  of Mortgage Guaranty
                                                                                  Insurance Corporation
                                                                                  (1991 - 2006); Former
                                                                                  Director of Millennium
                                                                                  Chemicals, Inc.
                                                                                  (commodity chemicals)
                                                                                  (2002 - 2005); Former
                                                                                  Director, R.J. Reynolds
                                                                                  Tobacco Holdings, Inc.
                                                                                  (tobacco) (1999-2005);
                                                                                  and Former Director of
                                                                                  Texaco, Inc. (1997 -
                                                                                  2001)
-----------------------------------------------------------------------------------------------------------

64  Pioneer Classic Balanced Fund | Annual Report | 7/31/12

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and
Position held with      Term of Office and Length of                                                 Other Directorships Held by
the Fund                Service                       Principal Occupation                           Trustee
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M.             Trustee since 2008.           William Joseph Maier Professor of Political     Trustee, Mellon Institutional
Friedman (67)           Serves until a successor      Economy, Harvard University (1972 - present)    Funds Investment Trust and
Trustee                 trustee is elected or                                                         Mellon Institutional Funds
                        earlier retirement or                                                         Master Portfolio (oversaw 17
                        removal.                                                                      portfolios in fund complex)
                                                                                                      (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. (65)      Trustee since 2005.           Founding Director, Vice President and           None
Graham Trustee          Serves until a successor      Corporate Secretary, The Winthrop Group,
                        trustee is                    Inc. (consulting firm) (1982-present);
                        elected or earlier            Desautels Faculty of Management, McGill
                        retirement or removal.        University (1999 - present); and Manager of
                                                      Research Operations and Organizational
                                                      Learning, Xerox PARC, Xerox's advance
                                                      research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret     Trustee since 2005.           President and Chief Executive Officer,          Director of New America High
(64)                    Serves until a successor      Newbury, Piret & Company, Inc. (investment      Income Fund, Inc. (closed-end
Trustee                 trustee is elected or         banking firm) (1981 - present)                  investment company) (2004 -
                        earlier retirement or                                                         present); and member, Board
                        removal.                                                                      of Governors, Investment
                                                                                                      Company Institute (2000 -
                                                                                                      2006)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West         Trustee since 2012.           Senior Counsel, Sullivan & Cromwell LLP (law    Director, The Swiss Helvetia
(83)                    Serves until a successor      firm) (1998 - present); and Partner, Sullivan   Fund, Inc. (closed-end
Trustee                 trustee is elected or         & Cromwell LLP (prior to 1998)                  investment company); and
                        earlier retirement or                                                         Director, Invesco, Ltd.
                        removal.                                                                      (formerly AMVESCAP, PLC)
                                                                                                      (investment manager)
                                                                                                      (1997-2005)
------------------------------------------------------------------------------------------------------------------------------------

                     Pioneer Classic Balanced Fund | Annual Report | 7/31/12  65

Interested Trustees

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position    Term of Office and     Principal Occupation                                Other Directorships
held with the Fund        Length of Service                                                          Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (86)*  Trustee since 2005.    Non-Executive Chairman and a director of Pioneer    None
Trustee and President     Serves until a         Investment Management USA Inc. ("PIM-USA");
                          successor trustee is   Chairman and a director of Pioneer; Chairman and
                          elected or earlier     Director of Pioneer Institutional Asset Management,
                          retirement or          Inc. (since 2006); Director of Pioneer Alternative
                          removal.               Investment Management Limited (Dublin) (until
                                                 October 2011); President and a director of Pioneer
                                                 Alternative Investment Management (Bermuda) Limited
                                                 and affiliated funds; Deputy Chairman and a director
                                                 of Pioneer Global Asset Management S.p.A. ("PGAM")
                                                 (until April 2010); Director of Nano-C, Inc. (since
                                                 2003); Director of Cole Management Inc. (2004 -
                                                 2011); Director of Fiduciary Counseling, Inc.
                                                 (until December 2011); President of all of the
                                                 Pioneer Funds; and Retired Partner, Wilmer Cutler
                                                 Pickering Hale and Dorr LLP
--------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (53)* Trustee since 2007.    Director, CEO and President of PIM-USA (since       None
Trustee and Executive     Serves until a         February 2007); Director and President of Pioneer
Vice President            successor trustee is   and Pioneer Institutional Asset Management, Inc.
                          elected or earlier     (since February 2007); Executive Vice President of
                          retirement or          all of the Pioneer Funds (since March 2007);
                          removal.               Director of PGAM (2007 - 2010); Head of New Europe
                                                 Division, PGAM (2000 - 2005); and Head of New
                                                 Markets Division, PGAM (2005 - 2007)
--------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

66 Pioneer Classic Balanced Fund | Annual Report | 7/31/12

Fund Officers

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position    Term of Office and                                                    Other Directorships
held with the Fund        Length of Service    Principal Occupation                             Held by Officer
--------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley     Since 2010. Serves   Vice President and Associate General Counsel of  None
(47)                      at the discretion of Pioneer since January 2008 and Secretary of all
Secretary                 the Board.           of the Pioneer Funds since June 2010; Assistant
                                               Secretary of all of the Pioneer Funds from
                                               September 2003 to May 2010; and Vice President
                                               and Senior Counsel of Pioneer from July 2002 to
                                               December 2007
--------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (51)    Since 2010. Serves   Fund Governance Director of Pioneer since        None
Assistant Secretary       at the discretion of December 2006 and Assistant Secretary of all the
                          the Board.           Pioneer Funds since June 2010; Manager - Fund
                                               Governance of Pioneer from December 2003 to
                                               November 2006; and Senior Paralegal of Pioneer
                                               from January 2000 to November 2003
--------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (49)         Since 2010. Serves   Counsel of Pioneer since June 2007 and Assistant None
Assistant Secretary       at the discretion of Secretary of all the Pioneer Funds since June
                          the Board.           2010; and Vice President and Counsel at State
                                               Street Bank from October 2004 to June 2007
--------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (52)      Since 2008. Serves   Vice President - Fund Treasury of Pioneer;       None
Treasurer                 at the discretion of Treasurer of all of the Pioneer Funds since
                          the Board.           March 2008; Deputy Treasurer of Pioneer from
                                               March 2004 to February 2008; and Assistant
                                               Treasurer of all of the Pioneer Funds from March
                                               2004 to February 2008
--------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (47)     Since 2005. Serves   Assistant Vice President - Fund Treasury of      None
Assistant Treasurer       at the discretion of Pioneer; and Assistant Treasurer of all of the
                          the Board.           Pioneer Funds
--------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (54)        Since 2005. Serves   Fund Accounting Manager - Fund Treasury of       None
Assistant Treasurer       at the discretion of Pioneer; and Assistant Treasurer of all of the
                          the Board.           Pioneer Funds
--------------------------------------------------------------------------------------------------------------------------------

                     Pioneer Classic Balanced Fund | Annual Report | 7/31/12  67

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position    Term of Office and                                                    Other Directorships
held with the Fund        Length of Service    Principal Occupation                             Held by Officer
--------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (32)     Since 2009. Serves   Fund Administration Manager - Fund Treasury of   None
Assistant Treasurer       at the discretion of Pioneer since November2008; Assistant Treasurer
                          the Board.           of all of the Pioneer Funds since January 2009;
                                               and Client Service Manager - Institutional
                                               Investor Services at State Street Bank from
                                               March 2003 to March 2007
--------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (59)      Since 2010. Serves   Chief Compliance Officer of Pioneer and of all    None
Chief Compliance Officer  at the discretion of the Pioneer Funds since March 2010; Director of
                          the Board.           Adviser and Portfolio Compliance at Pioneer
                                               since October 2005; and Senior Compliance Officer
                                               for Columbia Management Advisers, Inc. from
                                               October 2003 to October 2005
--------------------------------------------------------------------------------------------------------------------------------

68 Pioneer Classic Balanced Fund | Annual Report | 7/31/12

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

LOGO] Pioneer
      Investment(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(c) 2012 Pioneer Investments 19418-06-0912

                           Pioneer Government
                           Income Fund
--------------------------------------------------------------------------------
                           Annual Report | July 31, 2012
--------------------------------------------------------------------------------

                           Ticker Symbols:
                           Class A     AMGEX
                           Class B     ABGIX
                           Class C     GOVCX
                           Class Y     ATGIX

                           [LOGO] PIONEER
                                  Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              8

Prices and Distributions                                                       9

Performance Update                                                            10

Comparing Ongoing Fund Expenses                                               14

Schedule of Investments                                                       16

Financial Statements                                                          25

Notes to Financial Statements                                                 33

Report of Independent Registered Public Accounting Firm                       41

Trustees, Officers and Service Providers                                      42

                      Pioneer Government Income Fund | Annual Report | 7/31/12 1

President's Letter

Dear Shareowner,

The U.S. economy showed signs of an economic slowdown in the second quarter, reflecting higher savings by consumers and reduced spending by corporations, in large part due to concerns about both the U.S. outlook and the deteriorating situation in Europe. Some 40% - 45% of U.S. corporate earnings come from overseas, with a large portion of that from Europe. While large U.S. corporations generally remain in excellent financial health - cash, borrowing capacity, and margins are all strong - they are holding back on hiring and investments due to concerns about Europe, China, and U.S. regulations, fiscal policies, taxes, and politics. Many investors share those concerns, and are maintaining a cautious approach to the markets.

Despite this tough backdrop, the markets had a surprisingly strong first half of 2012. The Standard & Poor's 500 Index returned 9.5% over the six months ended June 30, 2012. In the U.S. bond markets, interest rates generally declined, with riskier sectors faring the best. The broad bond market, as measured by the Barclays Capital Aggregate Bond Index, returned 2.4% during the same six-month period, while the high-yield bond market, as measured by the Bank of America Merrill Lynch High Yield Master II Index, returned 7.1%.

Given the major macroeconomic and political issues facing the markets in the second half of the year, we certainly expect continuing volatility. But we also see some positive economic data that give us hope for better news in the second half of 2012. While the unemployment rate remains unacceptably high at over 8%, employment and incomes continue to trend upward. Lower oil prices have acted like an effective tax cut for consumers. Home construction, sales, and refinancings have increased, and auto sales are holding up as well.

At Pioneer, we have long advocated the benefits of staying diversified* and investing for the long term. The strategy has generally performed well for many investors. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

* Diversification does not assure a profit or protect against loss in a declining market.

2 Pioneer Government Income Fund | Annual Report | 7/31/12

Pioneer's investment professionals focus on finding good opportunities in both equity and bond markets using the same disciplined investment approach we have used since 1928. Our strategy is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities globally to help build portfolios that we believe can help you achieve your investment goals.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                      Pioneer Government Income Fund | Annual Report | 7/31/12 3

Portfolio Management Discussion | 7/31/12

U.S. Treasury securities, especially longer-maturity bonds, led the fixed-income markets during the 12 months ended July 31, 2012, as risk-averse investors sought out the safest havens. For most of the period, the bond markets saw a global flight to quality, prompted primarily by worries about the sovereign-debt problems in Europe, but also motivated by concerns over anemic job growth in the United States. In the following interview, portfolio managers Richard Schlanger and Charles Melchreit discuss the investment environment and the factors that affected the performance of Pioneer Government Income Fund during the 12 months ended July 31, 2012. Mr. Schlanger, vice president and portfolio manager at Pioneer, and Mr. Melchreit, vice president and portfolio manager at Pioneer, are responsible for the day-to-day management of the Fund.

Q  How did the Fund perform during the 12 months ended July 31, 2012?

A Pioneer Government Income Fund Class A shares returned 6.03% at net asset value during the 12 months ended July 31, 2012, while the Fund's benchmarks, the Barclays Capital Government Bond Index and the Barclays Capital U.S. Mortgage-Backed Securities Index, returned 7.56% and 4.84%, respectively. During the same period, the average return of the 115 mutual funds in Lipper's General U.S. Government Funds category was 7.71%. On July 31, 2012, the 30-day SEC standard yield on the Fund's Class A shares was 1.75%.

Q How would you describe the investment environment for government-related securities during the 12 months ended July 31, 2012?

A During a period of recurring investor anxieties, U.S. Treasuries became the preferred sanctuary for those worried about either the sovereign-debt problems in Europe or disappointing economic growth in the United States. Longer-maturity U.S. government debt turned in especially solid results during the 12-month period, as Treasuries with maturities of 20 years or longer returned more than 36% (as calculated by Barclays Capital).

   Interest rates across different maturities remained at low levels throughout the 12 months ended July 31, 2012. The Federal Reserve Board (the Fed) kept the key Federal funds rate targeted in the historically low 0.00%-0.25% range, while longer-term interest rates also declined, both because of the strong demand for Treasuries from risk-averse investors and because of the Fed's "Operation Twist," which had the central bank purchasing longer- and intermediate-term Treasuries and mortgages. Over the 12-month period, the yield on the 30-year Treasury declined from 4.12% to 2.55%, while the yield on the 10-year Treasury fell from 2.80% to 1.47%, and the yield on the

4 Pioneer Government Income Fund | Annual Report | 7/31/12 five-year Treasury declined from 1.36% to 0.58%. As yields dropped during the period, Treasuries, we believe, became less and less interesting as an investment from a relative value standpoint, given that Treasuries of many different maturities were offering negative real yields when factoring in the rate of inflation.

   We believed mortgage-backed securities represented a more attractive alternative during the 12-month period, even though they had fallen out of favor with the market in the short term. There were several reasons why many investors de-emphasized mortgages. At a time when several proposals were being made to have the government come to the relief of existing homeowners facing high mortgage costs, a feeling of uncertainty seemed to cloud the investment environment for mortgages. Meanwhile, many existing homeowners were able to refinance their existing debt, which undermined the investment value of existing mortgage-backed securities. In that environment, many investors did not want to buy more mortgages with high premium prices because of the increased prepayment risk. Treasuries, despite yields that were at or near historic lows, represented safety and liquidity without prepayment risk, notwithstanding the decision by one credit rating service (Standard & Poor's) to downgrade the rating for U.S. Treasuries in August of 2011. In addition, many foreign investors saw U.S. Treasuries as a much safer alternative to European bonds at a time when sovereign-debt troubles in Europe were making front-page headlines.

Q What was the main reason for the Fund's underperformance relative to the Barclays Capital Government Bond Index during the 12 months ended July 31, 2012?

A The Fund remained consistently underweighted to Treasuries during the 12-month period, as we thought they represented less investment value relative to other asset classes. The underweight to Treasuries was the primary factor in the Fund's benchmark-relative underperformance during the 12-month period. The Fund maintained a larger position in mortgage-backed securities, predominately government-agency guaranteed, but with some guaranteed multi-family securities included. The performance of mortgages during the period, while positive, trailed the results generated by Treasuries.

Q  How was the Fund positioned as of July 31, 2012?

A At the end of the 12-month period, the two largest allocations in the Fund's portfolio were to U.S. Treasuries, which accounted for 25% of net assets, and to mortgage-backed securities, which represented about 47% of net assets (including about 30% in single-family mortgages, with most of the remainder held in multi-family mortgage-backed securities). Other U.S. government-related securities, municipal bonds, and asset-backed securities accounted for most of the portfolio's remaining investments.

                      Pioneer Government Income Fund | Annual Report | 7/31/12 5

   We were attracted to multi-family mortgage-backed securities because they were less susceptible to prepayment risk than single-family home mortgages. During the 12-month period, we also acquired a small portfolio position in municipal bonds, which were yielding more than Treasuries on a pre-tax basis and were experiencing default rates near historic lows.

   At the end of the Fund's fiscal year on July 31, 2012, the effective duration of the Fund's holdings was 5.13 years, less than the 5.43-year duration of the Fund's primary benchmark, the Barclays Capital Government Bond Index. (Duration is a measure of a portfolio's price sensitivity to changes in interest rates.) The shorter-duration positioning was another factor in the Fund's relative underperformance of its primary benchmark during the period, given that interest rates tended to decline and longer-maturity securities fared well.

Q  What is your investment outlook?

A We believe the Fund is very well positioned for an investment environment that could be influenced both by some indications of progress on the debt situation in Europe and a measure of uncertainty on the domestic scene.

   We believe we are seeing some signs of gradual improvement in Europe, where major players such as Germany and France have appeared to show more willingness to come to the aid of some of the troubled nations. Meanwhile, the European Central Bank has been gradually easing monetary policy, which should improve liquidity in the financial markets. Notwithstanding the positive developments, however, the situation in the euro zone remains far from clear.

   At home, the situation also remains unsettled. The nation faces another year-end deadline to come up with a solution to its long-term debt problems, or run the risk of further credit rating downgrades. Meanwhile, the November elections make it unclear as to how the U.S. government will deal with the important questions about taxes, spending, and regulatory policies. The future of the new Affordable Care Act health care law also could be affected by the results of the elections.

   While the global economy has been growing, we are seeing more evidence of slowing growth in China, which could have a negative effect throughout the world. It remains to be seen whether or not the world's central banks will act in a coordinated fashion to prevent any serious local problems from having contagion effects on the global economy.

6 Pioneer Government Income Fund | Annual Report | 7/31/12

Please refer to the Schedule of Investments on pages 16-24 for a full listing of Fund securities.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates.

The securities issued by U.S. government-sponsored entities (i.e., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. government.

The Fund may invest in mortgage-backed securities, which, during times of fluctuating interest rates, may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

These risks may increase share price volatility.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                      Pioneer Government Income Fund | Annual Report | 7/31/12 7

Portfolio Summary | 7/31/12

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Government Securities                                                 58.7%
Collateralized Mortgage Obligations                                        20.5%
U.S. Corporate Bonds                                                       10.7%
Asset-Backed Securities                                                     4.3%
Foreign Government Bonds                                                    3.6%
Municipal Bonds                                                             1.5%
Temporary Cash Investment                                                   0.7%

Portfolio Maturity
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

0-2 Years                                                                  12.9%
2-5 Years                                                                  40.9%
5-7 Years                                                                  22.1%
7-10 Years                                                                  9.9%
10-20 Years                                                                 4.6%
20+ Years                                                                   9.6%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total debt holdings)*

1.   U.S. Treasury Notes, 1.75%, 5/31/16                                   3.85%
--------------------------------------------------------------------------------
2.   Fannie Mae-Aces, Floating Rate Note, 4/25/19                          3.34
--------------------------------------------------------------------------------
3.   Fannie Mae, 4.5%, 6/1/19                                              3.30
--------------------------------------------------------------------------------
4.   Private Export Funding Corp., 4.3%, 12/15/21                          2.99
--------------------------------------------------------------------------------
5.   Tennessee Valley Authority, 5.5%, 6/15/38                             2.89
--------------------------------------------------------------------------------
6.   Private Export Funding Corp., 4.375%, 3/15/19                         2.76
--------------------------------------------------------------------------------
7.   U.S. Treasury Bonds, 4.5%, 2/15/36                                    2.54
--------------------------------------------------------------------------------
8.   U.S. Treasury Notes, 1.875%, 8/31/17                                  2.54
--------------------------------------------------------------------------------
9.   Israel Government AID Bond, 5.5%, 4/26/24                             2.44
--------------------------------------------------------------------------------
10.   Fannie Mae-Aces, 4.92%, 7/25/20                                      2.39
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

8 Pioneer Government Income Fund | Annual Report | 7/31/12

Prices and Distributions | 7/31/12

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      Class                         7/31/12                      7/31/11
--------------------------------------------------------------------------------
        A                            10.33                        10.07
--------------------------------------------------------------------------------
        B                            10.34                        10.08
--------------------------------------------------------------------------------
        C                            10.34                        10.08
--------------------------------------------------------------------------------
        Y                            10.34                        10.07
--------------------------------------------------------------------------------

Distributions per Share: 8/1/11-7/31/12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Net Investment         Short-Term        Long-Term
         Class            Income            Capital Gains     Capital Gains
--------------------------------------------------------------------------------
           A             $0.3390                $   --          $   --
--------------------------------------------------------------------------------
           B             $0.2376                $   --          $   --
--------------------------------------------------------------------------------
           C             $0.2674                $   --          $   --
--------------------------------------------------------------------------------
           Y             $0.3805                $   --          $   --
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The Barclays Capital Government Bond Index is an unmanaged index that measures the performance of the U.S. government bond market. The Barclays Capital U.S. Mortgage-Backed Securities Index is an unmanaged index including 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA). Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The indices defined here pertain to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 10-13.

                      Pioneer Government Income Fund | Annual Report | 7/31/12 9

Performance Update | 7/31/12                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Government Income Fund at public offering price, compared to that of the Barclays Capital Government Bond Index and the Barclays Capital U.S. Mortgage-Backed Securities Index.

Average Annual Total Returns
(As of July 31, 2012)
--------------------------------------------------------------------------------
                                  Net Asset                    Public Offering
Period                            Value (NAV)                  Price (POP)
--------------------------------------------------------------------------------
10 Years                          4.49%                         4.01%
5 Years                           6.27                          5.28
1 Year                            6.03                          1.30
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2011)
--------------------------------------------------------------------------------
                                  Gross
--------------------------------------------------------------------------------
                                  1.17%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                         Barclays Capital   Barclays Capital
                     Pioneer Government  Government Bond    U.S. Mortgage-Backed
                     Income Fund         Index              Securities Index
7/31/2002            $           9,550   $         10,000   $            10,000
7/31/2003            $           9,884   $         10,444   $            10,256
7/31/2004            $          10,117   $         10,847   $            10,781
7/31/2005            $          10,391   $         11,323   $            11,284
7/31/2006            $          10,469   $         11,463   $            11,549
7/31/2007            $          10,934   $         12,128   $            12,196
7/31/2008            $          11,642   $         13,173   $            13,044
7/31/2009            $          12,642   $         14,052   $            14,405
7/31/2010            $          13,575   $         14,989   $            15,488
7/31/2011            $          13,975   $         15,478   $            16,084
7/31/2012            $          14,818   $         16,648   $            16,863

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer Government Income Fund acquired the assets and liabilities of AmSouth Government Income Fund on September 23, 2005. The performance shown for Class A shares of the Fund for periods prior to September 23, 2005, is based on the performance of AmSouth Government Income Fund's Class A shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of Class A shares of the Fund would be lower than that shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

10 Pioneer Government Income Fund | Annual Report | 7/31/12

Performance Update | 7/31/12                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Government Income Fund, compared to that of the Barclays Capital Government Bond Index and the Barclays Capital U.S. Mortgage-Backed Securities Index.

Average Annual Total Returns
(As of July 31, 2012)
--------------------------------------------------------------------------------
                      If               If
Period                Held             Redeemed
--------------------------------------------------------------------------------
10 Years              3.66%            3.66%
5 Years               5.39             5.39
1 Year                4.98             0.98
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2011)
--------------------------------------------------------------------------------
                      Gross
--------------------------------------------------------------------------------
                      2.08%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                         Barclays Capital   Barclays Capital
                     Pioneer Government  Government Bond    U.S. Mortgage-Backed
                     Income Fund         Index              Securities Index
7/31/2002            $           10,000  $         10,000   $             10,000
7/31/2003            $           10,261  $         10,444   $             10,256
7/31/2004            $           10,423  $         10,847   $             10,781
7/31/2005            $           10,637  $         11,323   $             11,284
7/31/2006            $           10,620  $         11,463   $             11,549
7/31/2007            $           11,016  $         12,128   $             12,196
7/31/2008            $           11,640  $         13,173   $             13,044
7/31/2009            $           12,567  $         14,052   $             14,405
7/31/2010            $           13,364  $         14,989   $             15,488
7/31/2011            $           13,645  $         15,478   $             16,084
7/31/2012            $           14,325  $         16,648   $             16,863

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus.

Pioneer Government Income Fund acquired the assets and liabilities of AmSouth Government Income Fund on September 23, 2005. The performance shown for Class B shares of the Fund for periods prior to September 23, 2005, is based on the performance of AmSouth Government Income Fund's Class B shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of Class B shares of the Fund would be lower than that shown.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                     Pioneer Government Income Fund | Annual Report | 7/31/12 11

Performance Update | 7/31/12                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Government Income Fund, compared to that of the Barclays Capital Government Bond Index and the Barclays Capital U.S. Mortgage-Backed Securities Index.

Average Annual Total Returns
(As of July 31, 2012)
--------------------------------------------------------------------------------
                  If           If
Period            Held         Redeemed
--------------------------------------------------------------------------------
10 Years          3.71%        3.71%
5 Years           5.51         5.51
1 Year            5.29         5.29

Expense Ratio
(Per prospectus dated December 1, 2011)
--------------------------------------------------------------------------------
                  Gross
--------------------------------------------------------------------------------
                  1.87%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                         Barclays Capital   Barclays Capital
                     Pioneer Government  Government Bond    U.S. Mortgage-Backed
                     Income Fund         Index              Securities Index
7/31/2002            $           10,000  $         10,000   $             10,000
7/31/2003            $           10,261  $         10,444   $             10,256
7/31/2004            $           10,423  $         10,847   $             10,781
7/31/2005            $           10,637  $         11,323   $             11,284
7/31/2006            $           10,618  $         11,463   $             11,549
7/31/2007            $           11,015  $         12,128   $             12,196
7/31/2008            $           11,643  $         13,173   $             13,044
7/31/2009            $           12,551  $         14,052   $             14,405
7/31/2010            $           13,366  $         14,989   $             15,488
7/31/2011            $           13,676  $         15,478   $             16,084
7/31/2012            $           14,399  $         16,648   $             16,863

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer Government Income Fund acquired the assets and liabilities of AmSouth Government Income Fund on September 23, 2005. The performance shown for Class C shares of the Fund for periods prior to September 23, 2005, is based upon the performance of the predecessor Fund's Class B shares as adjusted to reflect sales charges applicable to Class C shares (but not other differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of Class C shares of the Fund would be lower than that shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all Funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Government Income Fund | Annual Report | 7/31/12

Performance Update | 7/31/12                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Government Income Fund, compared to that of the Barclays Capital Government Bond Index and Barclays Capital U.S. Mortgage-Backed Securities Index.

Average Annual Total Returns
(As of July 31, 2012)
--------------------------------------------------------------------------------
                  If           If
Period            Held         Redeemed
--------------------------------------------------------------------------------
10 Years          4.86%        4.86%
5 Years           6.74         6.74
1 Year            6.56         6.56
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2011)
--------------------------------------------------------------------------------
                  Gross
--------------------------------------------------------------------------------
                  0.69%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                         Barclays Capital   Barclays Capital
                     Pioneer Government  Government Bond    U.S. Mortgage-Backed
                     Income Fund         Index              Securities Index
7/31/2002            $        5,000,000  $      5,000,000   $          5,000,000
7/31/2003            $        5,180,840  $      5,221,992   $          5,128,215
7/31/2004            $        5,311,099  $      5,423,430   $          5,390,471
7/31/2005            $        5,467,997  $      5,661,370   $          5,642,102
7/31/2006            $        5,527,080  $      5,731,560   $          5,774,485
7/31/2007            $        5,797,522  $      6,064,080   $          6,097,935
7/31/2008            $        6,202,118  $      6,586,536   $          6,522,118
7/31/2009            $        6,771,939  $      7,026,116   $          7,202,595
7/31/2010            $        7,296,747  $      7,494,736   $          7,744,008
7/31/2011            $        7,539,028  $      7,738,997   $          8,041,860
7/31/2012            $        8,033,540  $      8,324,140   $          8,431,255

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Pioneer Government Income Fund acquired the assets and liabilities of AmSouth Government Income Fund on September 23, 2005.

The performance shown for Class Y shares of the Fund for periods prior to September 23, 2005, is based on the performance of AmSouth Government Income Fund's Class I shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of Class Y shares of the Fund would be lower than that shown. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                     Pioneer Government Income Fund | Annual Report | 7/31/12 13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses.You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000 Example: an $8,600 account value (division) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Government Income Fund

Based on actual returns from February 1, 2012, through July 31, 2012.

-----------------------------------------------------------------------------------
Share Class                   A              B             C                Y
-----------------------------------------------------------------------------------
Beginning Account          $1,000.00       $1,000.00        $1,000.00     $1,000.00
Value on 2/1/12
-----------------------------------------------------------------------------------
Ending Account Value       $1,019.52       $1,014.40        $1,016.02     $1,021.57
(after expenses)
on 7/31/12
-----------------------------------------------------------------------------------
Expenses Paid                  $5.72          $10.87         $9.17            $3.72
During Period*
-----------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.14%, 2.17%, 1.83%, and 0.74% for Class A, Class B, Class C, and Class Y shares respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the partial year period).

14 Pioneer Government Income Fund | Annual Report | 7/31/12

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Government Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from February 1, 2012, through July 31, 2012.

-----------------------------------------------------------------------------------
Share Class                   A               B                 C            Y
-----------------------------------------------------------------------------------
Beginning Account          $1,000.00       $1,000.00        $1,000.00     $1,000.00
Value on 2/1/12
-----------------------------------------------------------------------------------
Ending Account Value       $1,019.19       $1,014.07        $1,015.76     $1,021.18
(after expenses)
on 7/31/12
-----------------------------------------------------------------------------------
Expenses Paid                  $5.72          $10.87            $9.17         $3.72
During Period*
-----------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.14%, 2.17%, 1.83%, and 0.74% for Class A, Class B, Class C, and Class Y shares respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the partial year period).

                     Pioneer Government Income Fund | Annual Report | 7/31/12 15

Schedule of Investments | 7/31/12

-----------------------------------------------------------------------------------------------------
             Floating       S&P/Moody's
Principal    Rate (b)       Ratings
Amount ($)   (unaudited)    (unaudited)                                                   Value
-----------------------------------------------------------------------------------------------------
                                             ASSET BACKED SECURITIES -- 4.3%
                                             DIVERSIFIED FINANCIALS -- 4.3%
                                             Other Diversified Financial Services -- 3.4%
     415,047                      NR/NR      Small Business Administration
                                             Participation Certificates, 4.2%, 9/1/29    $    465,247
   1,055,346                      NR/NR      Small Business Administration
                                             Participation Certificates,
                                             4.625%, 2/1/25                                 1,166,813
   1,209,593                      NR/NR      Small Business Administration
                                             Participation Certificates, 4.84%, 5/1/25      1,352,286
   1,026,827                      NR/NR      Small Business Administration
                                             Participation Certificates, 5.37%, 4/1/28      1,186,496
     688,433                      NR/NR      Small Business Administration
                                             Participation Certificates,
                                             5.63%, 10/1/28                                   797,115
     215,532                      NR/NR      Small Business Administration
                                             Participation Certificates, 5.72%, 1/1/29        249,239
   1,293,157                      NR/NR      Small Business Administration
                                             Participation Certificates, 6.02%, 8/1/28      1,514,160
     693,957                      NR/NR      Small Business Administration
                                             Participation Certificates,
                                             6.22%, 12/1/28                                   805,463
                                                                                        -------------
                                                                                         $  7,536,819
-----------------------------------------------------------------------------------------------------
                                             Consumer Finance -- 0.9%
   2,000,000          1.20      AAA/Aaa      SLM Student Loan Trust, Floating
                                             Rate Note, 4/27/26 (144A)                   $  1,940,520
                                                                                        -------------
                                             Total Diversified Financials                 $  9,477,339
-----------------------------------------------------------------------------------------------------
                                             TOTAL ASSET BACKED SECURITIES
                                             (Cost $8,660,566)                           $  9,477,339
-----------------------------------------------------------------------------------------------------
                                             COLLATERALIZED MORTGAGE
                                             OBLIGATIONS -- 20.1%
                                             BANKS -- 7.5%
                                             Thrifts & Mortgage Finance -- 7.5%
   5,122,962                      NR/NR      Fannie Mae-Aces, 4.92%, 7/25/20             $  5,200,272
   6,654,492          6.30        NR/NR      Fannie Mae-Aces, Floating Rate
                                             Note, 4/25/19                                  7,266,406
   1,470,532                    AA+/Aaa      NCUA Guaranteed Notes, 1.84%,
                                             10/7/20                                        1,489,840
   1,833,323                      NR/NR      Vendee Mortgage Trust, 4.25%, 2/15/35          2,041,030
     690,474                      NR/NR      Vendee Mortgage Trust, 5.25%, 1/15/32            809,943
                                                                                        -------------
                                                                                         $ 16,807,491
                                                                                        -------------
                                             Total Banks                                 $ 16,807,491
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer Government Income Fund | Annual Report | 7/31/12

-----------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                  Value
-----------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 0.8%
                                           Other Diversified Financial Services -- 0.8%
   1,769,513          3.25        NR/NR    La Hipotecaria SA de CV, Floating Rate
                                           Note, 9/8/39 (144A)                           $  1,831,976
                                                                                         ------------
                                           Total Diversified Financials                  $  1,831,976
-----------------------------------------------------------------------------------------------------
                                           GOVERNMENT -- 11.8%
                                           Government -- 11.8%
   1,394,114          3.42        NR/NR    Fannie Mae Grantor Trust, Floating
                                           Rate Note, 7/25/43                            $  1,504,892
      80,407                      NR/NR    Fannie Mae REMICS, 5.69%, 1/25/32                   82,439
      43,130                      NR/NR    Freddie Mac REMICS, 5.0%, 8/15/35                   43,531
     665,198                      NR/NR    Freddie Mac REMICS, 5.5%, 2/15/33                  677,629
     389,861          0.65        NR/NR    Freddie Mac REMICS, Floating Rate
                                           Note, 12/15/20                                     390,347
   4,671,188                      NR/NR    Government National Mortgage
                                           Association, 2.351%, 6/16/50                     4,758,520
   3,000,000                    AAA/Aaa    Government National Mortgage
                                           Association, 3.025%, 2/16/30                     3,098,067
   1,000,000                    AAA/Aaa    Government National Mortgage
                                           Association, 4.07%, 11/16/40                     1,034,973
     170,000                     NR/Aa1    Government National Mortgage
                                           Association, 4.175%, 1/16/38                       182,383
     426,609                    AAA/Aa1    Government National Mortgage
                                           Association, 5.0%, 7/20/39                         429,242
     753,252                      NR/NR    Government National Mortgage
                                           Association, 6.0%, 6/16/32                         847,651
   2,000,000          4.82        NR/NR    Government National Mortgage
                                           Association, Floating Rate Note,
                                           1/16/50                                          2,256,846
  14,378,828          0.68        NR/NR    Government National Mortgage
                                           Association, Floating Rate Note,
                                           11/16/51                                           630,224
   9,434,553          1.97        NR/NR    Government National Mortgage
                                           Association, Floating Rate Note,
                                           11/16/52                                           799,946
   3,000,000          5.14        NR/NR    Government National Mortgage
                                           Association, Floating Rate Note,
                                           12/16/36                                         3,311,826
   1,644,575          5.12        NR/NR    Government National Mortgage
                                           Association, Floating Rate Note,
                                           12/16/46                                         1,751,625
  14,646,299          1.44      AAA/Aa1    Government National Mortgage
                                           Association, Floating Rate Note,
                                           2/16/52                                            861,188
   1,794,947          1.03        NR/NR    Government National Mortgage
                                           Association, Floating Rate Note,
                                           2/16/53                                            160,104

The accompanying notes are an integral part of these financial statements.

                     Pioneer Government Income Fund | Annual Report | 7/31/12 17

-----------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                  Value
-----------------------------------------------------------------------------------------------------
                                            Government -- (continued)
   1,498,001          1.05           NR/NR  Government National Mortgage
                                            Association, Floating Rate Note,
                                            3/16/53                                      $    128,485
     250,000          5.03         AAA/Aa1  Government National Mortgage
                                            Association, Floating Rate Note,
                                            4/16/38                                           271,899
  11,537,501          1.36          NR/Aaa  Government National Mortgage
                                            Association, Floating Rate Note,
                                            4/16/51                                           675,255
  12,821,532          1.51           NR/NR  Government National Mortgage
                                            Association, Floating Rate Note,
                                            4/16/51                                           807,115
     400,000          5.78          NR/Aa1  Government National Mortgage
                                            Association, Floating Rate Note,
                                            6/16/32                                           434,707
  11,261,726          1.67           NR/NR  Government National Mortgage
                                            Association, Floating Rate Note,
                                            6/16/52                                           850,981
   2,000,000          1.07           NR/NR  Government National Mortgage
                                            Association, Floating Rate Note,
                                            9/16/52                                           181,812
                                                                                         ------------
                                                                                         $ 26,171,687
                                                                                         ------------
                                            Total Government                             $ 26,171,687
-----------------------------------------------------------------------------------------------------
                                            TOTAL COLLATERALIZED
                                            MORTGAGE OBLIGATIONS
                                            (Cost $44,674,370)                           $ 44,811,154
-----------------------------------------------------------------------------------------------------
                                            CORPORATE BONDS -- 10.5%
                                            BANKS -- 0.5%
                                            Thrifts & Mortgage Finance -- 0.5%
   1,000,000                       AA+/Aaa  NCUA Guaranteed Notes, 2.35%,
                                            6/12/17                                      $  1,063,250
                                                                                         ------------
                                            Total Banks                                  $  1,063,250
-----------------------------------------------------------------------------------------------------
                                            DIVERSIFIED FINANCIALS -- 9.7%
                                            Specialized Finance -- 9.7%
     800,000                       AA+/Aaa  Private Export Funding Corp.,
                                            1.375%, 2/15/17                              $    817,390
   2,000,000                       AA+/Aaa  Private Export Funding Corp.,
                                            2.125%, 7/15/16                                 2,118,068
     600,000                       AA+/Aaa  Private Export Funding Corp.,
                                            2.25%, 12/15/17                                   639,662
   2,300,000                       AA+/Aaa  Private Export Funding Corp.,
                                            2.8%, 5/15/22                                   2,472,350
   5,420,000                       AA+/Aaa  Private Export Funding Corp.,
                                            4.3%, 12/15/21                                  6,514,493

The accompanying notes are an integral part of these financial statements.

18 Pioneer Government Income Fund | Annual Report | 7/31/12

-----------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                  Value
-----------------------------------------------------------------------------------------------------
                                           Specialized Finance -- (continued)
   5,000,000                    AA+/Aaa    Private Export Funding Corp.,
                                           4.375%, 3/15/19                               $  6,001,840
     400,000                     NR/Aaa    Private Export Funding Corp.,
                                           5.0%, 12/15/16                                     470,411
   2,155,000                    AA+/Aaa    Private Export Funding Corp.,
                                           5.45%, 9/15/17                                   2,637,321
                                                                                         ------------
                                                                                         $ 21,671,535
                                                                                         ------------
                                           Total Diversified Financials                  $ 21,671,535
-----------------------------------------------------------------------------------------------------
                                           GOVERNMENT -- 0.3%
     650,000                      NR/NR    Helios Leasing I LLC, 2.018%, 5/29/24         $    661,940
                                                                                         ------------
                                           Total Government                              $    661,940
-----------------------------------------------------------------------------------------------------
                                           TOTAL CORPORATE BONDS
                                           (Cost $20,971,336)                            $ 23,396,725
-----------------------------------------------------------------------------------------------------
                                           U.S. GOVERNMENT AND
                                           AGENCY OBLIGATIONS -- 57.7%
   4,934,528                    AAA/Aaa    Fannie Mae, 4.0%, 9/1/20-10/1/41              $  5,298,274
   6,387,111                    AAA/Aaa    Fannie Mae, 4.5%, 6/1/19-11/1/20                 7,273,970
   3,551,848                    AAA/Aaa    Fannie Mae, 4.53%, 6/1/19                        4,058,532
   1,987,986                    AAA/Aaa    Fannie Mae, 4.64%, 11/1/14                       2,118,182
   1,121,019                    AAA/Aaa    Fannie Mae, 4.989%, 6/1/15                       1,221,535
   6,501,013                    AAA/Aaa    Fannie Mae, 5.0%, 8/1/18-4/1/38                  7,088,466
     419,838                    AAA/Aaa    Fannie Mae, 5.5%, 2/1/25                           464,409
     151,692                    AAA/Aaa    Fannie Mae, 5.72%, 11/1/28-6/1/29                  170,798
      68,250                    AAA/Aaa    Fannie Mae, 5.75%, 3/1/33                           76,968
     195,513                    AAA/Aaa    Fannie Mae, 5.9%, 11/1/27-4/1/28                   218,729
     916,605                    AAA/Aaa    Fannie Mae, 6.0%, 11/1/34-12/1/37                1,021,814
     720,886                    AAA/Aaa    Fannie Mae, 6.5%, 7/1/32-11/1/47                   811,212
     199,132                    AAA/Aaa    Fannie Mae, 7.0%, 10/1/19                          224,238
      46,252                    AAA/Aaa    Fannie Mae, 7.5%, 4/1/15-6/1/15                     49,083
      30,150                    AAA/Aaa    Fannie Mae, 8.0%, 7/1/15                            32,236
      74,806                    AAA/Aaa    Federal Home Loan Mortgage Corp.,
                                           4.0%, 11/1/13                                       75,644
     879,770                    AAA/Aaa    Federal Home Loan Mortgage Corp.,
                                           5.0%, 9/1/38-10/1/38                               953,562
      62,887                    AAA/Aaa    Federal Home Loan Mortgage Corp.,
                                           5.5%, 1/1/34                                        69,219
   2,081,938                    AAA/Aaa    Federal Home Loan Mortgage Corp.,
                                           6.0%, 5/1/16-7/1/38                              2,302,820
      25,621                    AAA/Aaa    Federal Home Loan Mortgage Corp.,
                                           6.5%, 5/1/31                                        29,837

The accompanying notes are an integral part of these financial statements.

                     Pioneer Government Income Fund | Annual Report | 7/31/12 19

-----------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                Value
-----------------------------------------------------------------------------------------------------
                                           U.S. GOVERNMENT AND AGENCY
                                           OBLIGATIONS -- (continued)
     98,004                     AAA/Aaa    Federal Home Loan Mortgage Corp.,
                                           7.0%, 3/1/14-10/1/46                        $      109,875
   1,000,000                      NR/NR    Financing Corp., Fico, 4/6/18                      925,733
   1,000,000                      NR/NR    Financing Corp., Fico, 5/11/18                     923,414
   1,313,301                    AAA/Aaa    Government National Mortgage
                                           Association I, 4.5%, 4/15/18-6/15/25             1,432,943
   2,312,456                    AAA/Aaa    Government National Mortgage
                                           Association I, 5.0%, 2/15/19-7/15/40             2,544,285
   1,399,033                    AAA/Aaa    Government National Mortgage
                                           Association I, 5.5%, 6/15/18-10/15/34            1,562,096
   8,187,399                    AAA/Aaa    Government National Mortgage
                                           Association I, 6.0%, 3/15/19-8/15/38             9,309,196
     64,318                     AAA/Aaa    Government National Mortgage
                                           Association I, 6.25%, 11/15/13                      65,853
   2,729,198                    AAA/Aaa    Government National Mortgage
                                           Association I, 6.5%, 1/15/15-4/15/33             3,179,096
    244,706                     AAA/Aaa    Government National Mortgage
                                           Association I, 6.75%, 4/15/26                      289,422
   1,483,895                    AAA/Aaa    Government National Mortgage
                                           Association I, 7.0%, 10/15/16-4/15/32            1,751,507
     610,343                    AAA/Aaa    Government National Mortgage
                                           Association I, 7.5%, 3/15/23-3/15/31               710,455
      87,873                    AAA/Aaa    Government National Mortgage
                                           Association I, 8.25%, 5/15/20                       94,967
       2,941                    AAA/Aaa    Government National Mortgage
                                           Association I, 8.5%, 8/15/21-2/15/23                 2,987
      23,942                    AAA/Aaa    Government National Mortgage
                                           Association I, 9.0%, 10/15/16-6/15/22               25,455
     559,265                    AAA/Aaa    Government National Mortgage
                                           Association II, 5.0%, 2/20/19-1/20/20              613,532
     611,114                    AAA/Aaa    Government National Mortgage
                                           Association II, 5.5%, 10/20/37                     685,880
      74,283                    AAA/Aaa    Government National Mortgage
                                           Association II, 5.72%, 5/20/29                      83,974
     435,236                    AAA/Aaa    Government National Mortgage
                                           Association II, 5.75%,
                                           4/20/33-6/20/33                                    490,909
     377,049                    AAA/Aaa    Government National Mortgage
                                           Association II, 5.9%,
                                           11/20/27-7/20/28                                   421,069
   1,038,797                    AAA/Aaa    Government National Mortgage
                                           Association II, 6.0%, 7/20/17-6/20/34            1,174,977
    209,817                     AAA/Aaa    Government National Mortgage
                                           Association II, 6.45%,
                                           7/20/32-1/20/33                                    238,897
    425,274                     AAA/Aaa    Government National Mortgage
                                           Association II, 6.5%, 1/20/24-3/20/34              495,405

The accompanying notes are an integral part of these financial statements.

20 Pioneer Government Income Fund | Annual Report | 7/31/12

-----------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)  (unaudited)                                                 Value
-----------------------------------------------------------------------------------------------------
                                           U.S. GOVERNMENT AND AGENCY
                                           OBLIGATIONS -- (continued)
     238,830                      AAA/Aaa  Government National Mortgage
                                           Association II, 7.0%,
                                           5/20/26-11/20/31                            $      288,148
      88,443                      AAA/Aaa  Government National Mortgage
                                           Association II, 7.5%,
                                           5/20/30-12/20/30                                   108,685
     115,668                      AAA/Aaa  Government National Mortgage
                                           Association II, 8.0%, 5/20/25-3/20/30              144,574
      22,638                      AAA/Aaa  Government National Mortgage
                                           Association II, 9.0%,
                                           9/20/21-11/20/24                                    24,905
   1,312,788                      AA-/Aaa  New Valley Generation I, 7.299%,
                                           3/15/19                                          1,588,474
   1,456,321                      AA-/Aaa  New Valley Generation III, 4.929%,
                                           1/15/21                                          1,682,022
     401,158                        NR/NR  Small Business Administration
                                           Participation Certificates, 6.14%, 1/1/22          448,785
   4,600,000                      AA+/Aaa  Tennessee Valley Authority, 5.5%,
                                           6/15/38                                          6,301,954
   1,500,000                       AA+/NR  Tennessee Valley Authority, 6.25%,
                                           12/15/17                                         1,917,054
   2,000,000                        NR/NR  U.S. Treasury Bonds, 3.0%, 5/15/42               2,175,000
   3,125,000                      AA+/Aaa  U.S. Treasury Bonds, 4.25%, 5/15/39              4,217,284
   4,000,000                      AA+/Aaa  U.S. Treasury Bonds, 4.5%, 2/15/36               5,532,500
   1,900,000                      AA+/Aaa  U.S. Treasury Bonds, 4.5%, 5/15/38               2,651,093
   4,000,000                        NR/NR  U.S. Treasury Notes, 0.625%, 5/31/17             4,009,688
   5,000,000                        NR/NR  U.S. Treasury Notes, 0.875%, 12/31/16            5,078,125
   1,200,000                      AA+/Aaa  U.S. Treasury Notes, 1.0%, 8/31/16               1,225,969
   1,700,000                      AA+/Aaa  U.S. Treasury Notes, 1.5%, 7/31/16               1,770,655
   1,000,000                        NR/NR  U.S. Treasury Notes, 1.75%, 5/15/22              1,023,594
   7,975,000                      AA+/Aaa  U.S. Treasury Notes, 1.75%, 5/31/16              8,378,734
   5,200,000                      AA+/Aaa  U.S. Treasury Notes, 1.875%, 8/31/17             5,523,378
     725,000                      AA+/Aaa  U.S. Treasury Notes, 2.125%, 8/15/21               772,351
   2,700,000                      AA+/Aaa  U.S. Treasury Notes, 2.625%, 11/15/20            3,002,062
   4,000,000                      AA+/Aaa  U.S. Treasury Notes, 3.125%, 5/15/21             4,607,812
   4,300,000                      AA+/Aaa  U.S. Treasury Notes, 4.0%, 8/15/18               5,121,369
-----------------------------------------------------------------------------------------------------
                                           TOTAL U.S. GOVERNMENT AND
                                           AGENCY OBLIGATIONS
                                           (Cost $119,371,189)                         $  128,285,670
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

          Pioneer Government Income Fund | Annual Report | 7/31/12 21

-----------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                Value
-----------------------------------------------------------------------------------------------------
                                           FOREIGN GOVERNMENT BONDS -- 3.6%
   4,000,000                    AA+/Aaa    Israel Government AID Bond, 5.5%,
                                           4/26/24                                     $    5,319,016
   2,000,000                    AA+/Aaa    Israel Government AID Bond, 5.5%,
                                           9/18/23                                          2,655,080
-----------------------------------------------------------------------------------------------------
                                           TOTAL FOREIGN GOVERNMENT BONDS
                                           (Cost $7,139,740)                           $    7,974,096
-----------------------------------------------------------------------------------------------------
                                           MUNICIPAL BONDS -- 1.5%
                                           Municipal Higher Education -- 1.3%
     100,000                    AAA/Aaa    Connecticut State Health & Educational
                                           Facility Authority, 5.0%, 7/1/40            $      112,439
     400,000                    AAA/Aaa    Houston Higher Education Finance
                                           Corp., 4.5%, 11/15/37                              425,500
   1,000,000                    AAA/Aaa    Massachusetts Health & Educational
                                           Facilities Authority, 5.5%, 11/15/36             1,216,390
     200,000                    AAA/Aaa    New York State Dormitory Authority,
                                           5.0%, 10/1/41                                      233,476
     270,000                     AA/Aa1    New York State Dormitory Authority,
                                           5.0%, 7/1/40                                       308,613
     350,000                    AA+/Aa1    New York State Dormitory Authority,
                                           5.0%, 7/1/40                                       399,287
     210,000                     AA/Aa1    Pennsylvania State University, 5.0%,
                                           3/1/40                                             233,623
                                                                                       --------------
                                                                                       $    2,929,328
-----------------------------------------------------------------------------------------------------
                                           Municipal Water -- 0.1%
     180,000                    AAA/Aaa    City of Charlotte North Carolina Water &
                                           Sewer System Revenue, 5.0%, 7/1/38         $      207,387
-----------------------------------------------------------------------------------------------------
                                           Municipal Obligation -- 0.1%
     250,000                    AA+/Aa1    State of Washington, 5.0%, 8/1/39          $      286,210
-----------------------------------------------------------------------------------------------------
                                           TOTAL MUNICIPAL BONDS
                                           (Cost $3,045,075)                           $    3,422,925
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Government Income Fund | Annual Report | 7/31/12

-----------------------------------------------------------------------------------------------------
 Principal
 Amount ($)                                                                            Value
-----------------------------------------------------------------------------------------------------
                                           TEMPORARY CASH
                                           INVESTMENT -- 0.5%
                                           Repurchase Agreement -- 0.5%
   1,140,000                               JPMorgan, Inc., 0.19%, dated 7/31/12,
                                           repurchase price of $1,140,000 plus
                                           accrued interest on 8/1/12 collateralized
                                           by $1,162,814 Federal National
                                           Mortgage Association, 3.5-7.0%,
                                           7/1/19-8/1/42                               $    1,140,000
-----------------------------------------------------------------------------------------------------
                                           TOTAL TEMPORARY CASH INVESTMENT
                                           (Cost $1,140,000)                           $    1,140,000
-----------------------------------------------------------------------------------------------------
                                           TOTAL INVESTMENT IN
                                           SECURITIES -- 98.2%
                                           (Cost $205,002,276) (a)                     $  218,507,909
-----------------------------------------------------------------------------------------------------
                                           OTHER ASSETS &
                                           LIABILITIES -- 1.8%                         $    3,981,664
-----------------------------------------------------------------------------------------------------
                                           TOTAL NET ASSETS -- 100.0%                  $  222,489,573
=====================================================================================================

NR          Not rated by either S&P or Moody's.

(a) At July 31, 2012, the net unrealized gain on investments based on cost for federal income tax purposes of $205,171,607 was as follows:

              Aggregate gross unrealized gain for all investments in which
                 there is an excess of value over tax cost                             $   14,528,448

              Aggregate gross unrealized loss for all investments in which
                  there is an excess of tax cost over value                                (1,192,146)
                                                                                       --------------
              Net unrealized gain                                                      $   13,336,302
                                                                                       ==============

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

Purchases and sales of securities (excluding temporary cash investments) for the year ended July 31, 2012, aggregated $183,402,308 and $135,749,515, respectively.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Government Income Fund | Annual Report | 7/31/12 23

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

  Level 1 -- quoted prices in active markets for identical securities

  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of July 31, 2012, in valuing the Fund's assets:

-----------------------------------------------------------------------------------------------------
                                         Level 1        Level 2          Level 3          Total
-----------------------------------------------------------------------------------------------------
 Asset Backed Securities               $      --   $    9,477,339       $--            $    9,477,339
 Collateralized Mortgage Obligations          --       44,811,154        --                44,811,154
 Corporate Bonds                              --       23,396,725        --                23,396,725
 U.S. Government and Agency
    Obligations                               --      128,285,670        --               128,285,670
 Municipal bonds                              --        3,422,925        --                 3,422,925
 Foreign government bonds                     --        7,974,096        --                 7,974,096
 Repurchase agreement                         --        1,140,000        --                 1,140,000
-----------------------------------------------------------------------------------------------------
 Total                                 $      --   $  218,507,909       $--            $  218,507,909
=====================================================================================================
 Other Financial Instruments           $  86,251   $        --          $--            $       86,251
=====================================================================================================

* Other financial instruments include the net unrealized gain on futures contracts.

The accompanying notes are an integral part of these financial statements.

24 Pioneer Government Income Fund | Annual Report | 7/31/12

Statement of Assets and Liabilities | 7/31/12

ASSETS:
  Investment in securities (cost $205,002,276)                            $   218,507,909
  Cash                                                                          1,068,075
  Futures collateral                                                              104,875
  Receivables --
     Fund shares sold                                                           2,060,965
     Interest                                                                   1,401,181
  Other                                                                            46,289
-----------------------------------------------------------------------------------------
        Total assets                                                      $   223,189,294
=========================================================================================
LIABILITIES:
   Payables --
      Fund shares repurchased                                             $       461,951
      Dividends                                                                    44,781
      Variation margin                                                              3,657
   Due to affiliates                                                               84,776
   Accrued expenses                                                               104,556
-----------------------------------------------------------------------------------------
         Total liabilities                                                $       699,721
=========================================================================================
NET ASSETS:
  Paid-in capital                                                         $   219,567,801
  Distributions in excess of net investment income                               (205,086)
  Accumulated net realized loss on investments and futures contracts          (10,465,026)
  Net unrealized gain on investments                                           13,505,633
  Net unrealized gain on futures contracts                                         86,251
-----------------------------------------------------------------------------------------
         Total net assets                                                 $   222,489,573
=========================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class A (based on $152,019,557/14,714,857 shares)                      $         10.33
   Class B (based on $7,148,306/691,431 shares)                           $         10.34
   Class C (based on $50,229,583/4,857,467 shares)                        $         10.34
   Class Y (based on $13,092,127/1,266,229 shares)                        $         10.34
MAXIMUM OFFERING PRICE:
  Class A ($10.33(division)95.5%)                                         $         10.82
=========================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer Government Income Fund | Annual Report | 7/31/12 25

Statement of Operations

For the Year Ended 7/31/12

INVESTMENT INCOME:
   Interest                                                               $     7,683,268
   Income from securities loaned, net                                               1,356
--------------------------------------------------------------------------------------------------------
         Total investment income                                                            $  7,684,624
--------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                         $     1,044,230
  Transfer agent fees and expenses
     Class A                                                                      205,762
     Class B                                                                       31,062
     Class C                                                                       31,479
     Class Y                                                                        2,100
  Distribution fees
     Class A                                                                      382,433
     Class B                                                                       84,976
     Class C                                                                      373,438
  Shareholder communications expense                                              182,024
  Administrative reimbursement                                                     60,292
  Custodian fees                                                                   13,222
  Registration fees                                                                93,024
  Professional fees                                                                63,667
  Printing expense                                                                 48,410
  Fees and expenses of nonaffiliated Trustees                                       6,601
  Miscellaneous                                                                    58,241
--------------------------------------------------------------------------------------------------------
         Total expenses                                                                      $ 2,680,961
--------------------------------------------------------------------------------------------------------
            Net investment income                                                            $ 5,003,663
--------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS:
  Net realized gain (loss) on:
     Investments                                                              $ 3,270,679
     Futures contracts                                                         (1,052,650)   $ 2,218,029
--------------------------------------------------------------------------------------------------------
  Change in net unrealized gain on:
     Investments                                                              $ 3,069,691
     Futures contracts                                                            346,763    $ 3,416,454
--------------------------------------------------------------------------------------------------------
  Net gain on investments and futures contracts                                              $ 5,634,483
========================================================================================================
  Net increase in net assets resulting from operations                                       $10,638,146
========================================================================================================

The accompanying notes are an integral part of these financial statements.

26 Pioneer Government Income Fund | Annual Report | 7/31/12

Statements of Changes in Net Assets

---------------------------------------------------------------------------------------------
                                                                  Year Ended    Year Ended
                                                                  7/31/12       7/31/11
---------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                           $   5,003,663   $   6,027,128
Net realized gain on investments and futures contracts              2,218,029         508,398
Change in net unrealized gain (loss) on investments
  and futures contracts                                             3,416,454      (1,590,110)
---------------------------------------------------------------------------------------------
          Net increase in net assets resulting from operations  $  10,638,146   $   4,945,416
---------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.34 and $0.37 per share, respectively)         $  (5,039,498)  $  (5,113,079)
      Class B ($0.24 and $0.28 per share, respectively)              (199,460)       (363,921)
      Class C ($0.27 and $0.30 per share, respectively)              (956,238)       (904,370)
      Class Y ($0.38 and $0.42 per share, respectively)              (367,290)       (365,782)
---------------------------------------------------------------------------------------------
         Total distributions to shareowners                     $  (6,562,486)  $  (6,747,152)
---------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                    $ 177,604,636   $  36,890,179
Reinvestment of distributions                                       5,241,183       5,492,980
Cost of shares repurchased                                       (138,750,362)    (75,286,211)
---------------------------------------------------------------------------------------------
       Net increase (decrease) in net assets resulting from
          Fund share transactions                               $  44,095,457   $ (32,903,052)
---------------------------------------------------------------------------------------------
       Net increase (decrease) in net assets                    $  48,171,117   $ (34,704,788)
NET ASSETS:
Beginning of year                                                 174,318,456     209,023,244
---------------------------------------------------------------------------------------------
End of year                                                     $ 222,489,573   $ 174,318,456
=============================================================================================
Distributions in excess of net investment income                $    (205,086)  $    (554,641)
=============================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer Government Income Fund | Annual Report | 7/31/12 27

-----------------------------------------------------------------------------------------
                               '12 Shares      '12 Amount       '11 Shares     '11 Amount
-----------------------------------------------------------------------------------------
CLASS A
Shares sold                      11,982,388   $ 123,672,829     2,656,528   $  26,743,654
Reinvestment of distributions       422,495       4,326,120       450,570       4,526,826
Less shares repurchased         (10,771,412)   (110,488,698)   (4,297,600)    (43,104,705)
-----------------------------------------------------------------------------------------
      Net increase (decrease)     1,633,471   $  17,510,251    (1,190,502)  $ (11,834,225)
=========================================================================================
CLASS B
Shares sold or exchanged            172,838   $   1,773,646        52,172   $     526,768
Reinvestment of distributions        18,038         184,817        32,870         330,843
Less shares repurchased            (486,800)     (4,985,851)     (793,549)     (7,968,974)
-----------------------------------------------------------------------------------------
      Net decrease                 (295,924)  $  (3,027,388)     (708,507)  $  (7,111,363)
=========================================================================================
CLASS C
Shares sold                       4,151,759   $  42,538,004       543,291   $   5,464,012
Reinvestment of distributions        52,238         535,490        53,817         541,450
Less shares repurchased          (1,937,445)    (19,863,894)   (1,583,573)    (15,849,558)
-----------------------------------------------------------------------------------------
      Net increase (decrease)     2,266,552   $  23,209,600      (986,465)  $  (9,844,096)
=========================================================================================
CLASS Y
Shares sold                         936,937   $   9,620,157       412,304   $   4,155,745
Reinvestment of distributions        18,992         194,756         9,330          93,861
Less shares repurchased            (334,417)     (3,411,919)     (830,368)     (8,362,974)
-----------------------------------------------------------------------------------------
      Net increase (decrease)       621,512   $   6,402,994      (408,734)  $  (4,113,368)
=========================================================================================

The accompanying notes are an integral part of these financial statements.

28 Pioneer Government Income Fund | Annual Report | 7/31/12

Financial Highlights

------------------------------------------------------------------------------------------------------------------------
                                                                    Year       Year       Year       Year       Year
                                                                    Ended      Ended      Ended      Ended      Ended
                                                                    7/31/12    7/31/11    7/31/10    7/31/09    7/31/08
------------------------------------------------------------------------------------------------------------------------
  Class A
  Net asset value, beginning of period                              $  10.07   $  10.15   $   9.81   $   9.41   $   9.24
------------------------------------------------------------------------------------------------------------------------
  Increase (decrease) from investment operations:
     Net investment income                                          $   0.27   $   0.32   $   0.31   $   0.36   $   0.38
     Net realized and unrealized gain (loss) on investments             0.33      (0.03)      0.40       0.43       0.21
------------------------------------------------------------------------------------------------------------------------
  Net increase from investment operations                           $   0.60   $   0.29   $   0.71   $   0.79   $   0.59
------------------------------------------------------------------------------------------------------------------------
  Distributions to shareowners:
     Net investment income                                             (0.34)     (0.37)     (0.37)     (0.39)     (0.42)
------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net asset value                        $   0.26   $  (0.08)  $   0.34   $   0.40   $   0.17
------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of period                                    $  10.33   $  10.07   $  10.15   $   9.81   $   9.41
========================================================================================================================
  Total return*                                                         6.03%      2.95%      7.38%      8.58%      6.48%
  Ratio of net expenses to average net assets+                          1.14%      1.17%      1.13%      1.15%      1.13%
  Ratio of net investment income to average net assets+                 2.57%      3.29%      3.13%      3.73%      4.07%
  Portfolio turnover rate                                                 67%        19%        84%        48%        36%
  Net assets, end of period (in thousands)                          $152,020   $131,758   $144,794   $140,136   $112,955
  Ratios with no waiver of fees and assumption of expenses by the
     Adviser and no reduction for fees paid indirectly:
     Total expenses                                                     1.14%      1.17%      1.13%      1.15%      1.13%
     Net investment income                                              2.57%      3.29%      3.13%      3.73%      4.07%
  Ratios with waiver of fees and assumption of expenses by the
     Adviser and reduction for fees paid indirectly:
     Net expenses                                                       1.14%      1.17%      1.13%      1.15%      1.12%
     Net investment income                                              2.57%      3.29%      3.13%      3.73%      4.07%
------------------------------------------------------------------------------------------------------------------------

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

+  Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Government Income Fund | Annual Report | 7/31/12 29

----------------------------------------------------------------------------------------------------------------
                                                                 Year     Year     Year       Year     Year
                                                                 Ended    Ended    Ended      Ended    Ended
                                                                 7/31/12  7/31/11  7/31/10    7/31/09  7/31/08
----------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                             $10.08   $ 10.15   $  9.83   $  9.41   $  9.24
----------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                         $ 0.14   $  0.22   $  0.22   $  0.29   $  0.31
   Net realized and unrealized gain (loss) on investments          0.36     (0.01)     0.39      0.45      0.21
----------------------------------------------------------------------------------------------------------------
Net increase from investment operations                          $ 0.50   $  0.21   $  0.61   $  0.74   $  0.52
----------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                          (0.24)    (0.28)    (0.29)    (0.32)    (0.35)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $ 0.26   $ (0.07)  $  0.32   $  0.42   $  0.17
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $10.34   $ 10.08   $ 10.15   $  9.83   $  9.41
================================================================================================================
Total return*                                                      4.98%     2.10%     6.34%     7.96%     5.66%
Ratio of net expenses to average net assets+                       2.17%     2.08%     1.96%     1.89%     1.90%
Ratio of net investment income to average net assets+              1.64%     2.45%     2.48%     3.01%     3.30%
Portfolio turnover rate                                              67%       19%       84%       48%       36%
Net assets, end of period (in thousands)                         $7,148   $ 9,952   $17,217   $26,751   $23,442
Ratios with no waiver of fees and assumption of expenses by the
  Adviser and no reduction for fees paid indirectly:
  Total expenses                                                   2.17%     2.08%     2.02%     1.97%     1.95%
  Net investment income                                            1.64%     2.45%     2.42%     2.93%     3.25%
Ratios with waiver of fees and assumption of expenses by the
  Adviser and reduction for fees paid indirectly:
  Net expenses                                                     2.17%     2.08%     1.96%     1.89%     1.89%
  Net investment income                                            1.64%     2.45%     2.48%     3.01%     3.31%
----------------------------------------------------------------------------------------------------------------

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

+  Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Government Income Fund | Annual Report | 7/31/12

-----------------------------------------------------------------------------------------------------------------
                                                                 Year      Year      Year      Year      Year
                                                                 Ended     Ended     Ended     Ended     Ended
                                                                 7/31/12   7/31/11   7/31/10   7/31/09   7/31/08
-----------------------------------------------------------------------------------------------------------------
 Class C
 Net asset value, beginning of period                            $ 10.08   $ 10.15   $  9.82   $  9.42   $  9.25
-----------------------------------------------------------------------------------------------------------------
 Increase (decrease) from investment operations:
    Net investment income                                        $  0.22   $  0.25   $  0.24   $  0.28   $  0.31
    Net realized and unrealized gain (loss) on investments          0.31     (0.02)     0.39      0.45      0.21
-----------------------------------------------------------------------------------------------------------------
 Net increase from investment operations                         $  0.53   $  0.23   $  0.63   $  0.73   $  0.52
-----------------------------------------------------------------------------------------------------------------
 Distributions to shareowners:
    Net investment income                                          (0.27)    (0.30)    (0.30)    (0.33)    (0.35)
-----------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value                      $  0.26   $ (0.07)  $  0.33   $  0.40   $  0.17
-----------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                  $ 10.34   $ 10.08   $ 10.15   $  9.82   $  9.42
=================================================================================================================
 Total return*                                                      5.29%     2.32%     6.50%     7.80%     5.70%
 Ratio of net expenses to average net assets+                       1.83%     1.87%     1.86%     1.90%     1.89%
 Ratio of net investment income to average net assets+              1.73%     2.61%     2.41%     2.90%     3.32%
 Portfolio turnover rate                                              67%       19%       84%       48%       36%
 Net assets, end of period (in thousands)                        $50,230   $26,113   $36,314   $38,101   $19,720
 Ratios with no waiver of fees and assumption of expenses by the
    Adviser and no reduction for fees paid indirectly:
    Total expenses                                                  1.83%     1.87%     1.86%     1.90%     1.89%
    Net investment income                                           1.73%     2.61%     2.41%     2.90%     3.32%
 Ratios with waiver of fees and assumption of expenses by the
    Adviser and reduction for fees paid indirectly:
    Net expenses                                                    1.83%     1.87%     1.86%     1.90%     1.88%
    Net investment income                                           1.73%     2.61%     2.41%     2.90%     3.32%
-----------------------------------------------------------------------------------------------------------------

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

+  Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Government Income Fund | Annual Report | 7/31/12 31

Financial Highlights (continued)
----------------------------------------------------------------------------------------------------------------
                                                                 Year      Year      Year      Year      Year
                                                                 Ended     Ended     Ended     Ended     Ended
                                                                 7/31/12   7/31/11   7/31/10   7/31/09   7/31/08
----------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                             $ 10.07   $ 10.16   $  9.83   $  9.42   $  9.25
----------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                         $  0.33   $  0.36   $  0.34   $  0.45   $  0.46
   Net realized and unrealized gain (loss) on investments           0.32     (0.03)     0.39      0.40      0.18
----------------------------------------------------------------------------------------------------------------
Net increase from investment operations                          $  0.65   $  0.33   $  0.74   $  0.85   $  0.64
----------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                           (0.38)    (0.42)    (0.41)    (0.44)    (0.47)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $  0.27   $ (0.09)  $  0.33   $  0.41   $  0.17
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $ 10.34   $ 10.07   $ 10.16   $  9.83   $  9.42
================================================================================================================
Total return*                                                       6.56%     3.32%     7.75%     9.19%     6.98%
Ratio of net expenses to average net assets+                        0.74%     0.69%     0.77%     0.67%     0.64%
Ratio of net investment income to average net assets+               2.83%     3.85%     3.58%     4.32%     4.63%
Portfolio turnover rate                                               67%       19%       84%       48%       36%
Net assets, end of period (in thousands)                         $13,092   $ 6,496   $10,699   $12,358   $38,386
Ratios with no waiver of fees and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses                                                   0.74%     0.69%     0.77%     0.67%     0.64%
   Net investment income                                            2.83%     3.85%     3.58%     4.32%     4.63%
Ratios with waiver of fees and assumption of expenses by the
   Adviser and reduction for fees paid indirectly:
   Net expenses                                                     0.74%     0.69%     0.77%     0.67%     0.64%
   Net investment income                                            2.83%     3.85%     3.58%     4.32%     4.63%
----------------------------------------------------------------------------------------------------------------

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and complete redemption of the investment at net asset value at the end of each period.

+  Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

32 Pioneer Government Income Fund | Annual Report | 7/31/12

Notes to Financial Statements | 7/31/12

1. Organization and Significant Accounting Policies

Pioneer Government Income Fund (the Fund) is one of three portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is the successor to the AmSouth Government Income Fund. The Fund's investment objective is to seek current income as is consistent with preservation of capital.

The Fund offers four classes of shares designated as Class A, Class B, Class C and Class Y shares. Class C shares were firstpublicly offered on September 23, 2005. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

                     Pioneer Government Income Fund | Annual Report | 7/31/12 33

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. Fixed income securities with remaining maturities of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ from exchange prices.

   At July 31, 2012, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

   Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

34 Pioneer Government Income Fund | Annual Report | 7/31/12

B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At July 31, 2012, the Fund was permitted to carry forward indefinitely $78,913 of short term losses under the Regulated Investment Company Modernization Act of 2010 without limitation. Additionally, at July 31, 2012, the Fund had a net capital loss carryforward of $10,292,118, of which the following amounts will expire between 2013 and 2016 if not utilized:
   $4,631,510 in 2013, $401,844 in 2014, $2,465,526 in 2015 and $2,793,238 in
   2016. Since new losses are required to be utilized prior to losses incurred in pre-enactment tax years, pre-enactment capital loss carryforwards may be more likely to expire unused. Included in this amount is $4,631,510 of capital losses which, as a result of the reorganization with Pioneer America Income Trust on November 10, 2006, may be subject to limitations imposed by the Internal Revenue Code.

   At July 31, 2012, the Fund reclassified $1,908,378 to decrease distributions in excess of net investment income, $535,571 to increase accumulated net realized loss on investments and futures contracts and $1,372,807 to decrease paid-in capital to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

   The tax character of distributions paid during the years ended July 31, 2012 and July 31, 2011 were as follows:

--------------------------------------------------------------------------------
                                                     2012                   2011
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                $6,562,486             $6,747,152
Long-term capital gain                                 --                     --
--------------------------------------------------------------------------------
     Total                                     $6,562,486             $6,747,152
================================================================================

                     Pioneer Government Income Fund | Annual Report | 7/31/12 35

The following shows the components of distributable earnings on a federal income tax basis at July 31, 2012:

------------------------------------------------------------------------------
                                                                       2012
------------------------------------------------------------------------------
Distributable earnings:
Undistributed ordinary income                                     $      1,282
Capital loss carryforward                                          (10,371,031)
Dividend payable                                                       (44,781)
Net unrealized gain                                                 13,336,302
------------------------------------------------------------------------------
     Total                                                        $  2,921,772
==============================================================================

   The difference between book-basis and tax-basis net unrealized gain is attributable to the tax deferral of losses on wash sales, the tax treatment of premium and amortization and the mark-to-market on futures contracts.

C. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $19,392 in underwriting commissions on the sale of Class A shares during the year ended July 31, 2012.

D. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

36 Pioneer Government Income Fund | Annual Report | 7/31/12

E. Risks

   The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

F. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

G. Securities Lending

   The Fund may lend securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined. At July 31, 2012, the Fund had no securities on loan.

                     Pioneer Government Income Fund | Annual Report | 7/31/12 37

H. Futures Contracts

   The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices and currency rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at July 31, 2012 was $104,875. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market, interest rate and counterparty risks, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. The average number of contracts open for the year ended July 31, 2012 was 211.

   At July 31, 2012, open futures contracts were as follows.

------------------------------------------------------------------------------
                        Number of
                        Contracts      Settlement                  Unrealized
Type                    Long/(Short)   Month        Value          Gain/(Loss)
------------------------------------------------------------------------------
US 5 Year Note           35            9/12         $  4,367,344   $   22,203
US Long Bond (CBT)      (37)           9/12         $ (5,588,156)  $  (71,688)
US 10 Year Note         (76)           9/12         $(10,233,875)  $  (72,710)
US 2 Year Note          (29)           9/12         $ (6,397,672   $   (6,434)
US Ultra Bond (CBT)      25            9/12         $  4,312,500   $  214,880
------------------------------------------------------------------------------
   Total                (82)                                       $   86,251
==============================================================================

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $1 billion and 0.45% on assets over $1 billion. For the year ended July 31, 2012, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.50% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $17,161 in management fees, administrative costs and certain other reimbursements payable to PIM at July 31, 2012.

38 Pioneer Government Income Fund | Annual Report | 7/31/12

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended July 31, 2012, such out-of-pocket expenses by class of shares were as follows:

-----------------------------------------------------------------------------
 Shareholder Communications:
-----------------------------------------------------------------------------
 Class A                                                             $137,437
 Class B                                                               12,254
 Class C                                                               26,957
 Class Y                                                                5,376
-----------------------------------------------------------------------------
   Total                                                             $182,024
=============================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $57,168 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at July 31, 2012.

4. Distribution Plan

The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $10,447 in distribution fees payable to PFD at July 31, 2012.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any

                     Pioneer Government Income Fund | Annual Report | 7/31/12 39

CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended July 31, 2012, CDSCs in the amount of $21,462 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS, which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended July 31, 2012, the Fund's expenses were not reduced under such arrangements.

6. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of July 31, 2012 were as follows:

-----------------------------------------------------------------------------------------------------
  Derivatives Not
  Accounted for as
  Hedging Instruments
  Under Accounting               Asset Derivatives 2012            Liabilities Derivatives 2012
                                ---------------------------------------------------------------------
  Standards Codification         Balance Sheet                     Balance Sheet
  (ASC) 815                      Location           Value          Location                Value
-----------------------------------------------------------------------------------------------------
  Interest Rate Futures*         Receivables         $86,251       Payables               $        --
-----------------------------------------------------------------------------------------------------
    Total                                            $86,251                              $        --
=====================================================================================================

* Reflects the unrealized appreciation on futures contracts (see Note 1H). The current day's variation margin is separately disclosed on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended July 31, 2012 was as follows:

-----------------------------------------------------------------------------------------------------
Derivatives Not                                                                       Change in
Accounted for as                                                     Realized         Unrealized
Hedging Instruments                                                  Loss on          Gain or (Loss)
Under Accounting              Location of Gain or (Loss)             Derivatives      on Derivatives
Standards Codification        on Derivatives Recognized              Recognized       Recognized
(ASC) 185                     in Income                              in Income        in Income
-----------------------------------------------------------------------------------------------------
Interest Rate Futures         Net realized loss on futures contracts $(1,052,650)
Interest Rate Futures         Change in net unrealized gain on
                              futures contracts                                       $346,763
-----------------------------------------------------------------------------------------------------

40 Pioneer Government Income Fund | Annual Report | 7/31/12

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust IV and the Shareowners of Pioneer Government Income Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Government Income Fund, one of the portfolios constituting Pioneer Series Trust IV (the "Trust"), including the schedule of investments, as of July 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2012 by correspondence with the custodian, brokers and agent banks or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Government Income Fund at July 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                       /s/ Ernst & Young LLP

Boston, Massachusetts
September 25, 2012

                     Pioneer Government Income Fund | Annual Report | 7/31/12 41

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy voting policies and procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and Officers are listed on the following pages, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 56 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

42 Pioneer Government Income Fund | Annual Report | 7/31/12

Independent Trustees

-----------------------------------------------------------------------------------------------------
Name, Age and                    Term of Office and                              Other Directorships
Position held with the Fund      Length of Service   Principal Occupation        Held by Trustee
-----------------------------------------------------------------------------------------------------
Thomas J. Perna (61)             Trustee since       Chairman and Chief          Director, Broadridge
Chairman of the Board            2006. Serves until  Executive Officer,          Financial Solutions,
and Trustee                      a successor         Quadriserv, Inc.            Inc. (investor
                                 trustee is elected  (technology products for    communications and
                                 or earlier          securities lending          securities processing
                                 retirement or       industry) (2008 - present); provider for financial
                                 removal.            private investor(2004 -     services industry)
                                                     2008); and Senior Executive (2009 - present);
                                                     Vice President, The Bank of Director, Quadriserv,
                                                     New York(financial and      Inc. (2005 -
                                                     securities services) (1986  present); and
                                                     - 2004)                     Commissioner, New
                                                                                 Jersey State Civil
                                                                                 Service Commission
                                                                                 (2011 - present)
------------------------------------------------------------------------------------------------------------
David R. Bock (68)               Trustee since       Managing Partner, Federal   Director of
Trustee                          2005. Serves until  City Capital Advisors       Enterprise Community
                                 a successor         (corporate advisory         Investment, Inc.
                                 trustee is elected  services company) (1997 -   (privately held
                                 or earlier          2004 and 2008 - present);   affordable housing
                                 retirement or       Interim Chief Executive     finance company) (1985
                                 removal.            Officer, Oxford Analytica,  -2010); Director of
                                                     Inc. (privately held        Oxford Analytica,
                                                     research and consulting     Inc. (2008 -
                                                     company) (2010); Executive  present); Director of
                                                     Vice President and Chief    The Swiss Helvetia
                                                     Financial Officer, I-trax,  Fund, Inc.
                                                     Inc. (publicly traded       (closed-end fund)
                                                     health care services        (2010 - present); and
                                                     company) (2004 - 2007); and Director of New York
                                                     Executive Vice President    Mortgage Trust
                                                     and Chief Financial         (publicly traded
                                                     Officer, Pedestal Inc.       mort- gage REIT)
                                                     (internet-based mortgage    (2004 - 2009, 2012 -
                                                     trading company) (2000 -    present)
                                                     2002)
------------------------------------------------------------------------------------------------------------

                     Pioneer Government Income Fund | Annual Report | 7/31/12 43

------------------------------------------------------------------------------------------------------------
Name, Age and               Term of Office and                                  Other Directorships
Position held with the      Fund Length of Service Principal Occupation         Held by Trustee
------------------------------------------------------------------------------------------------------------
Mary K. Bush (64)           Trustee since 2005.    Chairman, Bush               Director of Marriott
Trustee                     Serves until a         International, LLC           International, Inc. (2008
                            successor trustee is   (international financial     - present); Director of
                            elected or earlier     advisory firm) (1991 -       Discover Financial
                            retirement or          present); Senior Managing    Services (credit card
                            removal.               Director, Brock Capital      issuer and electronic
                                                   Group, LLC (strategic        payment services) (2007 -
                                                   business advisors) (2010 -   present); Former Director
                                                   present); Managing           of Briggs & Stratton Co.
                                                   Director, Federal Housing    (engine manufacturer)
                                                   Finance Board (oversight     (2004 - 2009); Former
                                                   of Federal Home Loan Bank    Director of UAL
                                                   system) (1989 - 1991);       Corporation (airline
                                                   Vice President and Head of   holding company) (2006 -
                                                   International Finance,       2010); Director of ManTech
                                                   Federal National Mortgage    International Corporation
                                                   Association (1988 - 1989);   (national secu- rity,
                                                   U.S. Alternate Executive     defense, and intelligence
                                                   Director, International      technology firm) (2006 -
                                                   Monetary Fund (1984 -        present); Member, Board of
                                                   1988); Executive Assistant   Governors, Investment
                                                   to Deputy Secretary of the   Company Institute(2007 -
                                                   U.S. Treasury, U.S.          present); Member, Board of
                                                   Treasury Department (1982    Governors, Independent
                                                   - 1984); and Vice            Directors Council(2007 -
                                                   President and Team Leader    present); Former Director
                                                   in Corporate Banking,        of Brady Corporation (2000
                                                   Bankers Trust Co. (1976 -    - 2007); Former Director
                                                   1982)                        of Mortgage Guaranty
                                                                                Insurance Corporation
                                                                                (1991 - 2006); Former
                                                                                Director of Millennium
                                                                                Chemicals, Inc. (commodity
                                                                                chemicals) (2002 - 2005);
                                                                                Former Director, R.J.
                                                                                Reynolds Tobacco Holdings,
                                                                                Inc. (tobacco)
                                                                                (1999-2005); and Former
                                                                                Director of Texaco, Inc.
                                                                                (1997 - 2001)
------------------------------------------------------------------------------------------------------------

44 Pioneer Government Income Fund | Annual Report | 7/31/12

------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                       Other Directorships
Position held with the Fund    Length of Service               Principal Occupation                     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (67)      Trustee since 2008. Serves      William Joseph Maier Professor of        Trustee, Mellon
Trustee                        until a successor trustee is    Political Economy, Harvard University    Institutional Funds
                               elected or earlier retirement   (1972 - present)                         Investment Trust and
                               or removal.                                                              Mellon Institutional
                                                                                                        Funds Master Portfolio
                                                                                                        (oversaw 17 portfolios
                                                                                                        in fund complex)
                                                                                                        (1989-2008)
------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (65)      Trustee since 2005. Serves      Founding Director, Vice President and    None
Trustee                        until a successor trustee is    Corporate Secretary, The Winthrop
                               elected or earlier retirement   Group, Inc. (consulting firm)
                               or removal.                     (1982-present); Desautels Faculty of
                                                               Management, McGill University (1999 -
                                                               present); and Manager of Research
                                                               Operations and Organizational
                                                               Learning, Xerox PARC, Xerox's advance
                                                               research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (64)       Trustee since 2005. Serves      President and Chief Executive Officer,   Director of New America
Trustee                        until a successor trustee is    Newbury, Piret & Company, Inc.           High Income Fund, Inc.
                               elected or earlier retirement   (investment banking firm) (1981 -        (closed-end investment
                               or removal.                     present)                                 company) (2004 -
                                                                                                        present); and member,
                                                                                                        Board of Governors,
                                                                                                        Investment Company
                                                                                                        Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (83)           Trustee since 2012. Serves      Senior Counsel, Sullivan & Cromwell      Director, The Swiss
Trustee                        until a successor trustee is    LLP (law firm) (1998 - present); and     Helvetia Fund, Inc.
                               elected or earlier retirement   Partner, Sullivan & Cromwell LLP         (closed-end investment
                               or removal.                     (prior to 1998)                          company); and Director,
                                                                                                        Invesco, Ltd. (formerly
                                                                                                        AMVESCAP, PLC)
                                                                                                        (investment manager)
                                                                                                        (1997-2005)
------------------------------------------------------------------------------------------------------------------------------

                     Pioneer Government Income Fund | Annual Report | 7/31/12 45

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                               Other Directorships
Position held with the Fund  Length of Service   Principal Occupation                                         Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------

John F. Cogan, Jr. (86)*     Trustee             Non-Executive Chairman and a director of Pioneer             None
Trustee and President        since 2005.         Investment Management USA Inc. ("PIM-USA"); Chairman and a
                             Serves until        director of Pioneer; Chairman and Director of Pioneer
                             a successor         Institutional Asset Management, Inc. (since 2006);
                             trustee is          Director of Pioneer Alternative Investment Management
                             elected or          Limited (Dublin) (until October 2011); President and a
                             earlier             director of Pioneer Alternative Investment (Bermuda)
                             retirement          Limited and affiliated funds; Deputy Chairman and a
                             or removal.         director of Management Pioneer Global Asset Management
                                                 S.p.A. ("PGAM") (until April 2010); Director of Nano-C,
                                                 Inc. (since 2003); Director of Cole Management Inc. (2004
                                                 - 2011); Director of Fiduciary Counseling, Inc. (until
                                                 December 2011); President of all of the Pioneer Funds; and
                                                 Retired Partner, Wilmer Cutler Pickering Hale and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (53)*    Trustee             Director, CEO and President of PIM-USA (since February       None
Trustee and Executive        since 2007.         2007); Director and President of Pioneer and Pioneer
Vice President               Serves until        Institutional Asset Management, Inc. (since February
                             a successor         2007); Executive Vice President of all of the Pioneer
                             trustee is          Funds(since March 2007); Director of PGAM (2007 - 2010);
                             elected or          Head of New Europe Division, PGAM (2000 - 2005); and Head
                             earlier             of New Markets Division, PGAM (2005 - 2007)
                             retirement
                             or removal.
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

46 Pioneer Government Income Fund | Annual Report | 7/31/12

Fund Officers

----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                   Term of Office and                                                      Other Directorships
Position held with the Fund     Length of Service                              Principal Occupation     Held by Officer
----------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (47)      Since 2010. Serves at                          Vice President and       None
Secretary                       the discretion of the Board.                   Associate General
                                                                               Counsel of Pioneer
                                                                               since January 2008 and
                                                                               Secretary of all of the
                                                                               Pioneer Funds since
                                                                               June 2010; Assistant
                                                                               Secretary of all of the
                                                                               Pioneer Funds from
                                                                               September 2003 to May
                                                                               2010; and Vice
                                                                               President and Senior
                                                                               Counsel of Pioneer from
                                                                               July 2002 to December
                                                                               2007
----------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (51)          Since 2010. Serves at the                      Fund Governance          None
Assistant Secretary             discretion of the Board.                       Director of Pioneer
                                                                               since December 2006 and
                                                                               Assistant Secretary of
                                                                               all the Pioneer Funds
                                                                               since June 2010;
                                                                               Manager - Fund
                                                                               Governance of Pioneer
                                                                               from December 2003 to
                                                                               November 2006; and
                                                                               Senior Paralegal of
                                                                               Pioneer from January
                                                                               2000 to November 2003
----------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (49)               Since 2010. Serves at the                      Counsel of Pioneer       None
Assistant Secretary             discretion of the Board.                       since June 2007 and
                                                                               Assistant Secretary of
                                                                               all the Pioneer Funds
                                                                               since June 2010; and
                                                                               Vice President and
                                                                               Counsel at State Street
                                                                               Bank from October 2004
                                                                               to June 2007
----------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (52)            Since 2008. Serves at the                      Vice President - Fund    None
Treasurer                       discretion of the Board.                       Treasury of Pioneer;
                                                                               Treasurer of all of the
                                                                               Pioneer Funds since
                                                                               March 2008; Deputy
                                                                               Treasurer of Pioneer
                                                                               from March 2004 to
                                                                               February 2008; and
                                                                               Assistant Treasurer of
                                                                               all of the Pioneer
                                                                               Funds from March 2004
                                                                               to February 2008
----------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (47)           Since 2005. Serves at the                      Assistant Vice           None
Assistant Treasurer             discretion of the Board.                       President - Fund
                                                                               Treasury of Pioneer;
                                                                               and Assistant Treasurer
                                                                               of all of the Pioneer
                                                                               Funds
----------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (54)              Since 2005. Serves at the                      Fund Accounting Manager  None
Assistant Treasurer             discretion of the Board.                       - Fund Treasury of
                                                                               Pioneer; and Assistant
                                                                               Treasurer of all of the
                                                                               Pioneer Funds
----------------------------------------------------------------------------------------------------------------------------------

                     Pioneer Government Income Fund | Annual Report | 7/31/12 47

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and  Principal Occupation                                  Other Directorships
Position held with the Fund   Length of Service                                                         Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (32)         Since 2009. Serves  Fund Administration Manager - Fund Treasury of         None
Assistant Treasurer           at the discretion   Pioneer since November 2008; Assistant Treasurer of
                              of the Board.       all of the Pioneer Funds since January 2009; and
                                                  Client Service Manager - Institutional Investor
                                                  Services at State Street Bank from March 2003 to
                                                  March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (59)          Since 2010. Serves  Chief Compliance Officer of Pioneer and of all the     None
Chief Compliance              at the discretion   Pioneer Funds since March 2010; Director of Adviser
Officer                       of the Board.       and Portfolio Compliance at Pioneer since October
                                                  2005; and Senior Compliance Officer for Columbia
                                                  Management Advisers, Inc. from October 2003 to
                                                  October 2005
------------------------------------------------------------------------------------------------------------------------------------

48 Pioneer Government Income Fund | Annual Report | 7/31/12

                           This page for your notes.

                     Pioneer Government Income Fund | Annual Report | 7/31/12 49

                          This page for your notes.

50 Pioneer Government Income Fund | Annual Report | 7/31/12

                           This page for your notes.

                     Pioneer Government Income Fund | Annual Report | 7/31/12 51

                          This page for your notes.

52 Pioneer Government Income Fund | Annual Report | 7/31/12

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] Pioneer
       Investment(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(c) 2012 Pioneer Investments 19422-06-0912

                           Pioneer Multi-Asset
                           Income Fund

--------------------------------------------------------------------------------
                           Annual Report | July 31, 2012
--------------------------------------------------------------------------------

                           Ticker Symbols:
                           Class A     PMAIX
                           Class C     PMACX
                           Class Y     PMFYX

                           [LOGO] PIONEER
                                  Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               15

Schedule of Investments                                                       17

Financial Statements                                                          33

Notes to Financial Statements                                                 40

Report of Independent Registered Public Accounting Firm                       51

Trustees, Officers and Service Providers                                      52

                     Pioneer Multi-Asset Income Fund | Annual Report | 7/31/12 1

President's Letter

Dear Shareowner,

The U.S. economy showed signs of an economic slowdown in the second quarter, reflecting higher savings by consumers and reduced spending by corporations, in large part due to concerns about both the U.S. outlook and the deteriorating situation in Europe. Some 40% - 45% of U.S. corporate earnings come from overseas, with a large portion of that from Europe. While large U.S. corporations generally remain in excellent financial health - cash, borrowing capacity, and margins are all strong - they are holding back on hiring and investments due to concerns about Europe, China, and U.S. regulations, fiscal policies, taxes, and politics. Many investors share those concerns, and are maintaining a cautious approach to the markets.

Despite this tough backdrop, the markets had a surprisingly strong first half of 2012. The Standard & Poor's 500 Index returned 9.5% over the six months ended June 30, 2012. In the U.S. bond markets, interest rates generally declined, with riskier sectors faring the best. The broad bond market, as measured by the Barclays Capital Aggregate Bond Index, returned 2.4% during the same six-month period, while the high-yield bond market, as measured by the Bank of America Merrill Lynch High Yield Master II Index, returned 7.1%.

Given the major macroeconomic and political issues facing the markets in the second half of the year, we certainly expect continuing volatility. But we also see some positive economic data that give us hope for better news in the second half of 2012. While the unemployment rate remains unacceptably high at over 8%, employment and incomes continue to trend upward. Lower oil prices have acted like an effective tax cut for consumers. Home construction, sales, and refinancings have increased, and auto sales are holding up as well.

At Pioneer, we have long advocated the benefits of staying diversified* and investing for the long term. The strategy has generally performed well for many investors. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

* Diversification does not assure a profit or protect against loss in a declining market.

2 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/12

Pioneer's investment professionals focus on finding good opportunities in both equity and bond markets using the same disciplined investment approach we have used since 1928. Our strategy is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities globally to help build portfolios that we believe can help you achieve your investment goals.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                     Pioneer Multi-Asset Income Fund | Annual Report | 7/31/12 3

Portfolio Management Discussion | 7/31/12

Fortified by a strong rally in the opening months of the reporting period, Pioneer Multi-Asset Income Fund delivered gratifying performance for its first (abbreviated) fiscal year ended July 31, 2012 (December 22, 2011, through July 31, 2012). Effective portfolio positioning across the better-performing asset classes set the stage for the Fund's solid performance during the period. In the following interview, Marco Pirondini and Tracy Wright discuss the market environment and the Fund's investment strategies during the annual reporting period ended July 31, 2012. Mr. Pirondini, Head of Equities, U.S., and portfolio manager at Pioneer, and Ms. Wright, senior vice president and portfolio manager at Pioneer, are responsible for the day-to-day management of the Fund. The other members of the Fund's management team are Michele Garau, senior vice president and portfolio manager at Pioneer, and Charles Melchreit, vice president and portfolio manager at Pioneer.

Q How would you characterize the market environment during the Fund's annual reporting period from December 22, 2011, through July 31, 2012?

A Overall, despite the volatility caused by the sovereign-debt crisis in Europe and slower global economic growth, U.S. market performance was very solid during the period. Credit spreads tightened, interest rates moved lower, and equity markets performed well during the period, despite increased earnings pressure outside the U.S. (Credit spreads are commonly defined as the differences in yield between Treasuries and other fixed-income securities with similar maturities.)

   During the policy-driven rally that characterized much of the first quarter of 2012 (January through March), higher-risk assets that had struggled in 2011 performed strongly. The equity market, led by the more economically sensitive financials and industrials sectors, and high-yield bonds posted impressive gains in response to signs of improvement in the global economy. Questions about the pace of global growth resurfaced, however, in the second quarter (April through June). Investor anxiety about a possible Greek exit from the euro zone and rising concerns about the economic viability of several peripheral countries in southern Europe further unnerved the markets. Other worries rattling the markets during the second quarter included continued disappointment with U.S. economic and employment data and fears about a hard landing for the Chinese economy. Thus, for much of the latter portion of the Fund's reporting period, safe-haven,

4 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/12

    "risk-off" assets led the markets. Those included U.S. Treasuries and stocks of companies in the more defensive sectors of the equity market, such as health care and telecom services.

    The final weeks of June, however, did bring some respite for investors, with the favorable results of the Greek election and the European Union summit temporarily easing concerns.

Q How did Pioneer Multi-Asset Income Fund perform amid the market volatility which prevailed during the period from December 22, 2011, through July 31, 2012?

A Pioneer Multi-Asset Income Fund Class A shares returned 8.91% at net asset value during the period between December 22, 2011, and July 31, 2012. During the same period, the Fund's benchmarks, the Morgan Stanley Capital International (MSCI) All Country World Index (the MSCI Index)1, returned 6.57%, and the Barclays Capital Aggregate Bond Index (the Barclays Index), returned 4.24%. From December 31, 2011, through July 31, 2012, the average return of the 335 mutual funds in Lipper's Mixed-Asset Target Allocation Conservative Funds category was 5.93%.

Q What investment strategies or individual holdings contributed the most to the Fund's outperformance relative to its benchmarks during the period from December 22, 2011, through July 31, 2012?

A The most significant contributor to the Fund's benchmark-relative outperformance during the period was our decision to overweight the portfolio to investments in high-yield bonds, and limit exposure to mortgage-backed securities, U.S. Treasuries, and higher-quality corporate bonds relative to the Barclays Index, which is the Fund's primary benchmark.

    From time to time, we will "hedge" the portfolio in an effort to minimize the impact of market volatility and limit downside risk. An example of our hedging strategy occurred in May of 2012, when we initiated a forward

(1) The MSCI information may only be used for your internal use, may not be reproduced or re-disseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

                     Pioneer Multi-Asset Income Fund | Annual Report | 7/31/12 5 currency contract in the portfolio in an attempt to soften the effects of market volatility caused by concerns about the sovereign-debt troubles in Europe--in particular, concerns about the ability of the euro zone and the European Central Bank to recapitalize Spain's banks, and protect against a possible Greek exit from the monetary union. The currency hedge, which helped to protect the portfolio's holdings from adverse movements in exchange rates, proved successful and augmented the Fund's relative performance.

   Finally, solid security selection across the fixed-income and equity markets benefited the Fund's relative performance. The Fund's investments in the high-yield securities and commercial mortgage-back securities (CMBS) markets were especially noteworthy contributors to relative performance. In high yield, the Fund's holding in Beazer Homes USA rallied during the period on signs of an improving housing market, while in CMBS, the Fund's holding in FREMF Mortgage Trust, a non-agency collateralized mortgage obligation for multi-family homes, boosted relative performance. Although convertible debt comprises a small percentage of the portfolio's assets, the convertible bonds of Exterran, an oil services company, also performed well during the period in response to management's efforts to increase profitability across the firm's business segments.

   On the equity side of the Fund's portfolio, investments in Merck, Nestle, and Microsoft were beneficial for benchmark-relative returns.

Q What investment strategies or individual holdings detracted from the Fund's performance during the period from December 22, 2011, through July 31, 2012?

A While the Fund's results were overwhelmingly positive during the annual reporting period, there were a few disappointments. Regarding the Fund's positioning, early in the reporting period, in January of 2012, the Fund held cash as we were in the process of constructing the portfolio. Unfortunately, holding cash and not being fully invested during that particular month, when the markets were rallying, detracted from the Fund's results. As for individual securities, the Fund's holdings in the bonds of Mirabela Nickel and Arch Coal lagged during the period due to pricing weakness in the companies' respective markets amid the global economic slowdown.

Q How were the Fund's investments allocated at the close of the reporting period on July 31, 2012?

A The Fund was fully invested at the close of the reporting period, with continued overweights to U.S. high-yield bonds and defensive equities. At period end, 61% of the portfolio's assets were invested in a mix of fixed-income securities/cash instruments, with the majority of the allocation held

6 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/12 in high-yield corporate bonds. Equities comprised 39% of the portfolio's assets at period end, with 60% of that total invested in U.S. stocks and 40% held in international stocks, mostly in Europe.

Q With central banks around the globe committed to keeping interest rates low for the foreseeable future, where are have you been finding the best income-producing opportunities for the Fund?

A Yield remains a primary consideration when purchasing all Fund investments within the context of the current low-growth, low-interest-rate environment. We have been concentrating on purchasing corporate debt, mainly because yields on U.S. Treasuries and other high-quality bonds around the globe have been hovering at or near all-time lows. In addition, we find sovereign debt unappealing given that the returns on those instruments are not commensurate with their corresponding levels of fundamental credit risk. Spreads on corporates are more attractive than those of other fixed-income asset classes at present, and the issuers of corporate bonds, in our opinion, offer stronger balance sheets and greater stability and sustainability of earnings.

   We continue to believe that U.S. high-yield bonds are attractive, because U.S. corporations, by and large, continue to offer both attractive valuations and strong fundamentals. Revenue growth and tight cost controls may allow U.S. companies to enjoy continued improvement in their earnings and balance sheets, as they have in recent years. U.S. high-yield spreads (relative to Treasuries) have remained wide to long-term averages, while projected defaults have remained well below long-term averages. Consequently, the majority of the portfolio's fixed-income investments continue to be allocated to high-yield corporate bonds, because we think they currently offer the most attractive value among fixed-income asset classes.

   On the equity side of the portfolio, we have been focusing on what we believe are high-quality companies with attractive yields and strong cash generation. Many large multinational companies, such as those held in the portfolio, have solid balance sheets. That, in turn, has led to increased dividend payments* and the initiation of share repurchases.

   As with most macroeconomic-driven markets, inefficiencies have been creating opportunities for long-term investors. We think the Fund's shareholders can be well served by the portfolio's current "barbell" positioning, which is anchored on one end by a high-yield income strategy, and on the other end by equity positioning that focuses on more defensive sectors, such as health care and telecom services.

*  Dividends are not guaranteed.

                     Pioneer Multi-Asset Income Fund | Annual Report | 7/31/12 7

Q What is your outlook for the coming months?

A We believe ongoing concerns about the pace of global economic growth and Europe's sovereign-debt issues are likely to produce continued market volatility. The U.S. economy was making modest improvements earlier this year, but recent signs suggest that growth may be stalling. The Federal Reserve Board, however, has signaled that it remains open to providing more stimulus, which has been helping to calm the markets. Europe is potentially headed for recession and economic growth in China has been slowing, but in those areas as well, central bankers and government policymakers stand ready to take steps that could potentially stabilize the economies.

   The Fund's portfolio remains largely U.S.-centric, which helps it to stay clear of many of the challenges overseas. That said, we also have sought to take advantage of the current crisis to invest in European multinationals at discounted prices (compared with their U.S. peers). Furthermore, we believe the Fund's ability to invest in the most attractive areas of the corporate capital structure creates the potential for outperformance, with limited volatility, by taking advantage of market inefficiencies that may not be available to portfolios with more limited mandates.

Please refer to the Schedule of Investments on pages 17-32 for a full listing of Fund securities.

High yield bonds possess greater price volatility, illiquidity, and possibility of default.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities falls.

Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-Backed securities are also subject to pre-payments.

The Fund may invest in subordinated securities which may be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility.

These risks are magnified in emerging markets. The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.

8 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/12

The Fund may invest in event-linked bonds. The return of principal and the payment of interest on event-linked bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

The Fund may invest in floating-rate loans. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

The Fund may invest in underlying funds (ETFs and unit investment trusts). In addition to the Fund's operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.

Investments in equity securities are subject to price fluctuation.

Investments in small-and mid-cap stocks involve greater risks and volatility than investments in large-cap stocks.

The Fund may invest in Master Limited Partnerships, which are subject to increased risks of liquidity, price valuation, control, voting rights and taxation. In addition, the structure affords fewer protections to investors in the Partnership than direct investors in a corporation.

The Fund may invest in zero-coupon bonds and payment-in-kind securities, which may be more speculative and fluctuate more in value than other fixed income securities. The accrual of income from these securities are payable as taxable annual dividends to shareholders.

The Fund and some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund and some of the underlying funds employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if an underlying fund's investments decline in value.

These risks may increase share price volatility.

There is no assurance that these and other strategies used by the Fund or under-lying funds will be successful.

Please see the prospectus for a more complete discussion of the Fund's risks.

Past performance is not a guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes.

                     Pioneer Multi-Asset Income Fund | Annual Report | 7/31/12 9

Portfolio Summary | 7/31/12

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                                       39.0%
International Common Stocks                                                20.0%
U.S. Common Stocks                                                         18.0%
International Corporate Bonds                                               8.3%
Collateralized Mortgage Obligations                                         4.9%
Temporary Cash Investment                                                   3.9%
Senior Secured Loans                                                        2.3%
Depositary Receipts for International Stocks                                1.1%
International Preferred Stocks                                              1.0%
Convertible Corporate Bonds                                                 0.9%
Asset Backed Securities                                                     0.6%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 15.8%
Health Care                                                                14.4%
Energy                                                                     13.6%
Industrials                                                                12.4%
Consumer Discretionary                                                      9.7%
Telecommunication Services                                                  9.1%
Materials                                                                   8.3%
Consumer Staples                                                            6.0%
Utilities                                                                   5.7%
Information Technology                                                      4.4%
Government                                                                  0.6%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

 1.    Novartis AG                                                         2.21%
--------------------------------------------------------------------------------
 2.    Pfizer, Inc.                                                        2.11
--------------------------------------------------------------------------------
 3.    Ameren Corp.                                                        2.06
--------------------------------------------------------------------------------
 4.    Merck & Co, Inc.                                                    1.99
--------------------------------------------------------------------------------
 5.    Microsoft Corp.                                                     1.91
--------------------------------------------------------------------------------
 6.    Nestle SA                                                           1.60
--------------------------------------------------------------------------------
 7.    Vodafone Group Plc                                                  1.32
--------------------------------------------------------------------------------
 8.    AT&T, Inc.                                                          1.07
--------------------------------------------------------------------------------
 9.    Deutsche Boerse AG                                                  1.05
--------------------------------------------------------------------------------
10.    Frontier Communications Corp., 8.75%, 4/15/22                       1.02
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/12

Prices and Distributions | 7/31/12

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                        7/31/12                     12/22/11
--------------------------------------------------------------------------------
           A                           $10.61                      $10.00
--------------------------------------------------------------------------------
           C                           $10.60                      $10.00
--------------------------------------------------------------------------------
           Y                           $10.62                      $10.00
--------------------------------------------------------------------------------

Distributions per Share: 12/22/11-7/31/12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Net Investment         Short-Term        Long-Term
         Class           Income            Capital Gains     Capital Gains
--------------------------------------------------------------------------------
           A            $0.2750                 $ --            $ --
--------------------------------------------------------------------------------
           C            $0.2398                 $ --            $ --
--------------------------------------------------------------------------------
           Y            $0.2839                 $ --            $ --
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The Barclays Capital Aggregate Bond Index is a measure of the U.S. bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. The MSCI All Country World Index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. It is not possible to invest directly in an index.

The indices defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-14.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/12 11

Performance Update | 7/31/12                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Multi-Asset Income Fund at public offering price, compared to that of the Barclays Capital Aggregate Bond Index and the MSCI All Country World Index.

Average Annual Total Returns
(As of July 31, 2012)
--------------------------------------------------------------------------------
                                      Net Asset                 Public Offering
Period                                Value (NAV)               Price (POP)
--------------------------------------------------------------------------------
Life-of-Class
(12/22/11)                            8.91%                     4.02%
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 21, 2011)
--------------------------------------------------------------------------------
                                      Gross                     Net
--------------------------------------------------------------------------------
                                      1.19%                     0.85%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer Multi-Asset     Barclays Capital         MSCI All Country
               Income Fund             Aggregate Bond Index     World Index
12/31/2011     $ 9,550                 $10,000                  $10,000
 7/31/2012     $10,372                 $10,378                  $10,710

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through December 1, 2013, for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/12

Performance Update | 7/31/12                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Multi-Asset Income Fund, compared to that of the Barclays Capital Aggregate Bond Index and the MSCI All Country World Index.

Average Annual Total Returns
(As of July 31, 2012)
--------------------------------------------------------------------------------
                                      If                        If
Period                                Held                      Redeemed
--------------------------------------------------------------------------------
Life-of-Class (12/22/11)              8.45%                     7.45%
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 21, 2011)
--------------------------------------------------------------------------------
                                      Gross                     Net
--------------------------------------------------------------------------------
                                      1.94%                     1.75%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer Multi-Asset     Barclays Capital         MSCI All Country
               Income Fund             Aggregate Bond Index     World Index
12/31/2011     $10,000                 $10,000                  $10,000
 7/31/2012     $10,712                 $10,378                  $10,710

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through December 1, 2013, for Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/12 13

Performance Update | 7/31/12                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Multi-Asset Income Fund, compared to that of the Barclays Capital Aggregate Bond Index and the MSCI All Country World Index.

Average Annual Total Returns
(As of July 31, 2012)
--------------------------------------------------------------------------------
                                      If                        If
Period                                Held                      Redeemed
--------------------------------------------------------------------------------
Life-of-Class (12/22/11)              9.10%                     9.10%
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 21, 2011)
--------------------------------------------------------------------------------
                                      Gross                     Net
--------------------------------------------------------------------------------
                                      0.90%                     0.65%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer Multi-Asset     Barclays Capital         MSCI All Country
               Income Fund             Aggregate Bond Index     World Index
12/31/2011     $5,000,000              $5,000,000               $5,000,000
7/31/2012      $5,438,634              $5,189,203               $5,355,020

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through December 1, 2013, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/12

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an invest-ment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (division) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Income Fund

Based on actual returns from February 1, 2012, through July 31, 2012.

------------------------------------------------------------------------------------------
Share Class                                              A             C             Y
------------------------------------------------------------------------------------------
Beginning Account Value on 2/1/12                    $1,000.00     $1,000.00     $1,000.00
------------------------------------------------------------------------------------------
Ending Account Value (after expenses) on 7/31/12     $1,060.47     $1,057.02     $1,062.32
------------------------------------------------------------------------------------------
Expenses Paid During Period*                             $4.35         $8.54         $3.33
------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.85%, 1.67% and 0.65%, for Class A, Class C and Class Y shares, respectively, multiplied by the average account over the period, multiplied by 182/366 (to reflect the one-half year period).

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/12 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to esti-mate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from February 1, 2012, through July 31, 2012.

------------------------------------------------------------------------------------------
Share Class                                              A             C             Y
------------------------------------------------------------------------------------------
Beginning Account Value on 2/1/12                    $1,000.00     $1,000.00     $1,000.00
------------------------------------------------------------------------------------------
Ending Account Value (after expenses) on 7/31/12     $1,020.64     $1,016.56     $1,021.63
------------------------------------------------------------------------------------------
Expenses Paid During Period*                             $4.27         $8.37         $3.27
------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.85%, 1.67% and 0.65%, for Class A, Class C and Class Y shares, respectively, multiplied by the average account over the period, multiplied by 182/366 (to reflect the one-half year period).

16 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/12

Schedule of Investments | 7/31/12

--------------------------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
Principal      Rate (b)       Ratings
Amount ($)     (unaudited)    (unaudited)                                                                    Value
--------------------------------------------------------------------------------------------------------------------------
                                           CONVERTIBLE CORPORATE BONDS -- 0.9%
                                           ENERGY -- 0.6%
                                           Oil & Gas Equipment & Services -- 0.6%
     100,000                      B+/NR    Exterran Holdings, Inc., 4.25%, 6/15/14                           $      99,250
                                                                                                             -------------
                                           Total Energy                                                      $      99,250
--------------------------------------------------------------------------------------------------------------------------
                                           CAPITAL GOODS -- 0.2%
                                           Construction & Farm Machinery
                                           & Heavy Trucks -- 0.2%
      50,000                      B-/NR    Meritor, Inc., 4.625%, 3/1/26 (Step)                              $      43,500
                                                                                                             -------------
                                           Total Capital Goods                                               $      43,500
--------------------------------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 0.1%
                                           Asset Management & Custody Banks -- 0.1%
      15,000                     BBB/NR    Apollo Investment Corp., 5.75%,
                                           1/15/16                                                           $      15,075
                                                                                                             -------------
                                           Total Diversified Financials                                      $      15,075
--------------------------------------------------------------------------------------------------------------------------
                                           TOTAL CONVERTIBLE CORPORATE BONDS
                                           (Cost $147,893)                                                   $     157,825
--------------------------------------------------------------------------------------------------------------------------
Shares
--------------------------------------------------------------------------------------------------------------------------
                                           PREFERRED STOCKS -- 0.6%
                                           UTILITIES -- 0.6%
                                           Multi-Utilities -- 0.6%
       2,854                               RWE AG                                                            $     101,161
                                                                                                             -------------
                                           Total Utilities                                                   $     101,161
--------------------------------------------------------------------------------------------------------------------------
                                           TOTAL PREFERRED STOCKS
                                           (Cost $111,755)                                                   $     101,161
--------------------------------------------------------------------------------------------------------------------------
                                           COMMON STOCKS -- 38.4%
                                           ENERGY -- 2.9%
                                           Integrated Oil & Gas -- 2.9%
      12,872                               BP Plc                                                            $      85,360
       1,280                               Chevron Corp.                                                           140,262
       1,766                               Royal Dutch Shell Plc                                                    62,096
       3,681                               Statoil ASA                                                              87,357
       2,945                               Total SA                                                                135,545
                                                                                                             $     510,620
                                                                                                             -------------
                                           Total Energy                                                      $     510,620
--------------------------------------------------------------------------------------------------------------------------
                                           MATERIALS -- 1.4%
                                           Diversified Chemicals -- 0.8%
         830                               LyondellBasell Industries NV                                      $      36,960
       3,680                               The Dow Chemical Co.                                                    105,910
                                                                                                             -------------
                                                                                                             $     142,870
--------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/12 17

--------------------------------------------------------------------------------------------------------------------------
Shares                                                                                                       Value
--------------------------------------------------------------------------------------------------------------------------
                                           Diversified Metals & Mining -- 0.2%
       1,108                               Freeport-McMoRan Copper & Gold, Inc.                              $      37,306
--------------------------------------------------------------------------------------------------------------------------
                                           Gold -- 0.4%
       2,254                               AngloGold Ashanti, Ltd. (A.D.R.)                                  $      76,659
                                                                                                             -------------
                                           Total Materials                                                   $     256,835
--------------------------------------------------------------------------------------------------------------------------
                                           CAPITAL GOODS -- 3.2%
                                           Aerospace & Defense -- 0.2%
         406                               United Technologies Corp.                                         $      30,223
--------------------------------------------------------------------------------------------------------------------------
                                           Construction & Engineering -- 0.4%
       3,065                               KBR, Inc.                                                         $      80,426
--------------------------------------------------------------------------------------------------------------------------
                                           Industrial Conglomerates -- 1.7%
         371                               3M Co.                                                            $      33,846
     398,800                               Alliance Global Group, Inc.                                             111,217
       7,448                               General Electric Co.                                                    154,549
                                                                                                             -------------
                                                                                                             $     299,612
--------------------------------------------------------------------------------------------------------------------------
                                           Trading Companies & Distributors -- 0.9%
      15,000                               ITOCHU Corp.                                                      $     155,277
                                                                                                             -------------
                                           Total Capital Goods                                               $     565,538
--------------------------------------------------------------------------------------------------------------------------
                                           TRANSPORTATION -- 0.8%
                                           Air Freight & Logistics -- 0.7%
       3,691                               Oesterreichische Post AG                                          $     117,443
--------------------------------------------------------------------------------------------------------------------------
                                           Marine -- 0.1%
           4                               AP Moeller -- Maersk A/S                                          $      27,620
                                                                                                             -------------
                                           Total Transportation                                              $     145,063
--------------------------------------------------------------------------------------------------------------------------
                                           AUTOMOBILES & COMPONENTS -- 0.3%
                                           Automobile Manufacturers -- 0.3%
       1,071                               Daimler AG                                                        $      53,405
                                                                                                             -------------
                                           Total Automobiles & Components                                    $      53,405
--------------------------------------------------------------------------------------------------------------------------
                                           MEDIA -- 0.8%
                                           Publishing -- 0.8%
      41,000                               Singapore Press Holdings, Ltd.                                    $     135,218
                                                                                                             -------------
                                           Total Media                                                       $     135,218
--------------------------------------------------------------------------------------------------------------------------
                                           RETAILING -- 0.2%
                                           Home Improvement Retail -- 0.2%
         680                               The Home Depot, Inc.                                              $      35,482
                                                                                                             -------------
                                           Total Retailing                                                   $      35,482
--------------------------------------------------------------------------------------------------------------------------
                                           FOOD & STAPLES RETAILING -- 0.7%
                                           Drug Retail -- 0.2%
       1,137                               Walgreen Co.                                                      $      41,341
--------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/12

--------------------------------------------------------------------------------------------------------------------------
Shares                                                                                                       Value
--------------------------------------------------------------------------------------------------------------------------
                                           Hypermarkets & Super Centers -- 0.5%
       1,180                               Wal-Mart Stores, Inc.                                             $      87,827
                                                                                                             -------------
                                           Total Food & Staples Retailing                                    $     129,168
--------------------------------------------------------------------------------------------------------------------------
                                           FOOD, BEVERAGE & TOBACCO -- 3.3%
                                           Agricultural Products -- 0.3%
       4,366                               GrainCorp, Ltd.                                                   $      42,067
--------------------------------------------------------------------------------------------------------------------------
                                           Packaged Foods & Meats -- 1.5%
       4,374                               Nestle SA                                                         $     268,847
--------------------------------------------------------------------------------------------------------------------------
                                           Tobacco -- 1.5%
       3,806                               Altria Group, Inc.                                                $     136,902
       1,438                               Philip Morris International, Inc.                                       131,491
                                                                                                             -------------
                                                                                                             $     268,393
                                                                                                             -------------
                                           Total Food, Beverage & Tobacco                                    $     579,307
--------------------------------------------------------------------------------------------------------------------------
                                           PHARMACEUTICALS, BIOTECHNOLOGY
                                           & LIFE SCIENCES -- 8.6%
                                           Pharmaceuticals -- 8.6%
       7,460                               GlaxoSmithKline Plc                                               $     171,429
       1,909                               Johnson & Johnson Co.                                                   132,141
       7,547                               Merck & Co., Inc.                                                       333,351
       6,324                               Novartis AG                                                             370,743
      14,742                               Pfizer, Inc.                                                            354,398
         442                               Roche Holding AG                                                         78,293
       1,051                               Sanofi                                                                   85,532
                                                                                                             -------------
                                                                                                             $   1,525,887
                                                                                                             -------------
                                           Total Pharmaceuticals, Biotechnology
                                           & Life Sciences                                                   $   1,525,887
--------------------------------------------------------------------------------------------------------------------------
                                           BANKS -- 1.3%
                                           Diversified Banks -- 1.3%
     374,000                               Bank Pembangunan Daerah Jawa
                                           Barat Dan Banten Tbk PT                                           $      37,053
       3,238                               National Australia Bank, Ltd.                                            84,563
         402                               The Toronto-Dominion Bank                                                31,631
       3,000                               United Overseas Bank, Ltd.                                               47,997
       1,016                               Wells Fargo & Co.                                                        34,351
                                                                                                             -------------
                                                                                                             $     235,595
                                                                                                             -------------
                                           Total Banks                                                       $     235,595
--------------------------------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 1.4%
                                           Specialized Finance -- 1.0%
       3,564                               Deutsche Boerse AG                                                $     177,327
--------------------------------------------------------------------------------------------------------------------------
                                           Asset Management & Custody Banks -- 0.4%
       2,040                               Ares Capital Corp.                                                $      33,925
       1,472                               The Carlyle Group LP*                                                    35,961
                                                                                                             -------------
                                                                                                             $      69,886
                                                                                                             -------------
                                           Total Diversified Financials                                      $     247,213
--------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/12 19

--------------------------------------------------------------------------------------------------------------------------
Shares                                                                                                       Value
--------------------------------------------------------------------------------------------------------------------------
                                           INSURANCE -- 1.2%
                                           Multi-line Insurance -- 0.6%
       1,045                               Allianz SE                                                        $     103,865
--------------------------------------------------------------------------------------------------------------------------
                                           Reinsurance -- 0.6%
         802                               Muenchener Rueckversicherungs AG                                  $     113,781
                                                                                                             -------------
                                           Total Insurance                                                   $     217,646
--------------------------------------------------------------------------------------------------------------------------
                                           REAL ESTATE -- 0.7%
                                           Diversified REITs -- 0.5%
          78                               United Urban Investment Corp.                                     $      84,662
--------------------------------------------------------------------------------------------------------------------------
                                           Real Estate Development -- 0.2%
      15,000                               Keppel Land, Ltd.                                                 $      41,354
                                                                                                             -------------
                                           Total Real Estate                                                 $     126,016
--------------------------------------------------------------------------------------------------------------------------
                                           SOFTWARE & SERVICES -- 1.8%
                                           Systems Software -- 1.8%
      10,883                               Microsoft Corp.                                                   $     320,722
                                                                                                             -------------
                                           Total Software & Services                                         $     320,722
--------------------------------------------------------------------------------------------------------------------------
                                           TECHNOLOGY HARDWARE & EQUIPMENT -- 0.2%
                                           Computer Hardware -- 0.2%
          58                               Apple, Inc.*                                                      $      35,424
                                                                                                             -------------
                                           Total Technology Hardware & Equipment                             $      35,424
--------------------------------------------------------------------------------------------------------------------------
                                           SEMICONDUCTORS & SEMICONDUCTOR
                                           EQUIPMENT -- 0.5%
                                           Semiconductors -- 0.5%
       3,145                               Intel Corp.                                                       $      80,826
         454                               Xilinx, Inc.                                                             14,710
                                                                                                             -------------
                                                                                                             $      95,536
                                                                                                             -------------
                                           Total Semiconductors &
                                           Semiconductor Equipment                                           $      95,536
--------------------------------------------------------------------------------------------------------------------------
                                           TELECOMMUNICATION SERVICES -- 5.9%
                                           Integrated Telecommunication Services -- 4.0%
       4,762                               AT&T, Inc.                                                        $     180,575
       2,062                               CenturyLink, Inc.                                                        85,655
      89,000                               PCCW, Ltd.                                                               34,913
      37,438                               Singapore Telecommunications, Ltd.                                      107,465
     224,250                               Telecom Italia S.p.A.                                                   156,403
       3,071                               Verizon Communications, Inc.                                            138,625
                                                                                                             -------------
                                                                                                             $     703,636
--------------------------------------------------------------------------------------------------------------------------
                                           Wireless Telecommunication Services -- 1.9%
      77,874                               Vodafone Group Plc                                                $     222,525
       4,161                               Vodafone Group Plc (A.D.R.)                                             119,629
                                                                                                             -------------
                                                                                                             $     342,154
                                                                                                             -------------
                                           Total Telecommunication Services                                  $   1,045,790
--------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/12

--------------------------------------------------------------------------------------------------------------------------
Shares                                                                                                       Value
--------------------------------------------------------------------------------------------------------------------------
                                           UTILITIES -- 3.2%
                                           Multi-Utilities -- 3.1%
      10,113                               Ameren Corp.                                                      $     345,966
       7,000                               GDF Suez                                                                155,798
       5,464                               National Grid Plc                                                        56,681
                                                                                                             -------------
                                                                                                             $     558,445
--------------------------------------------------------------------------------------------------------------------------
                                           Water Utilities -- 0.1%
      32,200                               Manila Water Co., Inc.                                            $      20,076
                                                                                                             -------------
                                           Total Utilities                                                   $     578,521
--------------------------------------------------------------------------------------------------------------------------
                                           TOTAL COMMON STOCKS
                                           (Cost $6,587,534)                                                 $   6,838,986
--------------------------------------------------------------------------------------------------------------------------


               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                                     Value
--------------------------------------------------------------------------------------------------------------------------
                                           ASSET BACKED SECURITIES -- 0.6%
                                           BANKS -- 0.6%
                                           Thrifts & Mortgage Finance -- 0.6%
     100,000                      BB/NR    CarNow Auto Receivables Trust, 6.9%,
                                           11/15/16 (144A)                                                   $     100,249
       7,971       0.59          AAA/A1    Countrywide Asset-Backed Certificates,
                                           Floating Rate Note, 6/25/33 (144A)                                        7,404
                                                                                                             -------------
                                                                                                                   107,653
                                                                                                             -------------
                                           Total Banks                                                       $     107,653
--------------------------------------------------------------------------------------------------------------------------
                                           TOTAL ASSET BACKED SECURITIES
                                           (Cost $106,658)                                                   $     107,653
--------------------------------------------------------------------------------------------------------------------------
                                           COLLATERALIZED MORTGAGE
                                           OBLIGATIONS -- 4.9%
                                           BANKS -- 1.7%
                                           Thrifts & Mortgage Finance -- 1.7%
      29,205       0.43           A+/A1    Commercial Mortgage Pass Through
                                           Certificates, Floating Rate Note,
                                           6/15/22 (144A)                                                    $      27,433
      38,888       5.61          AAA/NR    Countrywide Home Loan Mortgage
                                           Pass Through Trust, Floating Rate
                                           Note, 1/25/33                                                            39,395
      40,103       5.25          BB+/NR    GSR Mortgage Loan Trust, Floating
                                           Rate Note, 7/25/35                                                       39,881
      50,000       5.94          BB-/A3    JP Morgan Chase Commercial
                                           Mortgage Securities Corp., Floating
                                           Rate Note, 2/15/51                                                       48,930
      50,000       5.47         NR/Baa3    WF-RBS Commercial Mortgage Trust,
                                           Floating Rate Note, 2/15/44 (144A)                                       46,014
     100,000       5.34           NR/A2    WF-RBS Commercial Mortgage Trust,
                                           Floating Rate Note, 3/15/44 (144A)                                      103,921
                                                                                                             -------------
                                                                                                             $     305,574
                                                                                                             -------------
                                           Total Banks                                                       $     305,574
--------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/12 21

-------------------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                              Value
-------------------------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS - 1.8%
                                           Other Diversified Financial Services - 1.5%
     100,000          5.45        NR/A2    DBUBS Mortgage Trust, Floating Rate
                                           Note, 7/10/44 (144A)                                       $     105,671
      50,000                     BB+/NR    Morgan Stanley Capital I, Inc.,
                                           5.406%, 3/15/44                                                   49,960
     100,000          5.88        BB/NR    Morgan Stanley Capital I, Inc., Floating
                                           Rate Note, 6/11/49                                               103,741
                                                                                                      -------------
                                                                                                      $     259,372
-------------------------------------------------------------------------------------------------------------------
                                           Specialized Finance - 0.3%
      50,000          5.81       BB+/NR    CW Capital Cobalt, Ltd., Floating Rate
                                           Note, 5/15/46                                              $      50,755
-------------------------------------------------------------------------------------------------------------------
                                           Consumer Finance - 0.0%+
       9,537          4.95       CCC/NR    GMAC Mortgage Corp Loan Trust,
                                           Floating Rate Note, 5/25/35                                $       8,956
                                                                                                      -------------
                                           Total Diversified Financials                               $     319,083
-------------------------------------------------------------------------------------------------------------------
                                           REAL ESTATE - 0.8%
                                           Mortgage REITs - 0.8%
     100,000          4.35        NR/A3    FREMF Mortgage Trust, Floating Rate
                                           Note, 1/25/46 (144A)                                       $     100,069
      50,000          4.16      NR/Baa2    FREMF Mortgage Trust, Floating Rate
                                           Note, 9/25/44 (144A)                                              46,354
                                                                                                      -------------
                                                                                                      $     146,423
                                                                                                      -------------
                                           Total Real Estate                                          $     146,423
-------------------------------------------------------------------------------------------------------------------
                                           GOVERNMENT - 0.6%
                                           Government - 0.6%
     421,934                      NR/NR    Fannie Mae REMICS, 3.5%, 1/25/29                           $      28,777
     149,579          1.03        NR/NR    Government National Mortgage
                                           Association, Floating Rate Note, 2/16/53                          13,342
     149,800          1.05        NR/NR    Government National Mortgage
                                           Association, Floating Rate Note, 3/16/53                          12,848
     100,000          6.40        NR/NR    Government National Mortgage
                                           Association, Floating Rate Note, 6/20/38                          12,758
     198,898          1.10        NR/NR    Government National Mortgage
                                           Association, Floating Rate Note, 8/16/52                          15,941
     150,000          1.07        NR/NR    Government National Mortgage
                                           Association, Floating Rate Note, 9/16/52                          13,636
                                                                                                      -------------
                                                                                                      $      97,302
                                                                                                      -------------
                                           Total Government                                           $      97,302
-------------------------------------------------------------------------------------------------------------------
                                           TOTAL COLLATERALIZED
                                           MORTGAGE OBLIGATIONS
                                           (Cost $814,970)                                            $     868,382
-------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/12

-------------------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                              Value
-------------------------------------------------------------------------------------------------------------------
                                           CORPORATE BONDS - 46.4%
                                           ENERGY - 9.4%
                                           Oil & Gas Equipment & Services - 1.2%
     100,000                       B+/B1   American Petroleum Tankers Parent LLC,
                                           10.25%, 5/1/15                                             $     104,500
     100,000                        B/B3   Expro Finance Luxembourg SCA, 8.5%,
                                           12/15/16 (144A)                                                   99,250
                                                                                                      -------------
                                                                                                      $     203,750
-------------------------------------------------------------------------------------------------------------------
                                           Oil & Gas Exploration & Production - 6.6%
     125,000                        B/B3   Carrizo Oil & Gas, Inc., 8.625%,
                                           10/15/18                                                   $     135,312
      50,000                     BB-/Ba3   Chesapeake Energy Corp., 6.775%,
                                           3/15/19                                                           49,000
     125,000                       B-/B3   Comstock Resources, Inc., 8.375%,
                                           10/15/17                                                         125,000
     100,000                        B/B2   EP Energy LLC, 9.375%, 5/1/20 (144A)                             107,625
     100,000                   CCC+/Caa1   Goodrich Petroleum Corp., 8.875%,
                                           3/15/19                                                           95,000
      50,000                     CCC+/B3   Halcon Resources Corp., 9.75%,
                                           7/15/20 (144A)                                                    50,875
     100,000                     B-/Caa1   Northern Oil and Gas, Inc., 8.0%,
                                           6/1/20 (144A)                                                    101,000
     100,000                        B/B3   Penn Virginia Corp., 7.25%, 4/15/19                               82,500
     100,000                   CCC+/Caa1   PetroBakken Energy, Ltd., 8.625%,
                                           2/1/20 (144A)                                                    100,500
      50,000                     B-/Caa1   QR Energy LP, 9.25%, 8/1/20 (144A)                                50,250
     100,000                       B-/B3   Resolute Energy Corp., 8.5%, 5/1/20
                                           (144A)                                                           102,000
      50,000                        B/B1   Samson Investment Co., 9.75%, 2/15/20
                                           (144A)                                                            51,875
     125,000                       B+/B3   Swift Energy Co., 7.875%, 3/1/22                                 127,500
                                                                                                      -------------
                                                                                                      $   1,178,437
-------------------------------------------------------------------------------------------------------------------
                                           Coal & Consumable Fuels - 1.6%
     100,000                      BB-/B2   Alpha Natural Resources, Inc.,
                                           6.0%, 6/1/19                                               $      87,000
     125,000                       B-/B3   Arch Coal, Inc., 7.0%, 6/15/19                                   109,062
     100,000                        B/B3   Murray Energy Corp., 10.25%,
                                           10/15/15 (144A)                                                   89,000
                                                                                                      -------------
                                                                                                      $     285,062
                                                                                                      -------------
                                           Total Energy                                               $   1,667,249
-------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/12 23

-------------------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                              Value
-------------------------------------------------------------------------------------------------------------------
                                           MATERIALS - 6.3%
                                           Commodity Chemicals - 1.0%
     100,000                     CCC+/NR   Hexion US Finance Corp., 9.0%,
                                           11/15/20                                                   $      84,500
     100,000                      BB/Ba2   NOVA Chemicals Corp., 7.875%,
                                           9/15/25                                                          100,000
                                                                                                      -------------
                                                                                                      $     184,500
-------------------------------------------------------------------------------------------------------------------
                                           Diversified Chemicals - 0.9%
     100,000                   CCC+/Caa1   INEOS Group Holdings SA, 8.5%,
                                           2/15/16 (144A)                                             $      90,500
     100,000                    CCC/Caa1   Momentive Performance Materials,
                                           Inc., 9.0%, 1/15/21                                               73,000
                                                                                                      -------------
                                                                                                      $     163,500
-------------------------------------------------------------------------------------------------------------------
                                           Diversified Metals & Mining - 1.4%
     100,000                   CCC+/Caa1   Midwest Vanadium Pty, Ltd., 11.5%,
                                           2/15/18 (144A)                                             $      67,000
     100,000                   CCC+/Caa1   Mirabela Nickel, Ltd., 8.75%,
                                           4/15/18 (144A)                                                    72,000
     100,000                      BB/Ba3   Vedanta Resources Plc, 9.5%,
                                           7/18/18 (144A)                                                   100,750
                                                                                                      -------------
                                                                                                      $     239,750
-------------------------------------------------------------------------------------------------------------------
                                           Steel - 2.0%
     100,000                      B/Caa1   Atkore International, Inc., 9.875%,
                                           1/1/18                                                     $      96,000
      70,000                     BB+/Ba2   Commercial Metals Co., 7.35%,
                                           8/15/18                                                           72,888
     100,000                   CCC-/Caa2   Essar Steel Algoma, Inc., 9.875%,
                                           6/15/15 (144A)                                                    82,000
     100,000                        B/B3   JMC Steel Group, 8.25%, 3/15/18
                                           (144A)                                                           100,250
                                                                                                      -------------
                                                                                                      $     351,138
-------------------------------------------------------------------------------------------------------------------
                                           Forest Products - 0.4%
     100,000                       B-/B3   Millar Western Forest Products, Ltd.,
                                           8.5%, 4/1/21                                               $      77,000
-------------------------------------------------------------------------------------------------------------------
                                           Paper Products - 0.6%
     100,000                       B+/B1   Appleton Papers, Inc., 10.5%,
                                           6/15/15 (144A)                                             $     106,750
                                                                                                      -------------
                                           Total Materials                                            $   1,122,638
-------------------------------------------------------------------------------------------------------------------
                                           CAPITAL GOODS - 5.8%
                                           Aerospace & Defense - 0.5%
     100,000                       B-/B2   DynCorp International, Inc., 10.375%,
                                           7/1/17                                                     $      84,000
-------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/12

-------------------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                              Value
-------------------------------------------------------------------------------------------------------------------
                                           Building Products - 1.2%
     100,000                    BBB-/Ba2   Masco Corp., 7.125%, 3/15/20                               $     111,709
     100,000                      BB-/B2   USG Corp., 8.375%, 10/15/18
                                           (144A)                                                           107,000
                                                                                                      -------------
                                                                                                      $     218,709
-------------------------------------------------------------------------------------------------------------------
                                           Electrical Components & Equipment - 0.6%
     100,000                        B/B3   Coleman Cable, Inc., 9.0%, 2/15/18                         $     105,625
-------------------------------------------------------------------------------------------------------------------
                                           Industrial Conglomerates - 1.0%
      75,000                        B/B2   JB Poindexter & Co., Inc., 9.0%,
                                           4/1/22 (144A)                                              $      74,812
     100,000                     CCC+/B3   Park-Ohio Industries, Inc., 8.125%,
                                           4/1/21                                                           102,250
                                                                                                      -------------
                                                                                                      $     177,062
-------------------------------------------------------------------------------------------------------------------
                                           Construction & Farm Machinery
                                           & Heavy Trucks - 1.2%
     100,000                        B/B2   Commercial Vehicle Group, Inc.,
                                           7.875%, 4/15/19                                            $     100,875
     125,000                        B/B1   Navistar International Corp.,
                                           8.25%, 11/1/21                                                   117,187
                                                                                                      -------------
                                                                                                      $     218,062
-------------------------------------------------------------------------------------------------------------------
                                           Industrial Machinery - 1.3%
     100,000                      B/Caa2   Liberty Tire Recycling, 11.0%,
                                           10/1/16 (144A)                                             $      93,250
     100,000                       B+/B1   Mcron Finance Sub LLC, 8.375%,
                                           5/15/19 (144A)                                                   103,250
      50,000                        B/B3   Xerium Technologies, Inc., 8.875%,
                                           6/15/18                                                           41,250
                                                                                                      -------------
                                                                                                      $     237,750
                                                                                                      -------------
                                           Total Capital Goods                                        $   1,041,208
-------------------------------------------------------------------------------------------------------------------
                                           COMMERCIAL SERVICES & SUPPLIES - 0.6%
                                           Diversified Support Services - 0.6%
     100,000                        B/B3   ADS Tactical, Inc., 11.0%, 4/1/18 (144A)                   $     101,500
                                                                                                      -------------
                                           Total Commercial Services & Supplies                       $     101,500
-------------------------------------------------------------------------------------------------------------------
                                           TRANSPORTATION - 1.0%
                                           Air Freight & Logistics - 0.5%
     100,000                     B-/Caa1   CEVA Group Plc, 11.5%, 4/1/18 (144A)                       $      93,625
-------------------------------------------------------------------------------------------------------------------
                                           Airlines - 0.5%
     100,000                        B/NR   Gol Finance, 9.25%, 7/20/20 (144A)                         $      92,000
                                                                                                      -------------
                                           Total Transportation                                       $     185,625
-------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/12 25

-------------------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                              Value
-------------------------------------------------------------------------------------------------------------------
                                           AUTOMOBILES & COMPONENTS - 0.5%
                                           Auto Parts & Equipment - 0.5%
     100,000                       B+/B2   Pittsburgh Glass Works LLC, 8.5%,
                                           4/15/16 (144A)                                             $      93,000
                                                                                                      -------------
                                           Total Automobiles & Components                             $      93,000
-------------------------------------------------------------------------------------------------------------------
                                           CONSUMER DURABLES & APPAREL - 3.4%
                                           Homebuilding - 2.1%
     150,000                    CCC/Caa3   Beazer Homes USA, Inc., 9.125%,
                                           6/15/18                                                    $     146,250
     100,000                      NR/Ba3   Desarrolladora Homex SAB de CV,
                                           9.5%, 12/11/19 (144A)                                            103,880
      50,000                        B/B2   KB Home, 8.0%, 3/15/20                                            52,375
      75,000                       B+/B1   Meritage Homes Corp., 7.0%,
                                           4/1/22 (144A)                                                     78,000
                                                                                                      -------------
                                                                                                      $     380,505
-------------------------------------------------------------------------------------------------------------------
                                           Housewares & Specialties - 1.0%
     100,000                     B-/Caa1   Reynolds Group Issuer, Inc., 9.0%,
                                           4/15/19                                                    $     101,750
      66,000                     CCC+/B3   Yankee Candle Co., Inc., 9.75%,
                                           2/15/17                                                           68,722
                                                                                                      -------------
                                                                                                      $     170,472
-------------------------------------------------------------------------------------------------------------------
                                           Leisure Products - 0.3%
      50,000                   CCC+/Caa1   PC Merger Sub, Inc., 8.875%,
                                           8/1/20 (144A)                                              $      51,750
                                                                                                      -------------
                                           Total Consumer Durables & Apparel                          $     602,727
-------------------------------------------------------------------------------------------------------------------
                                           CONSUMER SERVICES - 1.3%
                                           Casinos & Gaming - 0.8%
      50,000                       B-/B3   Codere Finance Luxembourg SA, 9.25%,
                                           2/15/19 (144A)                                             $      37,500
     100,000                       BB/B2   Seneca Gaming Corp., 8.25%,
                                           12/1/18 (144A)                                                   103,625
                                                                                                      -------------
                                                                                                      $     141,125
-------------------------------------------------------------------------------------------------------------------
                                           Education Services - 0.5%
     100,000                     CCC+/B2   Cambium Learning Group, Inc.,
                                           9.75%, 2/15/17                                             $      88,750
                                                                                                      -------------
                                           Total Consumer Services                                    $     229,875
-------------------------------------------------------------------------------------------------------------------
                                           MEDIA - 1.6%
                                           Broadcasting - 1.6%
     100,000                   CCC+/Caa3   Intelsat Luxembourg SA, 11.5%,
                                           2/4/17 (144A) (PIK)                                        $     104,000
      80,000                   CCC+/Caa1   Truven Health Analytics, Inc.,
                                           10.625%, 6/1/20 (144A)                                            85,000

The accompanying notes are an integral part of these financial statements.

26 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/12

-------------------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                              Value
-------------------------------------------------------------------------------------------------------------------
                                           Broadcasting - (continued)
     100,000                       B+/B2   Univision Communications, Inc.,
                                           6.875%, 5/15/19 (144A)                                     $     104,000
                                                                                                      -------------
                                                                                                      $     293,000
                                                                                                      -------------
                                           Total Media                                                $     293,000
-------------------------------------------------------------------------------------------------------------------
                                           FOOD, BEVERAGE & TOBACCO - 1.7%
                                           Packaged Foods & Meats - 1.1%
     100,000                       BB/B1   JBS Finance II, Ltd., 8.25%,
                                           1/29/18 (144A)                                             $      99,620
     100,000                     B-/Caa1   Pilgrim's Pride Corp., 7.875%,
                                           12/15/18                                                          93,000
                                                                                                      -------------
                                                                                                      $     192,620
-------------------------------------------------------------------------------------------------------------------
                                           Tobacco - 0.6%
     100,000                       B-/B3   Alliance One International, Inc.,
                                           10.0%, 7/15/16                                             $     101,500
                                                                                                      -------------
                                           Total Food, Beverage & Tobacco                             $     294,120
-------------------------------------------------------------------------------------------------------------------
                                           HEALTH CARE EQUIPMENT & SERVICES - 4.2%
                                           Health Care Equipment - 0.6%
     125,000                   CCC+/Caa2   Accellent, Inc., 10.0%, 11/1/17                            $     106,562
-------------------------------------------------------------------------------------------------------------------
                                           Health Care Services - 1.4%
     100,000                     CCC+/B3   ExamWorks Group, Inc., 9.0%, 7/15/19                       $     104,000
     100,000                    CCC/Caa2   Gentiva Health Services, Inc.,
                                           11.5%, 9/1/18                                                     89,750
      60,000                     CCC+/B3   Surgical Care Affiliates, Inc., 8.875%,
                                           7/15/15 (144A)                                                    60,900
                                                                                                      -------------
                                                                                                      $     254,650
-------------------------------------------------------------------------------------------------------------------
                                           Health Care Facilities - 1.6%
     100,000                       B+/B1   Aviv Healthcare Properties LP,
                                           7.75%, 2/15/19                                             $     103,375
     100,000                        B/B3   Capella Healthcare, Inc., 9.25%, 7/1/17                          106,000
      75,000                       B-/B3   Vanguard Health Holding Co. II LLC,
                                           7.75%, 2/1/19                                                     78,000
                                                                                                      -------------
                                                                                                      $     287,375
-------------------------------------------------------------------------------------------------------------------
                                           Health Care Technology - 0.6%
     100,000                       B-/B3   MedAssets, Inc., 8.0%, 11/15/18                            $     105,500
                                                                                                      -------------
                                           Total Health Care Equipment & Services                     $     754,087
-------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/12 27

-------------------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                              Value
-------------------------------------------------------------------------------------------------------------------
                                           PHARMACEUTICALS, BIOTECHNOLOGY
                                           & LIFE SCIENCES - 0.8%
                                           Biotechnology - 0.8%
     100,000                     B+/Caa2   Lantheus Medical Imaging, Inc.,
                                           9.75%, 5/15/17                                             $      92,500
      40,000                       BB/B3   Warner Chilcott Co. LLC, 7.75%,
                                           9/15/18                                                           43,250
                                                                                                      -------------
                                                                                                      $     135,750
                                                                                                      -------------
                                           Total Pharmaceuticals, Biotechnology
                                           & Life Sciences                                            $     135,750
-------------------------------------------------------------------------------------------------------------------
                                           BANKS - 0.5%
                                           Diversified Banks - 0.5%
     100,000                    BBB-/Ba2   Societe Generale SA, 8.75%,
                                           10/29/49 (Perpetual)                                       $      94,950
                                                                                                      -------------
                                           Total Banks                                                $      94,950
-------------------------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS - 1.2%
                                           Other Diversified Financial Services - 0.6%
     100,000          7.12      AA-/Baa1   General Electric Capital Corp., Floating
                                           Rate Note, 12/15/49 (Perpetual)                            $     108,199
-------------------------------------------------------------------------------------------------------------------
                                           Specialized Finance - 0.6%
     100,000                    BBB/Baa3   Cantor Fitzgerald LP, 7.875%,
                                           10/15/19 (144A)                                            $     100,562
                                                                                                      -------------
                                           Total Diversified Financials                               $     208,761
-------------------------------------------------------------------------------------------------------------------
                                           INSURANCE - 1.7%
                                           Insurance Brokers - 1.1%
     100,000                    CCC/Caa2   Alliant Holdings I, Inc., 11.0%,
                                           5/1/15 (144A)                                              $     104,125
     100,000                   CCC+/Caa2   HUB International Holdings, Inc.,
                                           10.25%, 6/15/15 (144A)                                           100,500
                                                                                                      -------------
                                                                                                      $     204,625
-------------------------------------------------------------------------------------------------------------------
                                           Multi-line Insurance - 0.6%
     100,000                    BBB/Baa3   Genworth Financial, Inc., 7.2%, 2/15/21                    $      97,982
                                                                                                      -------------
                                           Total Insurance                                            $     302,607
-------------------------------------------------------------------------------------------------------------------
                                           REAL ESTATE - 1.1%
                                           Diversified REITs - 0.5%
     100,000                      B+/Ba3   CNL Lifestyle Properties, Inc., 7.25%,
                                           4/15/19                                                    $      92,000
-------------------------------------------------------------------------------------------------------------------
                                           Real Estate Operating Companies - 0.6%
     100,000                       B-/B3   Forest City Enterprises, Inc., 6.5%,
                                           2/1/17                                                     $      96,250
                                                                                                      -------------
                                           Total Real Estate                                          $     188,250
-------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/12

-------------------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                              Value
-------------------------------------------------------------------------------------------------------------------
                                           SOFTWARE & SERVICES - 0.7%
                                           Internet Software & Services - 0.3%
      50,000                      BB-/B1   j2 Global, Inc., 8.0%, 8/1/20 (144A)                       $      50,312
-------------------------------------------------------------------------------------------------------------------
                                           Application Software - 0.4%
     100,000                      B/Caa1   Allen Systems Group, Inc., 10.5%,
                                           11/15/16 (144A)                                            $      81,500
                                                                                                      -------------
                                           Total Software & Services                                  $     131,812
-------------------------------------------------------------------------------------------------------------------
                                           SEMICONDUCTORS & SEMICONDUCTOR
                                           EQUIPMENT - 0.3%
                                           Semiconductor Equipment - 0.3%
      70,000                     B+/Caa1   MEMC Electronic Materials, Inc.,
                                           7.75%, 4/1/19                                              $      54,425
                                                                                                      -------------
                                           Total Semiconductors &
                                           Semiconductor Equipment                                    $      54,425
-------------------------------------------------------------------------------------------------------------------
                                           TELECOMMUNICATION SERVICES - 2.7%
                                           Integrated Telecommunication Services - 2.1%
      77,000                     CCC+/B3   Cincinnati Bell, Inc., 8.75%, 3/15/18                      $      75,268
     160,000                      BB/Ba2   Frontier Communications Corp., 8.75%,
                                           4/15/22                                                          171,200
     120,000                        B/NR   Windstream Corp., 7.5%, 6/1/22                                   125,400
                                                                                                      -------------
                                                                                                      $     371,868
-------------------------------------------------------------------------------------------------------------------
                                           Wireless Telecommunication Services - 0.6%
     100,000                        B/B2   MetroPCS Wireless, Inc., 6.625%,
                                           11/15/20                                                   $     101,000
                                                                                                      -------------
                                           Total Telecommunication Services                           $     472,868
-------------------------------------------------------------------------------------------------------------------
                                           UTILITIES - 1.6%
                                           Gas Utilities - 1.1%
     100,000                      NR/Ba2   AmeriGas Finance LLC, 7.0%, 5/20/22                        $     106,250
     100,000                       B-/B2   Ferrellgas LP, 6.5%, 5/1/21                                       95,000
                                                                                                      -------------
                                                                                                      $     201,250
-------------------------------------------------------------------------------------------------------------------
                                           Independent Power Producers &
                                           Energy Traders - 0.5%
      75,000                      BB-/B1   NRG Energy, Inc., 7.625%, 1/15/18                          $      79,875
                                                                                                      -------------
                                           Total Utilities                                            $     281,125
-------------------------------------------------------------------------------------------------------------------
                                           TOTAL CORPORATE BONDS
                                           (Cost $8,084,330)                                            $ 8,255,577
-------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/12 29

-------------------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                              Value
-------------------------------------------------------------------------------------------------------------------
                                           SENIOR FLOATING RATE LOAN
                                           INTERESTS - 2.3%**
                                           CONSUMER DURABLES & APPAREL - 0.3%
                                           Housewares & Specialties - 0.3%
      49,875          5.25         B+/B1   Yankee Candle Co., Inc., Initial Term
                                           Loan, 4/2/19                                               $      50,194
                                                                                                      -------------
                                           Total Consumer Durables & Apparel                          $      50,194
-------------------------------------------------------------------------------------------------------------------
                                           CONSUMER SERVICES - 0.3%
                                           Specialized Consumer Services - 0.3%
      59,850          5.50         B/Ba3   Monitronics International, Inc.
                                           3/23/18                                                    $      60,374
                                                                                                      -------------
                                           Total Consumer Services                                    $      60,374
-------------------------------------------------------------------------------------------------------------------
                                           MEDIA - 0.4%
                                           Broadcasting - 0.4%
      75,000          4.50         B+/B2   Univision Communications, Inc.,
                                           Extended First-Lien Term Loan, 3/31/17                     $      72,062
                                                                                                      -------------
                                           Total Media                                                $      72,062
-------------------------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS - 0.3%
                                           Consumer Finance - 0.3%
      50,000          5.50       CCC+/B3   Springleaf Finance Corp., Initial
                                           Loan, 5/10/17                                              $      47,771
                                                                                                      -------------
                                           Total Diversified Financials                               $      47,771
-------------------------------------------------------------------------------------------------------------------
                                           INSURANCE - 0.4%
                                           Multi-Line Insurance - 0.4%
      75,000          9.25       CCC+/B3   AmWINS Group, Inc., 12/6/19                                $      74,625
                                                                                                      -------------
                                           Total Insurance                                            $      74,625
-------------------------------------------------------------------------------------------------------------------
                                           SOFTWARE & SERVICES - 0.6%
                                           Application Software - 0.6%
      99,495          5.25         B+/B1   Vertafore, Inc., Term Loan (First Lien),
                                           7/29/16                                                    $      99,516
                                                                                                      -------------
                                           Total Software & Services                                  $      99,516
-------------------------------------------------------------------------------------------------------------------
                                           TOTAL SENIOR FLOATING RATE
                                           LOAN INTERESTS
                                           (Cost $397,485)                                            $     404,542
-------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/12

-------------------------------------------------------------------------------------------------------------------
               S&P/Moody's
Principal      Ratings
Amount ($)     (unaudited)                                                                           Value
-------------------------------------------------------------------------------------------------------------------
                             TEMPORARY CASH INVESTMENTS - 3.8%
                             Repurchase Agreement - 3.8%
     685,000        NR/Aaa   JPMorgan, Inc., 0.19%, dated 7/31/12,
                             repurchase price of $685,000 plus
                             accrued interest on 8/1/12 collateralized
                             by $698,709 Federal National
                             Mortgage Association, 3.5-7.0%,
                             7/1/19-8/1/42                                                            $     685,000
-------------------------------------------------------------------------------------------------------------------
                             TOTAL TEMPORARY CASH INVESTMENTS
                             (Cost $685,000)                                                          $     685,000
-------------------------------------------------------------------------------------------------------------------
                             TOTAL INVESTMENT IN SECURITIES - 97.9%
                             (Cost $16,935,625) (a)                                                   $  17,419,126
-------------------------------------------------------------------------------------------------------------------
                             OTHER ASSETS & LIABILITIES - 2.1%                                        $     375,795
-------------------------------------------------------------------------------------------------------------------
                             TOTAL NET ASSETS - 100.0%                                                $  17,794,921
-------------------------------------------------------------------------------------------------------------------

*             Non-income producing security.

+             Rounds to less than 0.05%.

NR            Not rated by either S&P or Moody's.

PIK           Represents a pay-in-kind security.

REIT          Real Estate Investment Trust.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

(Perpetual)   Security with no stated maturity date.

(A.D.R.)      American Depositary Receipts.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major U.S. banks, (iii) the certificate of deposit or
              (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At July 31, 2012, the value of these securities amounted to $3,932,451 or 22.1% of total net assets.

(a) At July 31, 2012, the net unrealized gain on investments based on cost for federal income tax purposes of $16,968,712 was as follows:

                Aggregate gross unrealized gain for all investments in which
                  there is an excess of value over tax cost                         $ 834,275
                Aggregate gross unrealized loss for all investments in which
                  there is an excess of tax cost over value                          (383,861)
                                                                                    ---------
                Net unrealized gain                                                 $ 450,414
                                                                                    =========

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/12 31

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.

Purchases and sales of securities (excluding temporary cash investments) for the period ended July 31, 2012 aggregated $22,308,617 and $6,045,998, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

   Level 1 -- quoted prices in active markets for identical securities
   Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
   Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of July 31, 2012, in valuing the Fund's assets:

-------------------------------------------------------------------------------------------------
                                      Level 1         Level 2             Level 3    Total
-------------------------------------------------------------------------------------------------
Convertible Corporate Bonds           $        --     $    157,825        $   --     $   157,825
Preferred Stocks                               --          101,161            --         101,161
Common Stocks                           3,407,072        3,431,914            --       6,838,986
Asset Backed Securities                        --          107,653            --         107,653
Collateralized Mortgage Obligations            --          868,382            --         868,382
Corporate Bonds                                --        8,255,577            --       8,255,577
Senior Floating Rate Loan Interests            --          404,542            --         404,542
Repurchase Agreements                          --          685,000            --         685,000
-------------------------------------------------------------------------------------------------
Total                                 $ 3,407,072     $ 14,012,054        $   --     $17,419,126
=================================================================================================
Other Financial Instruments*          $     2,000     $     35,897        $   --     $    37,897
=================================================================================================

* Other financial instruments include foreign exchange contracts and futures contracts.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/12

Statement of Assets and Liabilities | 7/31/12

ASSETS:
  Investment in securities (cost $16,935,625)                                   $17,419,126
  Foreign currency (cost $92,788)                                                    94,050
  Futures collateral                                                                 36,750
  Receivables --
     Investment securities sold                                                     166,424
     Fund shares sold                                                                60,819
     Dividends, interest and foreign taxes withheld                                 223,777
     Due from Pioneer Investment Management, Inc.                                    24,659
     Due from broker                                                                379,328
     Variation margin                                                                 1,046
  Forward foreign currency portfolio hedge contracts, open net                       35,897
  Other                                                                              26,169
-------------------------------------------------------------------------------------------
        Total assets                                                            $18,468,045
===========================================================================================
LIABILITIES:
   Payables --
      Investment securities purchased                                           $   299,875
      Fund shares repurchased                                                           648
      Dividends                                                                      81,593
   Forward foreign currency settlement contracts, open net                               24
   Due to affiliates                                                                  9,306
   Due to custodian                                                                 214,098
   Accrued expenses                                                                  67,580
-------------------------------------------------------------------------------------------
         Total liabilities                                                      $   673,124
===========================================================================================
NET ASSETS:
  Paid-in capital                                                               $16,836,234
  Undistributed net investment income                                               245,974
  Accumulated net realized gain on investments, foreign currency
     transactions and futures contracts                                             191,048
  Net unrealized gain on investments                                                483,501
  Net unrealized gain on futures contracts                                            2,000
  Net unrealized gain on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies                  36,164
-------------------------------------------------------------------------------------------
        Total net assets                                                        $17,794,921
===========================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class A (based on $6,545,326/616,783 shares)                                 $     10.61
   Class C (based on $5,831,133/550,212 shares)                                 $     10.60
   Class Y (based on $5,418,462/510,252 shares)                                 $     10.62
MAXIMUM OFFERING PRICE:
   Class A ($10.61 (division) 95.5%)                                            $     11.11
===========================================================================================

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/12 33

Statement of Operations

For the period from 12/22/11 (Commencement of Operations) to 7/31/12

INVESTMENT INCOME:
   Interest                                                              $ 487,408
   Dividends (net of foreign taxes withheld of $16,831)                    184,116
---------------------------------------------------------------------------------------------------
         Total investment income                                                         $  671,524
---------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                        $  49,166
  Transfer agent fees
     Class A                                                                   182
     Class C                                                                   201
     Class Y                                                                    43
  Distribution fees
     Class A                                                                 8,378
     Class C                                                                33,118
  Shareholder communication expense                                            241
  Administrative reimbursement                                               2,831
  Custodian fees                                                            19,622
  Registration fees                                                         40,180
  Professional fees                                                         63,290
  Printing expense                                                          33,200
  Fees and expenses of nonaffiliated Trustees                                2,500
  Miscellaneous                                                             10,337
---------------------------------------------------------------------------------------------------
     Total expenses                                                                      $  263,289
     Less fees waived and expenses reimbursed
         by Pioneer Investment Management, Inc.                                            (158,895)
---------------------------------------------------------------------------------------------------
     Net expenses                                                                        $  104,394
---------------------------------------------------------------------------------------------------
         Net investment income                                                           $  567,130
---------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, CREDIT
DEFAULT SWAPS, FUTURES CONTRACTS AND FOREIGN
CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                                         $ 104,462
     Futures contracts                                                        (310)
     Credit default swaps                                                   96,111
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                    73,482      $  273,745
---------------------------------------------------------------------------------------------------
  Change in net unrealized gain on:
     Investments                                                         $ 483,501
     Futures contracts                                                       2,000
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                   36,164       $  521,665
---------------------------------------------------------------------------------------------------
  Net gain on investments and futures contracts/foreign
     currency transactions                                                               $  795,410
---------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                   $1,362,540
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/12

Statement of Changes in Net Assets

---------------------------------------------------------------------------------------------------
                                                                                     12/22/11
                                                                                     (Commencement
                                                                                     of Operations)
                                                                                     to 7/31/12
---------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                                   $   567,130
Net realized gain on investments, futures contracts, credit default swaps and
  foreign currency transactions                                                             273,745
Change in net unrealized gain on investments, futures contracts and foreign
  currency transactions                                                                     521,665
---------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations                              $ 1,362,540
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.28 per share)                                                            $  (149,155)
   Class C ($0.24 per share)                                                               (128,121)
   Class Y ($0.28 per share)                                                               (142,695)
---------------------------------------------------------------------------------------------------
      Total distributions to shareowners                                                $  (419,971)
---------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                        $16,879,519
Reinvestment of distributions                                                                17,725
Cost of shares repurchased                                                                  (44,892)
---------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from
         Fund share transactions                                                        $16,852,352
---------------------------------------------------------------------------------------------------
      Net increase in net assets                                                        $17,794,921
NET ASSETS:
Beginning of period                                                                     $        --
---------------------------------------------------------------------------------------------------
End of period                                                                           $17,794,921
---------------------------------------------------------------------------------------------------
Undistributed net investment income                                                     $   245,974
===================================================================================================

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/12 35

---------------------------------------------------------------------------------------------------
                                                                      '12 Shares        '12 Amount
---------------------------------------------------------------------------------------------------
CLASS A*
Shares sold                                                             618,502          $6,237,784
Reinvestment of distributions                                               944               9,897
Less shares repurchased                                                  (2,663)            (27,231)
---------------------------------------------------------------------------------------------------
      Net increase                                                      616,783          $6,220,450
===================================================================================================
CLASS C*
Shares sold                                                             551,204          $5,535,843
Reinvestment of distributions                                               705               7,395
Less shares repurchased                                                  (1,697)            (17,661)
---------------------------------------------------------------------------------------------------
      Net increase                                                      550,212          $5,525,577
===================================================================================================
CLASS Y*
Shares sold                                                             510,211          $5,105,892
Reinvestment of distributions                                                41                 433
Less shares repurchased                                                      --                  --
---------------------------------------------------------------------------------------------------
      Net increase                                                      510,252          $5,106,325
===================================================================================================

* Class A, Class C and Class Y shares were first publicly offered on December 22, 2011.

The accompanying notes are an integral part of these financial statements.

36 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/12

Financial Highlights

---------------------------------------------------------------------------------------------------
                                                                                       12/22/11 (a)
                                                                                       to 7/31/12
---------------------------------------------------------------------------------------------------
 Class A
 Net asset value, beginning of period                                                    $10.00
---------------------------------------------------------------------------------------------------
 Increase from investment operations:
   Net investment income                                                                 $ 0.36
   Net realized and unrealized gain on investments                                         0.53
---------------------------------------------------------------------------------------------------
 Net increase in net assets from investment operations                                   $ 0.89
---------------------------------------------------------------------------------------------------
 Distributions to shareowners:
   Net investment income                                                                  (0.28)
---------------------------------------------------------------------------------------------------
 Net asset value, end of period                                                          $10.61
===================================================================================================
 Total return*                                                                             8.91%***
 Ratio of net expenses to average net assets                                               0.85%**
 Ratio of net investment income to average net assets                                      5.99%**
 Portfolio turnover rate                                                                     42%***
 Net assets, end of period (in thousands)                                                $6,545
 Ratios with no waiver of fees and assumption of expenses by the Adviser:
   Total expenses                                                                          2.51%**
   Net investment income                                                                   4.33%**
===================================================================================================

(a) Class A shares were first publicly offered on December 22, 2011.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
*** Not annualized.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/12 37

---------------------------------------------------------------------------------------------------
                                                                                       12/22/11 (a)
                                                                                       to 7/31/12
---------------------------------------------------------------------------------------------------
 Class C
 Net asset value, beginning of period                                                    $10.00
---------------------------------------------------------------------------------------------------
 Increase from investment operations:
   Net investment income                                                                 $ 0.32
   Net realized and unrealized gain on investments                                         0.52
---------------------------------------------------------------------------------------------------
 Net increase in net assets from investment operations                                   $ 0.84
---------------------------------------------------------------------------------------------------
 Distributions to shareowners:
   Net investment income                                                                  (0.24)
---------------------------------------------------------------------------------------------------
 Net asset value, end of period                                                          $10.60
===================================================================================================
 Total return*                                                                             8.45%***
 Ratio of net expenses to average net assets                                               1.67%**
 Ratio of net investment income to average net assets                                      5.17%**
 Portfolio turnover rate                                                                     42%***
 Net assets, end of period (in thousands)                                                $5,831
 Ratios with no waiver of fees and assumption of expenses by the Adviser:
   Total expenses                                                                          3.26%**
   Net investment income                                                                   3.58%**
===================================================================================================

(a) Class C shares were first publicly offered on December 22, 2011.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
*** Not annualized.

The accompanying notes are an integral part of these financial statements.

38 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/12

---------------------------------------------------------------------------------------------------
                                                                                       12/22/11 (a)
                                                                                       to 7/31/12
---------------------------------------------------------------------------------------------------
 Class Y
 Net asset value, beginning of period                                                    $10.00
---------------------------------------------------------------------------------------------------
 Increase from investment operations:
   Net investment income                                                                 $ 0.39
   Net realized and unrealized gain on investments                                         0.51
---------------------------------------------------------------------------------------------------
 Net increase in net assets from investment operations                                   $ 0.90
---------------------------------------------------------------------------------------------------
 Distributions to shareowners:
   Net investment income                                                                  (0.28)
---------------------------------------------------------------------------------------------------
 Net asset value, end of period                                                          $10.62
===================================================================================================
 Total return*                                                                             9.10%***
 Ratio of net expenses to average net assets                                               0.65%**
 Ratio of net investment income to average net assets                                      6.16%**
 Portfolio turnover rate                                                                     42%***
 Net assets, end of period (in thousands)                                                $5,418
 Ratios with no waiver of fees and assumption of expenses by the Adviser
   Total expenses                                                                          2.25%**
   Net investment income                                                                   4.56%**
===================================================================================================

(a) Class Y shares were first publicly offered on December 22, 2011.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
**  Annualized.
*** Not annualized.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/12 39

Notes to Financial Statements | 7/31/12

1. Organization and Significant Accounting Policies

Pioneer Multi-Asset Income Fund (the Fund) is one of three portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income to the extent consistent with a relatively high level of stability of principal.

The Fund offers three classes of shares designated as Class A, Class C, and Class Y shares. Class A, Class C and Class Y shares were first publicly offered on December 22, 2011. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

40 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/12

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. Senior loans for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Securities or loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ from exchange prices.

   At July 31, 2012, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/12 41

   Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

   Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts

   The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

42 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/12

D. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At July 31, 2012, the Fund reclassified $16,118 to decrease paid-in capital, $98,815 to increase undistributed net investment income, and $82,697 to decrease accumulated net realized gain on investments and foreign currency transactions to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

   The tax character of distributions paid during the year ended July 31, 2012 was as follows:

---------------------------------------------------------------------------------------
                                                                                   2012
---------------------------------------------------------------------------------------
  Distributions paid from:
  Ordinary income                                                              $419,971
---------------------------------------------------------------------------------------
      Total                                                                    $419,971
=======================================================================================

The following shows the components of distributable earnings on a federal income tax basis at July 31, 2012:

---------------------------------------------------------------------------------------
                                                                                   2012
---------------------------------------------------------------------------------------
  Distributable earnings:
  Undistributed ordinary income                                                $588,585
  Undistributed long-term gain                                                    1,014
  Dividend payable                                                              (81,593)
  Net unrealized gain                                                           450,681
---------------------------------------------------------------------------------------
      Total                                                                    $958,687
=======================================================================================

The difference between book-basis and tax-basis net unrealized gain is attributable to the tax deferral of losses on wash sales and the mark-to-market on forward and future contracts.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/12 43

E. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $850 in underwriting commissions on the sale of Class A shares during the period ended July 31, 2012.

F. Class Allocations

   Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
   Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

   The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

G. Risks

   When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of underlying issuers and their inability to meet their debt obligations. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

44 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/12

H. Futures Contracts

   The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices and currency rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. The use of futures contracts involves, to varying degrees, elements of market, interest rate currency exchange rate and counterparty risks, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. The average number of contracts open during the period ended July 31, 2012 was 4.

   At July 31, 2012, open futures contracts were as follows:

-------------------------------------------------------------------------------------
                       Number of
                       Contracts            Settlement                     Unrealized
   Type                Long/(Short)         Month           Value          Gain
-------------------------------------------------------------------------------------
   CBOE VIX Future     7                    10/12           $161,700       $2,000
-------------------------------------------------------------------------------------
    Total                                                                  $2,000
=====================================================================================

I. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/12 45

J. Credit Default Swaps

   A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to increase the Fund's income, to add leverage to the Fund or to hedge the risk of default on portfolio securities. When the Fund is a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the Fund as seller of protection would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty described above.

   When the Fund enters into a credit default swap contract, one party, the protection buyer, makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment received by the Fund, as the protection seller, is recorded as a liability in the Fund's records. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Fund's records. Periodic payments received or paid by the Fund are recorded as realized gains or losses.

   The credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses.

   Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. During the period, the Fund opened one credit default swap contract with a notional amount of $2,250,000. At July 31, 2012, the Fund had no open credit default swaps.

46 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/12

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $1 billion and 0.45% on assets over $1 billion.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.85%, 1.75%, and 0.65% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. Fees waived and expenses reimbursed during the period ended July 31, 2012 are reflected on the Statement of Operations. These expense limitations are in effect through December 1, 2013. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $8,354 in management fees, administrative costs and certain other reimbursements payable to PIM at July 31, 2012.

Effective March 5, 2012, PIM has retained Brown Brothers Harriman & Co. to provide certain sub-administration and accounting services to the Fund.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the period ended July 31, 2012, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                                    $120
 Class C                                                                     121
--------------------------------------------------------------------------------
  Total                                                                     $241
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $139 in transfer agent fees and out-of-pocket reimbursements payable from PIMSS at July 31, 2012.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/12 47

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $813 in distribution fees payable to PFD at July 31, 2012.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the period ended July 31, 2012, CDSCs in the amount of $48 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS, which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the period ended July 31, 2012, the Fund's expenses were not reduced under such arrangements.

6. Forward Foreign Currency Contracts

At July 31, 2012, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of contracts open during the period ended July 31, 2012 was $6,992,150. At July 31, 2012, the Fund's gross forward currency settlement contracts receivable and payable were $192,285 and $192,309, respectively, resulting in a net payable of $24.

48 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/12

As of July 31, 2012, outstanding forward portfolio hedge contracts were as follows:

------------------------------------------------------------------------------------------
                                                                            Net
                                                                            Unrealized
                    Contracts to   In Exchange   Settlement                 Appreciation/
 Currency           Deliver        For USD       Date         Value         (Depreciation)
------------------------------------------------------------------------------------------
EUR (Euro)             1,000,000     1,228,989    9/28/12      1,231,516    $ 2,527
EUR (Euro)            (1,000,000)   (1,264,850)   9/28/12     (1,231,516)    33,334
GBP (Pound Sterling)     300,000       469,516    9/28/12        470,420        904
GBP (Pound Sterling)    (300,000)     (469,552)   9/28/12       (470,420)      (868)
------------------------------------------------------------------------------------------
 Total                                                                      $35,897
------------------------------------------------------------------------------------------

7. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until January 20, 2012 was in the amount of $165 million. Under such facility, interest on borrowings was payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The credit facility in effect as of February 15, 2012 is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at LIBOR plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the period ended July 31, 2012, the Fund had no borrowings under a credit facility.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/12 49

8. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of July 31, 2012 were as follows:

---------------------------------------------------------------------------------------------------
  Derivatives Not
  Accounted for as
  Hedging Instruments
  Under Accounting               Asset Derivatives 2012                Liabilities Derivatives 2012
                                 ------------------------------------------------------------------
  Standards Codification         Balance Sheet                         Balance Sheet
  (ASC) 815                      Location           Value              Location               Value
---------------------------------------------------------------------------------------------------
  Forward Foreign
  Currency Contracts*            Receivables         $35,897           Payables               $  --
  Index Futures**                Receivables           2,000           Payables                  --
---------------------------------------------------------------------------------------------------
      Total                                          $37,897                                  $  --
===================================================================================================

* Forward foreign currency contracts are shown as a net receivable on the Statement of Assets and Liabilities.
** Reflects the unrealized appreciation on futures contracts (see Note 1H). The current day's variation margin is separately disclosed on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended July 31, 2012 was as follows:

---------------------------------------------------------------------------------------------------
 Derivatives Not                                                         Realized
 Accounted for as                                                        Gain or        Unrealized
 Hedging Instruments                                                     (Loss) on      Gain on
 Under Accounting            Location of Gain or (Loss)                  Derivatives    Derivatives
 Standards Codification      on Derivatives Recognized                   Recognized     Recognized
 (ASC) 185                   in Income                                   in Income      in Income
---------------------------------------------------------------------------------------------------
 Foreign Exchange Contracts  Net realized gain on forward foreign        $95,140
                             currency contracts and other assets
                             and liabilities denominated in
                             foreign currencies
 Foreign Exchange Contracts  Unrealized gain on forward foreign                         $35,897
                             currency contracts and other assets
                             and liabilities denominated in
                             foreign currencies
 Futures Contracts           Net realized loss on futures contracts      $  (310)
 Futures Contracts           Unrealized gain on futures contracts                       $ 2,000
 Credit default swaps        Net realized gain on credit default swaps   $96,111
---------------------------------------------------------------------------------------------------

50 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/12

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust IV and the Shareowners of Pioneer Multi-Asset Income Fund:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities of Pioneer Multi-Asset Income Fund, one of the portfolios constituting Pioneer Series Trust IV (the "Trust"), including the schedule of investments, as of July 31, 2012, the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the period from December 22, 2011 (commencement of operations) through July 31, 2012. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2012 by correspondence with the custodian, brokers and agent banks or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Multi-Asset Income Fund at July 31, 2012, and the results of its operations, the changes in their net assets and its financial highlights for the period from December 22, 2011 (commencement of operations) through July 31, 2012, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
September 25, 2012

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/12 51

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy voting policies and procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and Officers are listed on the following pages, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 56 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

52 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/12

Independent Trustees

----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                   Term of Office and                                                  Other Directorships
Position held with the Fund     Length of Service        Principal Occupation                       Held by Trustee
----------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (61)            Trustee since 2011.      Chairman and Chief Executive Officer,      Director, Broadridge
Chairman of the Board and       Serves until a           Quadriserv, Inc. (technology products      Financial Solutions, Inc.
Trustee                         successor trustee is     for securities lending industry) (2008 -   (investor communications and
                                elected or earlier       present); private investor (2004 -         securities processing
                                retirement or            2008); and Senior Executive Vice           provider for financial
                                removal.                 President, The Bank of New York            services industry) (2009 -
                                                         (financial and securities services)        present); Director,
                                                         (1986 - 2004)                              Quadriserv, Inc. (2005 -
                                                                                                    present); and Commissioner,
                                                                                                    New Jersey State Civil
                                                                                                    Service Commission (2011 -
                                                                                                    present)
----------------------------------------------------------------------------------------------------------------------------------
David R. Bock (68)              Trustee since 2011.      Managing Partner, Federal City Capital     Director of Enterprise
Trustee                         Serves until a           Advisors (corporate advisory services      Community Investment, Inc.
                                successor trustee is     company) (1997 - 2004 and 2008 -           (privately held affordable
                                elected or earlier       present); Interim Chief Executive          housing finance company) (1985
                                retirement or            Officer, Oxford Analytica, Inc.            - 2010); Director of Oxford
                                removal.                 (privately held research and consulting    Analytica, Inc. (2008 -
                                                         company) (2010); Executive Vice            present); Director of The
                                                         President and Chief Financial Officer,     Swiss Helvetia Fund, Inc.
                                                         I-trax, Inc. (publicly traded health       (closed-end fund) (2010 -
                                                         care services company) (2004 - 2007);      present); and Director of New
                                                         and Executive Vice President and Chief     York Mortgage Trust (publicly
                                                         Financial Officer, Pedestal Inc.           traded mort-gage REIT) (2004
                                                         (internet-based mortgage trading           - 2009, 2012 - present)
                                                         company) (2000 - 2002)
----------------------------------------------------------------------------------------------------------------------------------

Pioneer Multi-Asset Income Fund | Annual Report | 7/31/12 53

----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                   Term of Office and                                                  Other Directorships
Position held with the Fund     Length of Service        Principal Occupation                       Held by Trustee
----------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (64)               Trustee since 2011.      Chairman, Bush International, LLC          Director of Marriott
Trustee                         Serves until a           (international financial advisory firm)    International, Inc. (2008 -
                                successor trustee is     (1991 - present); Senior Managing          present); Director of
                                elected or earlier       Director, Brock Capital Group, LLC         Discover Financial Services
                                retirement or            (strategic business advisors) (2010 -      (credit card issuer and
                                removal.                 present); Managing Director, Federal       electronic payment services)
                                                         Housing Finance Board (oversight of        (2007 - present); Former
                                                         Federal Home Loan Bank system) (1989 -     Director of Briggs & Stratton
                                                         1991); Vice President and Head of          Co. (engine manufacturer)
                                                         International Finance, Federal National    (2004 - 2009); Former
                                                         Mortgage Association (1988 - 1989);        Director of UAL Corporation
                                                         U.S. Alternate Executive Director,         (airline holding company)
                                                         International Monetary Fund (1984 -        (2006 - 2010); Director of
                                                         1988); Executive Assistant to Deputy       ManTech International
                                                         Secretary of the U.S. Treasury, U.S.       Corporation (national secu-
                                                         Treasury Department (1982 - 1984); and     rity, defense, and
                                                         Vice President and Team Leader in          intelligence technology firm)
                                                         Corporate Banking, Bankers Trust Co.       (2006 - present); Member,
                                                         (1976 - 1982)                              Board of Governors,
                                                                                                    Investment Company Institute
                                                                                                    (2007 - present); Member,
                                                                                                    Board of Governors,
                                                                                                    Independent Directors Council
                                                                                                    (2007 - present); Former
                                                                                                    Director of Brady Corporation
                                                                                                    (2000 - 2007); Former
                                                                                                    Director of Mortgage Guaranty
                                                                                                    Insurance Corporation (1991 -
                                                                                                    2006); Former Director of
                                                                                                    Millennium Chemicals, Inc.
                                                                                                    (commodity chemicals) (2002 -
                                                                                                    2005); Former Director, R.J.
                                                                                                    Reynolds Tobacco Holdings,
                                                                                                    Inc. (tobacco) (1999-2005);
                                                                                                    and Former Director of
                                                                                                    Texaco, Inc. (1997 - 2001)
----------------------------------------------------------------------------------------------------------------------------------

54 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/12

----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                   Term of Office and                                                  Other Directorships
Position held with the Fund     Length of Service        Principal Occupation                       Held by Trustee
----------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (67)       Trustee since 2011.      William Joseph Maier Professor of          Trustee, Mellon Institutional
Trustee                         Serves until a           Political Economy, Harvard University      Funds Investment Trust and
                                successor trustee is     (1972 - present)                           Mellon Institutional Funds
                                elected or earlier                                                  Master Portfolio (oversaw 17
                                retirement or                                                       portfolios in fund complex)
                                removal.                                                            (1989-2008)
----------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (65)       Trustee since 2011.      Founding Director, Vice President and      None
Trustee                         Serves until a           Corporate Secretary, The Winthrop Group,
                                successor trustee is     Inc. (consulting firm) (1982-present);
                                elected or earlier       Desautels Faculty of Management, McGill
                                retirement or            University (1999 - present); and Manager
                                removal.                 of Research Operations and
                                                         Organizational Learning, Xerox PARC,
                                                         Xerox's advance research center
                                                         (1990-1994)
----------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (64)        Trustee since 2011.      President and Chief Executive Officer,     Director of New America High
Trustee                         Serves until a           Newbury, Piret & Company, Inc.             Income Fund, Inc. (closed-end
                                successor trustee is     (investment banking firm) (1981 -          investment company) (2004 -
                                elected or earlier       present)                                   present); and member, Board
                                retirement or                                                       of Governors, Investment
                                removal.                                                            Company Institute (2000 -
                                                                                                    2006)
----------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (83)            Trustee since 2011.      Senior Counsel, Sullivan & Cromwell LLP    Director, The Swiss Helvetia
Trustee                         Serves until a           (law firm) (1998 - present); and Partner,  Fund, Inc. (closed-end
                                successor trustee is     Sullivan & Cromwell LLP (prior to 1998)    investment company); and
                                elected or earlier                                                  Director, Invesco, Ltd.
                                retirement or                                                       (formerly AMVESCAP, PLC)
                                removal.                                                            (investment manager)
                                                                                                    (1997-2005)
----------------------------------------------------------------------------------------------------------------------------------

Pioneer Multi-Asset Income Fund | Annual Report | 7/31/12 55

Interested Trustees

----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                   Term of Office and                                                  Other Directorships
Position held with the Fund     Length of Service        Principal Occupation                       Held by Trustee
----------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (86)*        Trustee since 2011.      Non-Executive Chairman and a director of   None
Trustee and President           Serves until a           Pioneer Investment Management USA Inc.
                                successor trustee is     ("PIM-USA"); Chairman and a director of
                                elected or earlier       Pioneer; Chairman and Director of
                                retirement or            Pioneer Institutional Asset Management,
                                removal.                 Inc. (since 2006); Director of Pioneer
                                                         Alternative Investment Management
                                                         Limited (Dublin) (until October 2011);
                                                         President and a director of Pioneer
                                                         Alternative Investment Management
                                                         (Bermuda) Limited and affiliated funds;
                                                         Deputy Chairman and a director of
                                                         Pioneer Global Asset Management S.p.A.
                                                         ("PGAM") (until April 2010); Director of
                                                         Nano-C, Inc. (since 2003); Director of
                                                         Cole Management Inc. (2004 - 2011);
                                                         Director of Fiduciary Counseling, Inc.
                                                         (until December 2011); President of all
                                                         of the Pioneer Funds; and Retired
                                                         Partner, Wilmer Cutler Pickering Hale
                                                         and Dorr LLP
----------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (53)*       Trustee since 2011.      Director, CEO and President of PIM-USA     None
Trustee and Executive           Serves until a           (since February 2007); Director and
Vice President                  successor trustee is     President of Pioneer and Pioneer
                                elected or earlier       Institutional Asset Management, Inc.
                                retirement or            (since February 2007); Executive Vice
                                removal.                 President of all of the Pioneer Funds
                                                         (since March 2007); Director of PGAM
                                                         (2007 - 2010); Head of New Europe
                                                         Division, PGAM (2000 - 2005); and Head
                                                         of New Markets Division, PGAM (2005 -
                                                         2007)
----------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

56 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/12

Fund Officers

----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                   Term of Office and                                                  Other Directorships
Position held with the Fund     Length of Service        Principal Occupation                       Held by Officer
----------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (47)      Since 2011. Serves at    Vice President and Associate General       None
Secretary                       the discretion of the    Counsel of Pioneer since January 2008
                                Board.                   and Secretary of all of the Pioneer
                                                         Funds since June 2010; Assistant
                                                         Secretary of all of the Pioneer Funds
                                                         from September 2003 to May 2010; and
                                                         Vice President and Senior Counsel of
                                                         Pioneer from July 2002 to December 2007
----------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (51)          Since 2011. Serves at    Fund Governance Director of Pioneer        None
Assistant Secretary             the discretion of the    since December 2006 and Assistant
                                Board.                   Secretary of all the Pioneer Funds since
                                                         June 2010; Manager - Fund Governance of
                                                         Pioneer from December 2003 to November
                                                         2006; and Senior Paralegal of Pioneer
                                                         from January 2000 to November 2003
----------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (49)               Since 2011. Serves at    Counsel of Pioneer since June 2007 and     None
Assistant Secretary             the discretion of the    Assistant Secretary of all the Pioneer
                                Board.                   Funds since June 2010; and Vice
                                                         President and Counsel at State Street
                                                         Bank from October 2004 to June 2007
----------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (52)            Since 2011. Serves at    Vice President - Fund Treasury of          None
Treasurer                       the discretion of the    Pioneer; Treasurer of all of the Pioneer
                                Board.                   Funds since March 2008; Deputy Treasurer
                                                         of Pioneer from March 2004 to February
                                                         2008; and Assistant Treasurer of all of
                                                         the Pioneer Funds from March 2004 to
                                                         February 2008
----------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (47)           Since 2011. Serves at    Assistant Vice President - Fund Treasury   None
Assistant Treasurer             the discretion of the    of Pioneer; and Assistant Treasurer of
                                Board.                   all of the Pioneer Funds
----------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (54)              Since 2011. Serves at    Fund Accounting Manager - Fund Treasury    None
Assistant Treasurer             the discretion of the    of Pioneer; and Assistant Treasurer of
                                Board.                   all of the Pioneer Funds
----------------------------------------------------------------------------------------------------------------------------------

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/12 57

----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                   Term of Office and                                                  Other Directorships
Position held with the Fund     Length of Service        Principal Occupation                       Held by Officer
----------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (32)           Since 2011. Serves at    Fund Administration Manager - Fund         None
Assistant Treasurer             the discretion of the    Treasury of Pioneer since November 2008;
                                Board.                   Assistant Treasurer of all of the
                                                         Pioneer Funds since January 2009; and
                                                         Client Service Manager - Institutional
                                                         Investor Services at State Street Bank
                                                         from March 2003 to March 2007
----------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (59)            Since 2011. Serves at    Chief Compliance Officer of Pioneer and    None
Chief Compliance Officer        the discretion of the    of all the Pioneer Funds since March
                                Board.                   2010; Director of Adviser and Portfolio
                                                         Compliance at Pioneer since October
                                                         2005; and Senior Compliance Officer for
                                                         Columbia Management Advisers, Inc. from
                                                         October 2003 to October 2005
----------------------------------------------------------------------------------------------------------------------------------

58 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/12

                           This page for your notes.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/12 59

                           This page for your notes.

60 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/12

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                             1-800-225-4321

Retirement plans information                                     1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                1-800-225-4240

Our internet e-mail address                  ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2012 Pioneer Investments 25962-00-0912


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Pioneer Series Trust IV:
Audit Fees
Fees for audit services provided to the Funds, including fees associated with the annual filing of its Form N-1A, totaled approximately $109,542 in 2012 and $74,571 in 2011.

Pioneer Multi-Asset Income Fund:
Audit Fees
Fees for audit services provided to the Funds, including fees associated with the annual filing of its Form N-1A, totaled approximately $34,990 in 2012.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Pioneer Series Trust IV:
Audit-Related Fees
There were no fees for audit-related services provided to the Funds during the fiscal years ended July 31, 2012 and 2011.

Pioneer Multi-Asset Income Fund:
Audit-Related Fees
There were no fees for audit-related services provided to the Funds during the fiscal year ended July 31, 2012.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Pioneer Series Trust IV:
Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled approximately $24,870 and $16,580 in 2012 and 2011, respectively.

Pioneer Multi-Asset Income Fund:
Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled approximately $8,290 in 2012.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Pioneer Series Trust IV:
Other Fees
There were no fees for other services
provided to the Funds during the fiscal years ended July 31, 2012 and 2011.


Pioneer Multi-Asset Income Fund:
Other Fees
There were no fees for other services
provided to the Funds during the fiscal year ended July 31, 2012.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Funds' audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Funds. For the years ended July 31, 2012 and 2011, there were no services provided to an affiliate that required the Funds' audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Pioneer Series Trust IV:
The aggregate non-audit fees for the Funds and affiliates, as previously defined, totaled approximately $24,870 in 2012 and $16,580 in 2011.

Pioneer Multi-Asset Income Fund:
The aggregate non-audit fees for the Funds and affiliates, as previously defined, totaled approximately $8,290 in 2012.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust IV


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date September 28, 2012


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date September 28, 2012


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date September 28, 2012

* Print the name and title of each signing officer under his or her signature.